EXHIBIT 99.2






                Independent Engineer's Report by R. W. Beck, Inc.

                          INDEPENDENT ENGINEER'S REPORT

                             SOUTHERN POWER COMPANY
                              GENERATING FACILITIES

                                [R W BECK LOGO]

                  [THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY]

                                     ANNEX A

                          INDEPENDENT ENGINEER'S REPORT

                      SOUTHERN POWER GENERATING FACILITIES

                                TABLE OF CONTENTS

                                                                                                                PAGE
                                                                                                                ----
INTRODUCTION...................................................................................................  A-1

THE GENERATING FACILITIES......................................................................................  A-5
   The Facility Sites..........................................................................................  A-6
      The Dahlberg Facility Site...............................................................................  A-6
      The Franklin Facility Site...............................................................................  A-6
      The Harris Facility Site.................................................................................  A-7
      The McIntosh Facility Site...............................................................................  A-7
      The Stanton Facility Site................................................................................  A-7
      The Wansley Facility Site................................................................................  A-8
      Summary..................................................................................................  A-9
   Description of the Facilities...............................................................................  A-9
   Off-Site Requirements....................................................................................... A-10
      Fuel Supply.............................................................................................. A-10
      Water Supply and Treatment............................................................................... A-11
      Wastewater Disposal...................................................................................... A-13
      Electrical Interconnection............................................................................... A-13
   Review of Technologies...................................................................................... A-14
      GE 7FA CT................................................................................................ A-14
      GE 7EA CT................................................................................................ A-18
      Summary.................................................................................................. A-18
   Estimated Useful Life....................................................................................... A-19
   Performance Tests and Guarantees............................................................................ A-19
   Operating Programs and Procedures........................................................................... A-20
   Operating History........................................................................................... A-22
   Capacity and Heat Rate...................................................................................... A-22
      The Dahlberg Facility.................................................................................... A-22
      The Franklin Facility.................................................................................... A-23
      The Harris Facility...................................................................................... A-23
      The McIntosh Facility.................................................................................... A-24
      The Stanton Facility..................................................................................... A-25
      The Wansley Facility..................................................................................... A-25
      Summary.................................................................................................. A-26
   Availability................................................................................................ A-26
      The Dahlberg Facility.................................................................................... A-26
      The Franklin Facility.................................................................................... A-27
      The Harris Facility...................................................................................... A-27
      The McIntosh Facility.................................................................................... A-27
      The Stanton Facility..................................................................................... A-27
      The Wansley Facility..................................................................................... A-28
      Summary.................................................................................................. A-28
   Construction Status......................................................................................... A-28

                                     ANNEX A

                          INDEPENDENT ENGINEER'S REPORT

                      SOUTHERN POWER GENERATING FACILITIES

                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                                                                PAGE
                                                                                                                ----
ENVIRONMENTAL ASSESSMENTS...................................................................................... A-29
   Environmental Site Assessments.............................................................................. A-29
      The Dahlberg Facility.................................................................................... A-29
      The Franklin Facility.................................................................................... A-29
      The Harris Facility...................................................................................... A-29
      The McIntosh Facility.................................................................................... A-30
      The Stanton Facility..................................................................................... A-30
      The Wansley Facility..................................................................................... A-31
      Summary.................................................................................................. A-32
   Status of Permits and Approvals............................................................................. A-32
   Regulatory Compliance....................................................................................... A-34

PROJECTED OPERATING RESULTS.................................................................................... A-35
   Annual Operating Revenues................................................................................... A-36
      Revenue from PPAs........................................................................................ A-36
      Other Revenues from Electricity Sales.................................................................... A-39
   Annual Operating Expenses................................................................................... A-40
      Fuel Costs............................................................................................... A-40
      Operating and Maintenance Costs.......................................................................... A-40
      Purchased Power.......................................................................................... A-40
      Emissions Allowances..................................................................................... A-41
      General and Administrative and Other Expenses............................................................ A-41
   Annual Interest............................................................................................. A-41
   Interest Coverage........................................................................................... A-41
   Sensitivity Analyses........................................................................................ A-41
   Summary Comparison of Projected Operating Results........................................................... A-42

PRINCIPAL CONSIDERATIONS AND ASSUMPTIONS USED IN THE PROJECTION OF OPERATING RESULTS........................... A-42

CONCLUSIONS.................................................................................................... A-44

EXHIBITS
   EXHIBIT A-1    Base Case Projected Operating Results........................................................ A-46
   EXHIBIT A-2    Sensitivity A - Low Gas Market Price Scenario................................................ A-61
   EXHIBIT A-3    Sensitivity B - High Gas Market Price Scenario............................................... A-64
   EXHIBIT A-4    Sensitivity C - Capacity Overbuild Market Price Scenario..................................... A-67
   EXHIBIT A-5    Sensitivity D - Reduced Output............................................................... A-70
   EXHIBIT A-6    Sensitivity E - Reduced Availability......................................................... A-73
   EXHIBIT A-7    Sensitivity F - Increased Heat Rate.......................................................... A-76
   EXHIBIT A-8    Sensitivity G - Increased Operating Expenses................................................. A-79

                       Copyright (C) 2003 R. W. Beck, Inc.
                               All Rights Reserved

                                                                 [R W BECK LOGO]

                                                                   June 30, 2003

Southern Power Company
270 Peachtree Street NW
Suite 2000
Atlanta, Georgia 30303

Subject:        INDEPENDENT ENGINEER'S REPORT ON THE
                SOUTHERN POWER GENERATING FACILITIES

Ladies and Gentlemen:

                                  INTRODUCTION

                  Presented herein is the report (the "Report") of our review and analyses of the generating facilities owned by Southern Power Company ("Southern Power"), a wholly-owned subsidiary of The Southern Company ("Southern"). [Redacted]

                  The generating facilities reviewed, totaling 6,024 megawatts ("MW")(net), are summarized in Table 1 and consist of the 810 MW (net) Dahlberg simple-cycle power plant in operation near Athens, Georgia consisting of ten units (the "Dahlberg Facility"); the 1,187 MW (net) Franklin (formerly known as Goat Rock) combined-cycle power plant in Lee County, Alabama consisting of two units ("Franklin 1" and "Franklin 2", and, collectively, the "Franklin Facility"); the 1,242 MW (net) Harris (formerly known as Autaugaville) combined-cycle power plant in Autauga County, Alabama consisting of two units ("Harris 1" and "Harris 2", and, collectively, the "Harris Facility"); the 1,240 MW (net) McIntosh combined-cycle power plant in Effingham, Georgia consisting of two units ("McIntosh 10" and "McIntosh 11", and, collectively, the "McIntosh Facility"); Southern Power's 65 percent ownership interest in the 633 MW (net) Stanton combined-cycle power plant in Orlando, Florida (the "Stanton Facility"); and the 1,134 MW (net) Wansley combined-cycle power plant in Heard County, Georgia consisting of two units ("Wansley 6" and "Wansley 7", and, collectively, the "Wansley Facility" and, together with the Dahlberg, Franklin, Harris and Stanton Facilities, the "Generating Facilities"). Dahlberg 1-8 have been operational since May 2000. Dahlberg 9-10 have been operation since May 2001. Franklin 1 entered into commercial operation on June 1, 2002 and Franklin 2 and the Harris Facility entered into commercial operation on June 1, 2003. The McIntosh Facility is under construction and is scheduled to enter into commercial operation in June 1, 2005. The Stanton Facility is under construction and is scheduled to enter into commercial operation on October 1, 2003. The Wansley Facility entered into commercial operation on June 1, 2002.


                                       A-1
-------------------------------------------------------------------------------
1801 California Street, Suite 2800 Denver, CO 80202 Phone (303) 299-5200 Fax
(303) 297-2811

                                   FIGURE A-1
                      SOUTHERN POWER GENERATING FACILITIES
                                 SITE LOCATIONS

                                    [GRAPHIC]

                  Southern Power was formed to own, develop, construct and acquire electric power generation facilities that provide power predominantly to Southern's regulated utilities: Alabama Power Company ("Alabama Power"), Georgia Power Company ("Georgia Power"); Gulf Power Company ("Gulf Power"); Mississippi Power Company ("Mississippi Power"); and Savannah Electric and Power Company ("Savannah Electric"). The Generating Facilities sell power to these entities, as well as to others, under the various terms of individual power purchase agreements (collectively, the "PPAs"). Southern Power intends to continue to derive at least 80 percent of operating cash flow under long-term power purchase agreements.

                  Southern, through its subsidiary Southern Company Services, Inc. ("SCS"), is overseeing the design, procurement, and construction of the Generating Facilities, with the exception of units 1 through 8 at the Dahlberg Facility, which were constructed and completed on a turnkey basis by GE Power Systems, Inc. ("GE"). SCS has developed a standard design for combined-cycle facilities ("CCs"). Certain of the Generating Facilities are based on SCS's second generation standard design ("Gen 2") while others are based on their third generation design ("Gen 3"). The combustion turbine generators ("CTs") for the Generating Facilities are to be supplied by GE. To control the formation of oxides of nitrogen ("NOX"), the CTs are equipped with dry low-NOX combustors.

                  Construction of the Generating Facilities is being funded through a construction loan from a syndicate of commercial banks (the "Commercial Construction Revolver") and the issuance of short-term indebtedness, in addition to a subordinated loan and equity contribution from Southern Company. Under the terms of the Commercial Construction Revolver, Southern is guaranteeing the completion and the performance of the Generating Facilities. The completion guarantee from Southern includes: (a) that Southern will cover any construction cost over-runs and related interest expense; and (b) Southern is obligated to repay the portion of the Commercial Construction Revolver allocated to one of the Generating Facilities if such facility fails to achieve completion or if the guaranteed capacity and heat rate are not achieved.

                  A portion of the output of the Dahlberg Facility is sold to LG&E Energy Marketing, Inc. ("LEM") through December 31, 2004 under two Purchased Power Agreements assigned to Southern Power by Georgia Power effective July 31, 2001 (the "1998 LEM PPA" and the "1999 LEM PPA" and, collectively, the "LEM PPAs"). The remainder of the output was previously being sold to Dynegy Power Marketing under a Purchased Power Agreement dated March 2, 2000; however, this power purchase agreement was terminated by Southern Power on May 21, 2003 [Redacted].

                  The output of the Franklin Facility will be sold to Georgia Power through May 31, 2010 for Franklin 1 and May 31, 2011 for Franklin 2 under the terms of a Power Purchase Agreement dated March 30, 2001 (the "Franklin PPA").

                  The Harris 1 output will be sold through May 31, 2010 to Alabama Power under the terms of a Power Purchase Agreement dated June 1, 2001 (the "Harris 1 PPA"). The Harris 2 output will be sold through May 31, 2019 to Georgia Power under the terms of a Power Purchase Agreement dated August 6, 2001 (the "Harris 2 PPA" and, together with the Harris 1 PPA, the "Harris PPAs").

                  The output of the McIntosh Facility will be sold to Georgia Power and Savannah Electric through May 31, 2020 under two Power Purchase Agreements dated June 3, 2002 (the "McIntosh PPAs"). The McIntosh PPAs are still subject to approval by the Federal Energy Regulatory Commission ("FERC").

                  Southern Power's share of the output of the Stanton Facility will be sold to the Orlando Utilities Commission ("OUC"), Kissimmee Utility Authority ("KUA"), and Florida Municipal Power Authority ("FMPA") through October 31, 2013, assuming an effective date of October 1, 2003, under the terms of three similar Power Purchase Agreements dated March 19, 2001 (the "Stanton PPAs"). Southern Power is participating in the Stanton Facility with OUC, KUA and FMPA through its subsidiary, Southern Company Florida, LLC ("Southern Company Florida"), under the terms of a Construction and Ownership Participation Agreement dated March 19, 2001 (the "Stanton Ownership Agreement").

                  The output of the Wansley Facility will be sold to Georgia Power and Savannah Electric through December 31, 2009 under two Contracts for the Purchase of Firm Capacity and Energy dated July 31, 2001 (the "Wansley PPAs").

                  Georgia Power operates and maintains the Dahlberg, Franklin, and Wansley Facilities pursuant to the terms and conditions of an Amended Operating Agreement dated January 18, 2002, with Southern Power. Alabama Power will operate and maintain the Harris Facility pursuant to the terms and conditions of an Operating Agreement with Southern Power dated June 30, 2001. Savannah Electric will operate and maintain the McIntosh Facility pursuant to the terms and conditions of an Operating Agreement with Southern Power effective January 1, 2003. SCS, on behalf of Southern Company Florida, will operate and maintain the Stanton Facility under the terms of a Service Agreement between Southern Power and SCS dated January 10, 2001. Georgia Power, Alabama Power, and Savannah Electric provide similar services for their respective utility power generation facilities. Southern Power has entered into Long Term Service Agreements ("LTSAs") with General Electric International, Inc. ("GEI") for the maintenance and overhaul of the CTs at all the Generating Facilities and the steam turbine generators ("STs") at Franklin 1 and the Wansley Facility.

                  A summary of general information related to the Generating Facilities is presented in Table 1.

                                     TABLE 1
                      SOUTHERN POWER GENERATING FACILITIES
                               GENERAL INFORMATION

                                                                           TOTAL
                                                             CAPACITY                                        COMMERCIAL
                                                     UNIT      (MW)       DISPATCH                            OPERATION     TERM OF
FACILITY          LOCATION             FUEL TYPE     TYPE       (1)         TYPE         POWER PURCHASER        DATE          PPA
----------    ------------------     ------------    ----    --------    -----------    ------------------   ----------     -------
Dahlberg          Athens, GA         Oil/ Natural     CT        810       Peaking            LEM (2)             5/00(3)      2004
                                       Gas
Franklin 1      Lee County, AL       Natural Gas      CC        564     Intermediate      Georgia Power          6/02         2010
Franklin 2      Lee County, AL       Natural Gas      CC        623     Intermediate      Georgia Power          6/03         2011
Harris 1      Autauga County, AL     Natural Gas      CC        627     Intermediate      Alabama Power          6/03         2010
Harris 2      Autauga County, AL     Natural Gas      CC        615     Intermediate      Georgia Power          6/03         2019
McIntosh        Effingham, GA        Natural Gas      CC      1,240     Intermediate     Georgia Power/          6/05         2020
                                                                                        Savannah Electric
Stanton          Orlando, FL         Oil/ Natural     CC        411(4)  Intermediate      OUC/KUA/FMPA          10/03         2013
                                       Gas
Wansley        Heard County, GA      Natural Gas      CC      1,134     Intermediate     Georgia Power/          6/02         2009
                                                                                        Savannah Electric
                                                              -----
Total                                                         6,024

--------------------

(1) Represents guaranteed new and clean summer rating with duct firing and steam injection (as described later in the Report), with the exception of the Stanton Facility which is based on an average ambient temperature of 70(Degree)F.

(2) Under the LEM PPAs, the contract capacity of 578 MW can be met by any of the units.

(3)      Commercial operation of Dahlberg 9-10 occurred in 2001.

(4) Represents Southern Power's 65 percent ownership interest in the Stanton Facility.

                  During the preparation of this Report, we reviewed the various agreements related to the construction, operation, maintenance and management of the Generating Facilities to which Southern Power is a party. These agreements and documents set forth the obligations of each of the parties with respect to the construction, testing, operation, maintenance and management of the Generating Facilities. As Independent Engineer, we have made no determination as to the validity and enforceability of these agreements; however, for the purposes of this Report, we have assumed these agreements will be fully enforceable in accordance with their terms and that all parties will comply with the provisions of their respective agreements.

                  In addition, we have reviewed: (1) the status of permits and approvals and reviewed the status of permit compliance for the plants with significant operating history; (2) geotechnical reports and environmental assessment reports with respect to the sites of the Generating Facilities; (3) the historic and projected levels of production of the Generating Facilities; (4) the historic and projected operating and maintenance expenses of the Generating Facilities; (5) the projected revenues of the Generating Facilities; (6) historical operating records of the Generating Facilities, and (7) operating programs and procedures. Based on our review, we have prepared a projection of revenues and expenses of the Generating Facilities and interest coverage ratios, which are attached as Exhibits A-1 through A-8 to this Report (the "Projected Operating Results").

                  During the course of our review, we visited and made general field observations of the Generating Facilities and the sites of the Generating Facilities. The general field observations were visual, above-ground examinations of selected areas which we deemed adequate to comment on the existing condition of the sites but which were not in the level of detail necessary to reveal conditions with respect to geological or environmental conditions, the internal physical condition of any equipment, or the conformance with agreements, codes, permits, rules, or regulation of any party having jurisdiction with respect to the sites.

                  Following the terrorist attacks of September 11, 2001, increased emphasis has been placed on addressing security measures for the infrastructure systems and facilities in the United States. Terrorist activities aimed at the Generating Facilities could interfere with the ability of Southern Power to generate revenues. Additionally, terrorist activities have the potential to affect organizations, other than Southern Power, that are critical to the continuing operation of the Generating Facilities. We have not conducted any independent evaluations or on-site reviews to ascertain the effectiveness of the measures Southern Power has undertaken to address the security issues.

                  In developing the Projected Operating Results, we have relied upon a report by PA Consulting, Inc. ("PA Consulting") [Redacted], for projections of the Generating Facilities' electricity sales, market electricity prices when the PPAs are not in effect, fuel costs, and emissions allowance prices. We have not reviewed PA Consulting's methodology and approach in its development of these projections but instead have based our reliance upon their previous experience developing similar projections.

                            THE GENERATING FACILITIES

                  The Dahlberg Facility is an 810 MW peaking, simple-cycle facility consisting of ten PG7121EA ("GE 7EA") CTs. The CTs are dual-fuel units (natural gas and No. 2 fuel oil) and incorporate dry low-NOX technology to control the formation of NOX.

                  The Franklin Facility is a 1,187 MW (net) combined-cycle power plant consisting of two gas-fired electric generating plants. Franklin 1 is a 564 MW combined-cycle plant based on the SCS Gen 2 design, which incorporates two GE PG7241FA ("GE 7FA") CTs, two Vogt-NEM ("Vogt") heat recovery steam generators ("HRSGs"), and a GE ST. Franklin 1 includes duct firing ("full-pressure mode") and steam injection ("power augmentation") capabilities to help increase power output when compared to normal base load operation. Franklin 2 is a 623 MW combined-cycle plant based on the SCS Gen 3 design, which incorporates two GE 7FA CTs, two Deltak HRSGs, and an Alstom Power, Inc. ("Alstom") ST. Franklin 2 also includes duct firing and steam injection capabilities.

                  The Harris Facility is a 1,242 MW (net) combined-cycle power plant consisting of two SCS Gen 3 gas-fired electric generating units, Harris 1 and 2, consisting of two GE 7FA CTs, two Deltak HRSGs, and an Alstom ST. Harris 1 is rated at 627 MW and Harris 2 is rated at 615 MW. The Harris Facility includes duct firing and steam injection capabilities.

                  The McIntosh Facility is a 1,240 MW (net) combined-cycle power plant consisting of two SCS Gen 3 gas-fired electric generating units, McIntosh 10 and 11, each rated at 620 MW and consisting of two dual-fuel (natural gas and No. 2 fuel oil) GE 7FA CTs, two Deltak HRSGs, and an Alstom ST. The McIntosh Facility includes duct firing and steam injection capabilities.

                  The Stanton Facility is a 633 MW (net) combined-cycle power plant consisting of an SCS Gen 3 combined-cycle power generation plant consisting of two dual-fuel (natural gas and No. 2 fuel oil) GE 7FA CTs, two

Deltak HRSGs, and an Alstom ST. Southern Power has a 65 percent ownership interest in the Stanton Facility, or 411 MW. The Stanton Facility includes duct firing and steam injection capabilities.

                  The Wansley Facility is a 1,134 MW (net) combined-cycle power plant consisting of two 567 MW SCS Gen 2 combined-cycle power generation plants, Wansley 6 and 7, each consisting of two GE 7FA CTs, two Vogt HRSGs, and a GE ST. The Wansley Facility includes duct firing and steam injection capabilities.

                                     TABLE 2
                      SOUTHERN POWER GENERATING FACILITIES
                       MAJOR EQUIPMENT AND CHARACTERISTICS

                                                                                         HEAT RATE
                                                                        TOTAL CAPACITY    (BTU/KWH)
          FACILITY        SCS DESIGN        CT       HRSG        ST         (MW) (1)         (2)
          --------        ----------        --       ----        --     --------------    ---------
         Dahlberg             N/A(3)      GE 7EA     N/A         N/A         810(4)              (4)
         Franklin 1         Gen 2         GE 7FA     Vogt        GE          564            6,711
         Franklin 2         Gen 3         GE 7FA    Deltak     Alstom        623            6,728
         Harris             Gen 3         GE 7FA    Deltak     Alstom      1,242            6,730
         McIntosh           Gen 3         GE 7FA    Deltak     Alstom      1,240            6,827
         Stanton            Gen 3         GE 7FA    Deltak     Alstom        411(5)         6,756
         Wansley (6)        Gen 2         GE 7FA     Vogt        GE        1,134            6,706

         --------------------

         (1) Represents new and clean summer rating guaranteed by Southern with duct firing and steam injection, except for the Stanton Facility which is based on an average ambient temperature of 70(Degree)F.

         (2) Represents new and clean full-load heat rate guaranteed by Southern in British thermal units per kilowatt-hour ("Btu/kWh") on a higher heating value basis.

         (3) Dahlberg 1-8 were constructed on a turnkey basis by GE. The design and construction of Dahlberg 9-10 was managed by SCS.

         (4)      Southern guarantee does not apply to the Dahlberg Facility.

         (5) Represents Southern Power's 65 percent ownership interest in the Stanton Facility.

         (6) Southern guarantees the Wansley Facility as an individual plant rather than separate units.

THE FACILITY SITES

         THE DAHLBERG FACILITY SITE

                  The Dahlberg Facility is located on a continuous parcel of land totaling approximately 270 acres in an unincorporated area of Jackson County, in northeast Georgia, approximately 15 miles northwest of Athens, Georgia, and approximately 65 miles northeast of Atlanta, Georgia (the "Dahlberg Facility Site"). Highway access to the Dahlberg Facility Site is convenient over national highways, state routes and city and county roads.

         THE FRANKLIN FACILITY SITE

                  The Franklin Facility property is a continuous parcel of land totaling 709 acres located in an unincorporated area of Lee County, in east central Alabama near the Georgia border, approximately one mile west of the Chattahoochee River, about 30 miles northwest of Columbus, Georgia and 10 miles northeast of Auburn, Alabama (the "Franklin Facility Site"). Highway access to the Franklin Facility Site is convenient over national highways, state routes and city and county roads.

         THE HARRIS FACILITY SITE

                  The Harris Facility property is a contiguous piece of land totaling 759 acres, located in Autauga County, Alabama, approximately three miles west of Autaugaville, Alabama, and approximately 20 miles northwest of Montgomery, Alabama (the "Harris Facility Site"). The Harris Facility Site is located in an unincorporated area of Autauga County, in central Alabama directly north of the Alabama River. Highway access to the Harris Facility Site is convenient over national highways, state routes and county roads.

         THE MCINTOSH FACILITY SITE

                  The McIntosh Facility is to be constructed on property totaling approximately 58 acres in size located approximately 27 miles north of Savannah, Georgia, near Rincon, Georgia on Old Augusta Highway three miles south of Georgia Highway 275 (the "McIntosh Facility Site"). The McIntosh Facility Site is located in Effingham County, Georgia. The McIntosh Facility Site is located in an area zoned Industrial.

                  Highway access to the McIntosh Facility is convenient over national highways, state routes and county roads. Heavy hauls to the McIntosh Facility will be made via a rail spur currently servicing the existing Savannah Electric facility located approximately one mile to the east of the McIntosh Facility. Southern Power also noted that the Savannah Electric facility also has capabilities to receive and offload equipment from an existing barge slip on the Savannah River. Southern Power noted that agreements are in place with Savannah Electric to utilize the rail spur and barge slip for receipt of the heavier equipment.

                  Southern Geotech performed a subsurface investigation and prepared a report titled "Reports of Geotechnical Investigation, Proposed Plant McIntosh, Combined Cycle Units 10 & 11, Effingham County, Georgia" dated October 1, 2002 (the "McIntosh Geotechnical Report"). The McIntosh Geotechnical Report included summaries of the investigation; compilation of select laboratory results used for determination of engineering parameters, provided recommendations for foundations and foundation systems, and provided guidance on estimated settlement of foundations due to static and dynamic loading. Southern Geotech performed subsurface investigations in February 2002 and January 2003 and conducted a pile test program in August 2002. The soil boring investigations included dilatometer tests and test borings ranging in depth from approximately 51 feet to 92 feet below ground surface.

                  Based on their geotechnical analysis, Southern Geotech recommended that pile foundations support the McIntosh Facility's more heavily loaded equipment, including the STs, CTs, ST support steel, pipe racks, and HRSGs. Southern Geotech further indicated that shallow foundations might be considered for the storage tanks, cooling towers, transformers, electrical buildings, the warehouse and administration building, and other miscellaneous foundations.

                  The McIntosh Geotechnical Report does not include criteria for site development, compaction, or surface water control nor did it provide information relating to corrosion potential and resistivity of the soils. However, Southern Power indicated that the specifications prepared for construction include the necessary considerations for adequate site development. At the time of our site visit, we noted that surface water control measures were installed and finished subgrade had been achieved. The McIntosh Geotechnical Report provides settlement estimates for the equipment to be installed on shallow and deep foundations and a summary of pile testing conducted at the McIntosh Facility Site in August 2002. Southern Power noted that the settlement estimations reported in the McIntosh Geotechnical Report were deemed acceptable. We note that the settlement estimations presented in the McIntosh Geotechnical Report appear to be within the range we would expect for the given structures. The McIntosh Geotechnical Report did not make foundation recommendations for the structures located within the switchyard.

         THE STANTON FACILITY SITE

                  The Stanton Facility is being constructed on property totaling approximately 60 acres just north of the two existing Stanton Energy Center ("SEC") coal-burning units owned and operated by the OUC. The Stanton Facility is located in Orange County, Florida, approximately 10 miles east of Orlando, Florida (the "Stanton Facility

Site"). The Stanton Facility Site is located in an area zoned A-2 with a special exemption consistent with that of the existing SEC.

                  Highway access to the Stanton Facility is convenient over national highways, state routes and county roads. Southern Power reports that upgrades to the existing access road will not be required to facilitate ingress and egress to and from the Stanton Facility Site and the existing road should be adequate to support delivery of the Stanton Facility's equipment not requiring heavy haul facilities. Southern Power noted that delivery of the Stanton Facility's heavy equipment is to be made via the existing rail spur that services the SEC. Southern Power anticipates no additional improvements will be required to the rail spur to facilitate delivery of the large equipment.

                  Southern Geotech performed a subsurface investigation and prepared a report titled "Stanton Energy Center Combined Cycle Unit A Subsurface Investigation Report" dated July 17, 2001 (the "Stanton Geotechnical Report"). The Stanton Geotechnical Report included summaries of the investigation; compilation of select laboratory results used for compaction recommendations; and provided recommendations for development work, foundations and foundation systems, allowable bearing capacities for equipment foundations; and provided guidance on estimated settlement of foundations due to static and dynamic loading.

                  Based on their geotechnical analysis, Southern Geotech recommends that pile foundations support the Stanton Facility's more heavily loaded equipment, including the ST, CTs, and HRSGs. Southern Geotech further recommends that piles in areas located proximate to the silty clay to soft plastic clay layer (at approximately 52 feet to 74 feet below ground surface) be founded on the deeper, very dense sand layer (at approximately 100 feet to 110 feet below ground surface according to the Stanton Geotechnical Report.) Southern Geotech further indicated that shallow foundations may be considered for the demineralized water storage tank, the fuel oil tank, the cooling tower, the electrical building, transformers, the warehouse and administration building, and other miscellaneous foundations.

                  The Stanton Geotechnical Report includes criteria for site development, compaction, allowable bearing pressure, and surface and ground water control. Southern Geotech also provided settlement estimates for the equipment to be installed on shallow foundations. Information provided by Southern Power noted that two additional borings and further evaluations of settlement potential were conducted at the Stanton Facility. Results of this further investigation and analysis yielded smaller settlement estimations for the tanks and cooling tower. Southern Power noted that the settlement estimations reported above were reviewed by and deemed acceptable to the tank suppliers contingent upon proper construction practices. With respect to the demineralized water storage tank, we note that the Stanton Geotechnical Report states, based on their experience with similar tank structures, Southern Geotech considers these magnitudes of settlement tolerable, provided the pipe connections are properly accounted for. Finally, the remainder of the settlement estimations presented in the Stanton Geotechnical Report appear to be within the range we would expect for the given structures. We note that no foundation recommendations were made for the structures located within the switchyard; however, we understand that a detailed investigation has been completed for the switchyard. Based on information from Southern Power, it is our understanding that there are no additional foundation requirements for the switchyard structures.

                  The Stanton Geotechnical Report did not provide recommendations for additional geotechnical investigations prior to or during the detailed design of the Stanton Facility nor did it provide information relating to corrosion potential and resistivity of the soils. However, subsequent investigations were conducted, including additional borings, evaluations of soil corrosion potential, and resistivity testing. According to Southern Power, no additional recommendations were made as a result of these subsequent investigations.

         THE WANSLEY FACILITY SITE

                  The Wansley Facility was constructed on land totaling approximately 25 acres, located in Heard County, Georgia near Carrolton, Georgia and approximately 30 miles southwest of Atlanta (the "Wansley Facility Site"). The Wansley Facility Site is located in an incorporated area of Heard County, in western Georgia directly north of the Chattahoochee River. Highway access to the Wansley Facility Site is convenient over national highways, state routes, and county roads.

         SUMMARY

                  Based on our review, we are of the opinion that, provided Southern Power takes into account the recommendations in the geotechnical reports by Southern Geotech, the sites for the Generating Facilities are suitable for the construction and operation of the Generating Facilities.

DESCRIPTION OF THE FACILITIES

                  The following section describes the equipment and systems either in place or proposed for the respective Generating Facilities. Our review of the technical aspects of the equipment included in the Generating Facilities is included in the section entitled "Review of Technology," presented later herein.

                  The Franklin, Harris, McIntosh, Stanton and Wansley Facilities are combined-cycle facilities. Each will incorporate GE 7FA CTs. The CTs are to be base-mounted units equipped with dry low-NOX combustors to control the formation of NOX emissions and an evaporative cooling system to improve performance during the summer months. All units are single-fueled (natural gas) with the exception of the Stanton Facility, which can also burn No. 2 oil, and the McIntosh Facility, which can burn liquefied natural gas ("LNG") and No. 2 oil. Each CT is designed to deliver in the range of 172 to 176 MW of electric power at 95(degree)F and approximately 45 percent relative humidity, with the exception of the McIntosh Facility where the reference condition is 51 percent relative humidity, at approximate site elevations and corresponding barometric pressures with the inlet evaporative cooler and power augmentation operational. An inlet air filtration system is provided to remove particles in the inlet airstream. An inlet evaporative cooling system is provided to cool the inlet airstream and improve CT performance. NOX emissions are guaranteed by GE to 9 parts per million volume, dry basis corrected to 15 percent oxygen ("ppmvd") at the CT exhaust, over an ambient temperature range from 0(degree)F to 105(degree)F and over a range of 50 percent to 100 percent of base load by the use of dry low-NOX combustors without power augmentation. With power augmentation, NOX emissions are guaranteed by GE to 12 ppmvd at base load. Carbon monoxide ("CO") emissions are guaranteed by GE to 9 ppmvd between base load and 50 percent of base load without power augmentation for the Harris, McIntosh, and Stanton Facilities when firing natural gas and, in the case of the McIntosh Facility, LNG. With power augmentation, CO emissions are guaranteed by GE to 15 ppmvd for the Franklin, Harris, McIntosh, Stanton, and Wansley Facilities. The CT control and instrumentation system senses, computes, records and displays pertinent CT operational information for use by plant operators and control systems. It also provides protection to the CT against potentially dangerous operating conditions.

                  The high-pressure ("HP") superheated steam from each HRSG will be delivered to an ST to generate additional electricity. The STs for the Franklin 2, Harris, McIntosh, and Stanton Facilities are combined, double flow turbines, operating at 3,600 RPM, with reheat, and are single-shaft condensing machines with separate HP, intermediate pressure ("IP"), and low pressure ("LP") sections, and are each nominally rated at 282 MW. The STs for the Franklin 1 and Wansley Facilities are reheat, multi-stage, axial exhausting condensing STs suitable for sliding inlet pressure operation, and are each nominally rated at 190 MW. The manufacturers of the HRSGs and STs include Deltak, Vogt, Alstom, and GE.

                  Exhaust gas from each CT is directed to an HRSG, where the energy in the exhaust gas is converted into steam. HP steam is produced by the HRSG and piped to the HP section of the ST. The HP steam is also piped to the CT for power augmentation. The HP ST exhaust is combined with IP steam from the HRSG and returned to the reheat section of the HRSG where it is reheated and then returned to the IP/LP section of the ST. LP steam is produced by the HRSG and supplied to the LP section of the turbine. There, the steam is further expanded and exhausted to a surface condenser.

                  The CTs are equipped with dry low-NOX 2.6 ("DLN-2.6") combustors for control of NOX emissions. Dry low-NOX technology premixes fuel and air to provide a lean flame with a more uniform and lower burning temperature than a conventional burner. Additionally, the dry low-NOX combustor has a shorter, lower residence time flame. Both lower temperature and shorter time contribute to NOX emissions equal to or lower than that achieved by conventional steam and water injection.

                  Each HRSG is to be equipped with selective catalytic reduction ("SCR") to further reduce the NOX emissions from the CTs and the HRSG duct burners. Anhydrous ammonia is vaporized and sprayed into the exhaust gas of the CT in the HRSGs upstream of the SCR and reacts with the exhaust gas in the presence of the catalyst to form nitrogen ("N2") and water vapor.

                  The Dahlberg Facility is designed to be an 810 MW nominal simple-cycle power generation facility consisting of ten separate simple-cycle units. The term "simple-cycle" refers to the Brayton cycle, in which hot combustion gases are expanded through a gas turbine-generator. The major equipment components of the Dahlberg Facility include ten GE PG 7121EA CTs and other typical and necessary auxiliary equipment. In the simple-cycle arrangement, natural gas is fired in the CT for production of power output. Hot exhaust gas from each CT is passed through the exhaust ducting and out through its own stack. The CTs do not use fuel gas heaters to preheat the natural gas for performance enhancements.

                  The CTs are provided with inlet cooling using an evaporative cooling system to improve performance during the summer months. As the CT is a constant volume machine, it is subject to variation in output depending on the density of the air, as affected by temperature and humidity. Output will decrease in warm weather and will increase in cold weather. The CTs are base mounted, dual fuel (natural gas and No. 2 fuel oil) units equipped with dry low NOX-I ("DLN-I") combustors for dry control of NOX emissions when burning natural gas and incorporate water injection for control of NOX emissions when burning No. 2 distillate fuel oil.

                  Each CT is designed to deliver approximately 75 MW (nominal base load) of electric power at 95(degree)F, 14.32 psia and 45 percent relative humidity with evaporative cooling when burning natural gas. In the peak operation mode, the output of each CT increases to 81 MW. Each CT burns natural gas as its primary fuel and No. 2 distillate fuel oil as its backup fuel. An inlet air filtration system is provided to remove particles in the inlet airstream. Air inlet silencing features are included to control far field sound levels.

                  NOX emissions are guaranteed to 9 ppmvd (at 95(degree)F, 14.32 psia, and 45 percent relative humidity) by the use of dry low-NOX combustors while burning natural gas. NOX emissions while burning No. 2 distillate fuel oil are guaranteed to 42 ppmvd (at 95(degree)F, 14.32 psia, and 45 percent relative humidity) by the use of water injection. Operation on fuel oil is limited to no more than 1,000 hours per year per turbine and only during times that natural gas is unavailable.

                  The CTs are equipped with DLN-I combustors for control of NOX emissions while burning natural gas. Traditional control for CTs was comprised of water injection into the combustors to cool the flame and inhibit NOX formation, whereas dry low-NOX technology premixes fuel and air to provide a lean flame with a more uniform and lower burning temperature than a conventional burner. Additionally, the dry low-NOX combustor has a shorter, lower residence time flame. Both lower temperature and shorter time contribute to NOX emissions equal to or lower than that achieved by conventional steam and water injection. Control of NOX while burning No. 2 distillate fuel oil is performed by injection of demineralized water into the combustion chamber.

OFF-SITE REQUIREMENTS

         FUEL SUPPLY

                  The Dahlberg Facility is located approximately two miles east of a pipeline owned by Transcontinental Gas Pipe Line Corporation ("Transco"). Georgia Power has constructed a 20-inch diameter by 2-mile lateral connecting to the Transco line. Although Georgia Power has reimbursed Transco for the construction of the tap facilities, Transco owns and operates these facilities. Gas transportation service is supplied on a seasonal or daily basis through the Transco line. The lateral is of sufficient capacity to support the ten simple-cycle units at the Dahlberg Facility. In the event of an interruption in natural gas, the Dahlberg Facility has a 3.6 million-gallon, No. 2 fuel oil storage tank on the site. The tank is of sufficient capacity to operate all ten units at base load for over 2 days.

                  Natural gas fuel for the Franklin Facility is delivered to the Franklin Facility Site through a 20-inch pipeline lateral extending from the SNG main line located approximately 5.5 miles south of the Franklin Facility Site.

Southern Power owns and operates the meter station which is located adjacent to the pipeline tap location. SCS purchases natural gas from Gulf Coast for delivery to the Franklin Facility.

                  The natural gas pipeline to the Harris Facility Site is 24 inches in diameter and approximately 12 miles in length. The pipeline was constructed by Southern and runs parallel to the existing 500 kV power transmission line. The pipeline ties into an existing pipeline owned and operated by Southern Natural Gas ("SNG"), a wholly-owned subsidiary of El Paso Corporation. SNG is not affiliated with Southern. SCS purchases natural gas from Gulf Coast Natural Gas for delivery by SNG to the plant. A metering station adjacent to the pipeline tap location and a gas conditioning station has been constructed on site.

                  The natural gas pipeline to the McIntosh Facility is to be 16 inches in diameter and approximately 600 feet in length. The pipeline will tie into an existing 16-inch pipeline that provides gas to the existing peaking units located adjacent to the McIntosh Facility Site. The existing 16-inch pipeline is a 5.2-mile lateral pipeline that is connected to a 24-inch pipeline owned and operated by SNG. Savannah Electric will purchase natural gas from El Paso Merchant Energy, L.P. for delivery by SNG to the plant. All the gas delivered to the McIntosh Facility will be filtered, metered and reduced in pressure at the gas conditioning area, located at the property boundary. The gas will be preheated and flow through a final filter/separator prior to use in the CTs.

                  The natural gas pipeline to the Stanton Facility is 16 inches in diameter and approximately 5.2 miles in length. The pipeline ties into an existing pipeline owned and operated by Florida Gas Transmission Company. All the gas delivered to the Stanton Facility will be filtered, metered and reduced in pressure at the gas conditioning area, located at the property boundary. The gas will be preheated and flow through a final filter/separator prior to use in the CTs. No. 2 oil is the standby fuel to permit operation in the event of an interruption in the supply of natural gas. No. 2 oil is stored in a tank that will hold approximately 1.7 million gallons of fuel. This is enough fuel for approximately 2.5 days of operation with both CTs at full load output. The fuel oil system includes three truck unloading stations, a storage tank, forwarding pumps and filter.

                  The natural gas pipeline to the Wansley Facility is 30 inches in diameter and is owned by Southern Power. The gas pipeline connects to the existing Transco system located approximately 6.5 miles south of the Wansley Facility. Southern Power is to reimburse Transco for the construction of the tap and metering facilities and Transco will retain ownership and operation responsibilities for the newly installed system in accordance with the Interconnect, Reimbursement and Operating Agreement. SCS purchases Gulf Coast natural gas supplies for delivery of the Wansley Facility's projected peak day gas requirements.

                  Additionally, Southern Power has executed a gas storage contract with Petal Gas Storage Company ("Petal"), to provide fuel storage for all of the Generating Facilities except the McIntosh and Stanton Facilities. This contract provides 700,000 million British thermal units ("MMBtu") per day up to a total of 7,000,000 MMBtu for up to ten days if gas flow is interrupted.

         WATER SUPPLY AND TREATMENT

                  The Jackson County Water and Sewage Authority (the "Water Authority") supplies potable water for use by the Dahlberg Facility personnel for drinking and sanitary purposes. The Dahlberg Facility is limited to a maximum water take of 0.5 million gallons per day ("mgd") at a flow rate of 450 gallons per minute ("gpm") and a pressure of 100 psi until termination of the contract on June 30, 2019. Upon completion of a new reservoir for Jackson County, which has been completed and is expected to be in service by July 1, 2002, the Water Authority will be capable of providing a flow rate of 900 gpm. Demineralized water is supplied by trailer-mounted mobile units through an agreement with Ecolochem, Inc. ("Ecolochem"). Demineralized water is stored in a
2.4 million-gallon storage tank on-site. This storage capacity provides approximately 1.4 days of full load operation while firing No. 2 fuel oil.

                  Primary water usage for the Franklin Facility is for the cooling water system and steam cycle makeup. Major water usages during continuous operation include: cooling tower blowdown, cooling tower evaporation, CT evaporative cooler evaporation, CT evaporative cooler blowdown, HRSG blowdown, CT on-line compressor wash water, and CT steam injection losses (during power augmentation operations only). The cooling water system has the greatest water need of all the systems. Raw water is taken from the Chattahoochee River via an existing unused penstock located within the Goat Rock Dam located approximately one mile east of the plant. Wastewater is discharged in the tailrace of the same dam. Demineralized water for the Franklin Facility is provided by Water & Power Technologies. The raw water needs of the Franklin Facility are supplied through the existing Goat Rock Dam.

                  The water supply for the Harris Facility will be obtained from two different locations. The primary source of process water is the Alabama River located at the southern edge of the property and will be used for cooling water, makeup water, and fire protection water. The second source of water will be from a nearby municipal water supply system and will be the sole source for the Harris Facility's potable and sanitary water needs. An on-site water treatment system will prepare the river water for use by the plant. Primary uses of the plant's process water will be for the cooling water system and steam cycle makeup. Southern Power estimates a total water demand of approximately 9.5 mgd (which corresponds with the quantity of water Southern Power has applied for withdrawal from the Alabama River), based on an annual average including plant makeup water, for the two power blocks. Filtered water will be used for fire protection purposes and the source for the Harris Facility's demineralized water needs. Demineralized water will be used for on-line CT compressor wash water, steam injection, and general steam cycle makeup. The Harris Facility will include a 1.0 million-gallon demineralized water storage tank and a 300,000-gallon filtered water storage tank.

                  The McIntosh Facility will be supplied with raw water from the existing Savannah Electric facility which is located approximately one mile northeast from the McIntosh Facility. The raw water supply for McIntosh Facility will be the Savannah River near the City of Savannah. Potable water is to be supplied via an on-site well. Southern Power indicated that raw water is to be delivered to the McIntosh Facility via a 30-inch supply line and will be stored in an on-site storage tank. This water will subsequently be used for fire protection, cooling water, and treated for process water. Although Southern Power represents that Savannah Electric is to provide raw water to the McIntosh Facility, we are not aware of any contractual requirement to do so. However, Southern Power reported that the draft Memorandum of Operator Interface Procedures dated January 1, 2003, is to be amended to obligate Savannah Electric to provide specific water and wastewater services for the McIntosh Facility.

                  The raw water supply for the Stanton Facility cooling tower makeup is to be pumped, via the installation of new raw water pumps, from OUC's existing makeup pond located at the Stanton Facility Site to a distribution system. Demineralized water will be used for on-line CT compressor wash water, water injection during operation on No. 2 fuel oil, source for steam injection (power augmentation), and general steam cycle makeup. Demineralized water is to be provided by OUC from the demineralizer at the SEC coal unit. The SEC demineralized water plant is to be expanded to accommodate the Stanton Facility's anticipated demineralized water requirements. A 1.6 million-gallon tank is to be constructed to provide the necessary storage requirements. Potable water, which is to be used for domestic, washdown, and sanitary purposes, is to be provided via an extension of the existing potable water system at the SEC, which is supplied from a nearby municipal potable water system.

                  The water supply for the Wansley Facility is obtained from the Plant Wansley reservoir located northeast of the Wansley Facility Site. A new 60-inch suction header has been installed at the existing reservoir to supply water to the Wansley Facility via an expanded pumping station located at the toe of the reservoir embankment approximately 2 miles northeast of the Wansley Facility. As a result of the proximity of the reservoir to the Wansley Facility, the need for an on-site raw water storage tank is eliminated. Southern Power entered into a ten-year extended term agreement with Ecolochem to build, own, operate, and maintain a water treatment facility for the Wansley Facility. Ecolochem is to supply all water production, filtered and demineralized, for the project. The water treatment system has been sized to accommodate water usage requirements of the Wansley Facility. Two demineralized water storage tanks have been constructed at the Wansley Facility, each one with storage capacity of a million gallons. It should be noted that there are some discrepancies between the water quality requirements set forth in the Wansley Facility LTSA and HRSG contract with respect to total organic carbon ("TOC"). SCS noted that the TOC levels cited for makeup water, feedwater, and steam purity are consistent with industry standards and that TOC is to be removed from the system via HRSG blowdown. Based on discussions with SCS, the anticipated TOC concentration in the


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




make-up water, and the effects dilution will have on the overall TOC concentration, it is our understanding that the anticipated TOC concentration levels will satisfy the LTSA and HRSG water quality requirements.

         WASTEWATER DISPOSAL

                  Treated wastewater will be conveyed from the Franklin Facility Site to the tailrace of the Goat Rock Dam via a piping system installed along the transmission tower corridor. The ultimate disposition of the treated wastewater is the Chattahoochee River. Surface water will be channeled directly to an on-site retention pond where it will be allowed time to settle and equalize prior to discharge to the surrounding environment. Process wastewater is pumped to the tailrace of the Goat Rock Dam for discharge. Southern Power notes that while some dilution effects will be realized by the discharge to the tailrace, a specifically-designed dilution system will not be included as part of the wastewater system, which is consistent with the approved water discharge permit for the Franklin Facility.

                  The Harris Facility's plant wastewater drains are to be pumped to a wastewater holding pond. HRSG blowdown is to be drained by gravity to the cooling tower basin along with ST start-up drain tank effluent. Wastewater collected in drains throughout the plant that has the potential for containing oil contamination will be collected and treated through an oil/water separator. Surface water from storm events will be collected in an on-site retention pond where it will be allowed to overflow to the Alabama River.

                  Process wastewater from the McIntosh Facility is to be returned to the existing Savannah Electric facility for discharge to the Savannah River through the outfall structure at the existing Savannah Electric facility.

                  Plant wastewater drains at the Stanton Facility are collected in sumps and pumped to a low volume sump, which drains to the SEC existing recycle basin. HRSG blowdown is sent to the cooling tower basin. Wastewater collected in drains throughout the plant that has the potential for containing oil contamination will be collected and treated through an oil/water separator. Surface water from storm events will be directed to the existing facilities at the SEC.

                  Wastewater from the Wansley Facility is to be transferred to the existing ash pond located approximately one mile directly north of the plant. The wastewater will intermingle with the Plant Wansley wastewater discharge in the ash pond. The ash pond was originally constructed to allow for settling of fine particulates prior to discharge to the retention pond. From the outlet of the ash pond, the wastewater gravity feeds to a retention pond located south of the Wansley Facility Site where it overflows to the Chattahoochee River. Surface water will be channeled directly to the retention pond and then to the Chattahoochee River.

         ELECTRICAL INTERCONNECTION

                  The Dahlberg 230 kV Switchyard consists of one bus with five step-up transformer positions and one ongoing transmission line position. An approximate one-mile, two-conductor 230 kV transmission line connects the switchyard to Georgia Power's Center Substation.

                  The Franklin Facility is interconnected through the Goat Rock 230 kV Switchyard, which consists of a single bus, single breaker arrangement with three transformer positions each for Franklin 1 and 2, and one transmission line position. The Goat Rock 230 kV Switchyard is interconnected via a transmission line to the Southern transmission system at the existing ring bus arranged 230 kV Goat Rock Substation, located approximately 1.5 miles from the Franklin Facility Site.

                  The Harris 1 230 kV plant switchyard is a single bus, single breaker arrangement with three transformer positions and one transmission line position. The Harris 2 500 kV plant switchyard is a single bus, single breaker arrangement with three transformer positions and one transmission line position. Short transmission lines for Harris 1 and 2 of approximately 0.15 and 0.5 miles in length, respectively, are routed from the plant switchyards to new Alabama Power 230 kV and 500 kV switchyards.

                  The 230 kV switchyard at the McIntosh Facility consists of two 230 kV collector buses connected to the West McIntosh substation, located approximately 1,000 feet from the Facility Site. The West McIntosh 230 kV


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




Substation is connected to the West McIntosh 500 kV Substation, configured as four-breaker ring bus, via two 500/230 kV autotransformers. The West McIntosh 230 kV Substation is also connected to the McIntosh 230 kV Substation via two transmission lines. The West McIntosh 500 kV Substation has two transmission exits, one to Vogtle and the other to Thalmann.

                  The 230 kV switchyard at the Stanton Facility consists of a single bus, single breaker arrangement with three transformer positions for generator step-up transformers and one transmission line position. The 230 kV switchyard is to be interconnected to the OUC transmission system at the existing bay, breaker-and-a-half, Stanton Substation No. 17, located approximately one mile from the Stanton Facility Site.

                  The Wansley 500 kV Switchyard consists of a single bus, single breaker arrangement with three transformer positions for Wansley 6, three transformer positions for Wansley 7, and one transmission line position. The 500 kV switchyard is to be interconnected to the Georgia Power transmission system at the existing four-bay, breaker-and-a-half Wansley 500 kV Switchyard, located approximately one mile from the Wansley Facility Site.

                  An interconnection study for the McIntosh Facility was conducted to analyze the load flow, stability, and short-circuit analysis of the transmission system. As a result of the study, some system upgrades are required. The necessary improvements are to be provided by Georgia Power and the associated cost is to be reimbursed by Southern Power. Southern Power has also entered into a 40-year interconnection agreements with Georgia Power for each of the two McIntosh Facility power blocks. Based on the information outlined in the interconnection study and execution of the interconnection agreements, the McIntosh Facility should be able to interconnect to the transmission system and deliver a net electrical output of 1,240 MW at the interconnection point.

                  Although a formal interconnection study was not conducted for the Stanton Facility, OUC performed a series of studies to evaluate the impact of interconnecting the Stanton Facility to the OUC 230-kV transmission system. The studies performed included a short circuit study to identify system improvements required for purposes of the interconnection and a study to evaluate the capability of the transmission system to receive the output from the Stanton Facility. The results of the short circuit study indicated that with the Stanton Facility connected, the available fault current levels at the SEC and several other OUC substations would equal or exceed the interrupting capacity rating of the circuit breakers. As an alternative to replacing the circuit breakers, OUC conducted a separate study to evaluate splitting the bus of the modified OUC Stanton Substation. This would create two separate 230 kV breaker-and-one-half substations tied together by breakers with one substation connected to OUC's existing generation at the SEC site and the other connected to the Stanton Facility. OUC has verbally committed that this work will be completed prior to initial synchronization of the Stanton Facility. The study performed to evaluate the capability of the OUC transmission system identified only one upgrade that was required to an existing 230 kV transmission line. This upgrade required the removal of several swing brackets on the steel structures of the existing line. Southern Power has submitted a request for OUC to perform a stability study to determine whether the integration of the Stanton Facility causes any stability problems on the OUC system. OUC has indicated that it intends to perform the stability study prior to initial synchronization of the Stanton Facility. The stability impacts of the integration of the Stanton Facility on the OUC transmission system will be determined by the stability study.

REVIEW OF TECHNOLOGIES

                  The following section contains a discussion of our review of the critical areas of the Generating Facilities' design and the ability of the equipment and design to meet the projected performance, operating cost, and environmental permit requirements. CT and ST technology has been used in electrical generation and energy recovery for over four decades. The development and operating histories of the specific models utilized by the Generating Facilities are described herein to promote an understanding of the risks associated with these models.

         GE 7FA CT

                  The Franklin, Harris, McIntosh, Stanton and Wansley Facilities utilize the GE Frame 7241FA CT (the "7241FA"), which represents the fourth technology/operational improvement in the Frame 7F evolution since its introduction to the market in June 1987. The Frame 7F engine design was based on its successful predecessor, the

Frame 7E/EA, which has over 600 units installed and has accrued over 15 million operating hours. While the Frame 7F/FA is considered mature technology with over 416 units installed, 4.1 million fired hours, and over 106,000 fired starts fleet-wide, of the 324 7241FA units currently in operation as of February 2003, the fleet leader has only accumulated approximately 22,300 fired hours and 650 fired starts.

                  The GE Frame 7F/FA CT, including the 7241FA, is a two-bearing machine, using a single rotor comprised of a compressor and turbine sections with cold end (compressor side) electric generator drive. Each section consists of a series of discs or wheels and spacers held together with tie bolts. The following discussion presents an overview of the technical development of the 7241FA and identifies the potential risks and risk mitigation strategies for that model. This is followed by a description of serial issues that the 7F/FA fleet has experienced or that GE is in the process of correcting in the last three years, which have the potential to apply to the 7241FA and consequently affect the Projected Operating Results ("Operational Issues").

                  TECHNICAL DEVELOPMENT

                  Since the market inception of the GE Frame 7F in 1987, there have been five product offerings within the Frame 7F family, based on technology or operational changes. The fourth of these is the 7241FA used by the Franklin, Harris, McIntosh, Stanton, and Wansley Facilities. GE's approach to CT development has traditionally followed the philosophy of evolution of designs, by making incremental changes from one frame or model designation to the next. Using this design philosophy in combination with component and full-scale engine shop and field testing, GE is able to retain its previously designed products' most successful attributes, while exercising the full performance capabilities of its new design. It is through full-scale engine testing that GE was able to recognize the potential of the Frame 7F/FA compressor and the impacts of raising the firing temperature to its current level, each of which resulted in developments incorporated into the 7241FA design.

                  PERFORMANCE CHARACTERISTICS

                  In general, GE has improved the performance of its engines with airflow and firing temperature increases, as well as implementing improvements in turbine cooling, and compressor and turbine sealing. Firing temperature refers to rotor inlet temperature, which is experienced at the upstream side of the row 1 turbine blades. GE also uses advances in material technology throughout the entire CT to enable the performance improvements sought, and to increase the engine reliability by employing materials that are more robust at the temperatures and operational characteristics of the given design. Table 3 compares the major operational characteristics and hours of operation of the Frame 7F evolution through the 7241FA, as of February 2003.

                                     TABLE 3
                                  FRAME 7 F/FA
                           OPERATIONAL CHARACTERISTICS

                                                          7191F        7221FA       7231FA       7241FA
                                                          -----        ------       ------       ------
         ISO Output (MW)                                   150           159         167.8        171.7
         ISO Heat Rate (HHV)(Btu/kWh)                     10,950       10,535       10,400       10,380
         Firing Temperature (Degree F)                     2,300        2,350        2,400        2,420
         Pressure Ratio                                   13.5:1       15.1:1       14.9:1       15.5:1
         Units in Service (1)                               16           44           30           220
         Fleet Leader Operating Hours (1)                58,000+       75,000+      34,000+      22,300+
         Fleet Leader Commercial Operation Date            1991         1993         1997         1999

                  KEY FEATURES

                  The specific changes made to the 7231FA model design that result in the 7241FA designation are the following: (1) firing temperature increase from 2,400(degree)F to 2,420oF; (2) increase in compressor airflow and pressure ratio by modulating the compressor inlet guide vanes to a new position; (3) the use of directionally solidified row one turbine blades; (4) new thermal barrier coatings on the first stage turbine vanes and blades; and (5) the use of improved cooling and sealing throughout the hot gas path.

                  In addition to changes (1) through (5) delineated above, GE has modified the compressor section of all 7241FA CTs, which have been shipped after September 12, 2000 (which include the CTs utilized by the Franklin, Harris, , McIntosh, Stanton, and Wansley Facilities) by incorporating the following features: (a) the outer diameters of the first five stages of compressor blades have been flared to a slightly larger diameter, adding 0.35 inches to the radius of the first stage compressor blade, tapering to a zero inch increase by the stage six blade; (b) the compressor casing and stage one through stage five compressor vanes, also referred to in the industry as diaphragms have been modified to accommodate the flaring in the first five stages of compressor blading; and (c) the inlet casing (the casing upstream of the compressor section's inlet guide vane) and the inlet guide vane aerodynamics have been further optimized to reduce inlet aerodynamic losses. GE reports that modifications (a), (b), and (c) have been made to increase commonality with the GE 7251FB (GE's newest Frame 7F product offering). This allows GE to better optimize its manufacturing production cycles. These modifications have not resulted in a re-rating of the 7241FA's base thermodynamic performance, as compared to the 7241FAs shipped prior to September 12, 2000. GE further reports that modifications (a), (b), and (c) have been tested at full-speed-no-load at its Greenville, South Carolina manufacturing facility, and have been successfully operated in the field at many commercial facilities.

                  Though the 7241FA fleet leader has operated in excess of 22,300 fired hours, the effects of long-term operational issues related to most of these changes have not yet been validated by field experience.

                  COMBUSTION SYSTEM

                  The Franklin, Harris, McIntosh, Stanton, and Wansley Facilities utilize the GE DLN-2.6 combustion system as the primary emissions control mechanism. The DLN-2.6 is the latest development in the GE low emissions combustion technology, and the third major technology and operational change made in the dry low-NOX evolution at GE. The DLN-2.6 is a can-annular design (containing 14 individual combustor baskets and transition pieces on the 7241FA), which has six premixed fuel nozzles per combustor, five on the periphery and one in the center. For the 7241FA, GE offers a standard NOX guarantee of 9 ppmvd when firing natural gas fuel over a range of 50 percent to 100 percent of base load. The DLN-2.6 is an incremental technology improvement over its predecessor the DLN-2.0, which lacks the sixth premixed fuel nozzle in the center of each combustor. The DLN-2.0 design was first operated in commercial service in February 1994, and the DLN-2.6 was placed into service in March 1996. As of February 2003, GE reports over 480 units operating with its dry low-NOX technology with over 5.2 million fired hours, of which 1,200,000 hours were on Frame 7F machines. DLN-2.6 in all its applications has accumulated in excess of 1,600,000 fired hours. Of the DLN-2.6 systems currently operating at 2,420(Degree)F, the nominal firing temperature of the 7241FA, the fleet leader has in excess of 22,300 fired hours as of February 2003.

                  The sixth fuel nozzle in the center of the DLN-2.6 combustor design was added to the DLN-2.0 design to allow 9 ppm NOX control from 100 percent down to 50 percent of base load, which was unachievable over that entire range without the change. In addition, the DLN-2.6 operates over the entire load range without the requirement of a diffusion flame, whereas the DLN-2.0 utilizes a diffusion flame at low loads.

                  STEAM INJECTION FOR POWER AUGMENTATION

                  In addition to hardware changes that have resulted in the 7241FA CT, equipped with the DLN-2.6 combustion system, the GE 7FA Facilities will utilize steam injection for power augmentation, which has not accrued extensive usage by GE as an enhancement to the Frame 7F/FA based plants' net facility output. Currently GE reports to have several 7241FA units, equipped with the DLN-2.6 combustion system, operating with steam injection for power augmentation, as well as several other Frame 7FA units (i.e., 7221FA and 7231FAs) operating with steam injection for power augmentation, equipped with either DLN-2.0 or DLN-2.6 combustion systems (the latter of which GE reports is very similar to the DLN-2.6 utilized in the 7241FA). GE has indicated that it currently does not monitor detailed operating history such as fired hours and steam injection rates on units that utilize steam injection for power augmentation.

                  GE offers a NOX guarantee of 12 ppm for the 7241FA, equipped with the DLN-2.6 combustion system, where firing natural gas fuel during periods when steam injection for power augmentation is utilized, rather than the 9 ppm guarantee previously discussed. In addition, GE has issued a technical paper (which is referenced in GE's Long Term Parts and Services Agreement for which the Generating Facilities which incorporate the GE 7FA will participate) that states an impact factor of 1.5 on actual maintenance operating hours at a maximum allowable steam injection rate of 5 percent of CT inlet airflow in the 7241FA. However, the elevated impact factor is only applicable to a "wet control" operating mode, which is the mode of power augmentation when the firing temperature is held constant and not depressed. The other mode of operation is referred to as the "dry control" mode where the firing temperature is reduced and the maintenance impact factor is not affected. Southern Power reports that the 7FA CTs utilized by the Generating Facilities operate or will operate in a "dry control" mode.

                  OPERATIONAL ISSUES

                  In the last three years, GE Frame 7F/FA machines have experienced certain operational issues or GE is in the process of correcting prior issues, in its compressor and turbine sections for that frame. Some of these issues are related to characteristics of the earlier Frame 7F/FA designs, and GE reports that all 7241FA machines will include the appropriate changes to prevent these issues from reoccurring on the 7241FAs utilized by the Franklin, Harris, McIntosh, Stanton, and Wansley Facilities. A brief description of the issues and the subsequent resolutions are given below.

                  Compressor Section. In the first quarter of 2001, failed seventeenth stage diaphragms were discovered in two 7241FAs at one project, while inspecting the CTs during a boroscope inspection following high vibration levels in one of the CTs. GE reported that the root cause of the failure was cracking due to high aerodynamic stresses caused by a flow separation downstream of a recessed area in the diaphragm. GE explained that the recessed areas were machined into the diaphragms for bolting the four seventeenth stage compressor segments of the diaphragms together. GE further reported that the aerodynamic stresses were exacerbated by high mass flows through the compressor at the site where the cracking was found, as the cracking is believed to have occurred while commissioning that plant during cold temperatures. GE reported that its permanent remedy to this issue involves covering the bolt hole recession with a blank of the same contour as the diaphragm to eliminate the aerodynamic separation which GE reports excited the compressor diaphragms. GE reported that its interim solution is to utilize inlet bleed heat at a higher ambient temperature than it had employed for such heating prior to this issue being encountered. Inlet bleed heating is the process of diverting intra-stage compressor air to the compressor's inlet to blend the incoming cold ambient air with the warmer compressor intra-stage air. GE believes that these remedies have mitigated the flow separation issue that led to the high aerodynamic stresses, and that similar issues should not occur on subsequent units that include these remedies. Southern Power has reported that the CTs at the Franklin, Harris, McIntosh, Stanton, and Wansley Facilities currently incorporate the software changes necessary to bring the inlet bleed heat on at higher ambient temperatures, and it plans on incorporating the hardware change described above (the GE reported permanent remedy to this issue) at the first hot gas path inspection for each unit.

                  In 2002 and 2003, GE submitted several Technical Information Letters ("TILs") that discuss the susceptibility of the 7241FA's compressor section to erosion, damage, and potentially part failure when exposed to liquid water during operation. The CTs affected by these TILs are those that utilize online water washing (to reduce the effects of compressor fouling), inlet evaporative coolers, and/or inlet fogging. The Franklin, Harris, McIntosh, Stanton, and Wansley Facilities each utilize inlet evaporative cooling and intend to utilize online water washing, as required, to maintain higher levels of thermodynamic performance during commercial operation. GE has recommended the following in its TILs, as applicable to the Franklin, Harris, McIntosh, Stanton, and Wansley Facilities: (i) increased inspection requirements and intervals for the inlet evaporative cooling system; (ii) potentially ceasing the use of evaporative cooling until modifications can be made to any affected row 0 compressor blading; and (iii) increased inspection intervals for the first few compressor blade stages and potentially more frequent compressor maintenance than originally anticipated by GE for those parts.

                  GE reported that if the evaporative coolers for its 7241FA units are commissioned and maintained according to its recommendations, such that no water carryover into the compressor section is allowed that blade erosion should not be a concern for this reason. GE further reported that after a given unit operates for approximately 300 to 400 hours with the evaporative coolers in use that it will recommend taking a mold of the row 0 compressor blades to assess any erosion at that time and provided that GE finds little or no erosion, it will permit unrestricted evaporative cooler operation going forward. As related online water washing, GE has recommended certain modifications to its online water washing system that it reports to have verified reduced erosion to the row 0 compressor blades and has additionally increased the effectiveness of the online water washing process. GE is still recommending that molds be taken of the row 0 compressor blades after 100 hours of cumulative online water washing to assess erosion of such blades (if any) until such time as it can complete its ongoing water washing verification program and permit longer inspection intervals. Southern Power reports that it is aware of GE's recommendations for both its evaporative coolers and online water washing and is working to maintain its evaporative coolers so that water carryover is not a concern and is making all required modifications and inspections of the water washing system and the row 0 compressor blades.

                  Turbine Section. The shroud tips of the row 2 turbine blades are reported by GE to be susceptible to creep deformation that results in a slow and progressive distortion of the blade shroud under operating loads and temperatures. GE reports that it has issued instructions to users to grind material off a tip seal or cutter tooth on the shroud and that if this action is performed in the first 4,000 hours of operation that the blades should be able to make the published life expectancy. The GE advisory further recommends a borescope inspection be performed every 8,000 hours to inspect for creep deformation of the row 2 turbine blades. GE reports that it has created an alternate design of the row 2 turbine blade which reduces the mass of the shroud, moves the tip seal to the center of the shroud, and improves the shroud cooling to improve its creep life. Southern Power reports that it will make the required modifications to the row 2 blades and that the improved blades will be incorporated into the units as part of the normal parts replacement intervals.

         GE 7EA CT

                  The Dahlberg Facility utilizes a GE 7EA CT set equipped with dry low-NOX combustors. The 7EA is a 3,600-rpm heavy-duty CT with a 17-stage axial flow compressor and a 3-stage power turbine designed to serve the 60 Hz power generation needs for utility and industrial service.

                  TECHNOLOGY EVOLUTION

                  GE's approach to CT development is discussed in the GE 7FA CT section of this Report. As mentioned in that section, over 600 GE Frame 7E/EA units are in operation worldwide, and have accumulated over 15 million hours of operation since the initial introduction in the 1970s. The 7EA product offering first achieved commercial operation in the mid-1980s.

                  While the 7EA, an upgrade of the GE 7E CT, has evolved during its approximate 20-year operating history, the base design of the current 7EA is largely unchanged from its predecessors. Some of the key features utilized in the current 7EA CT are a 2,035(Degree)F firing temperature, certain improved hot gas path part alloys, better sealing, increased compressor massflow, and the use of thermal barrier coatings.

                  Additionally, the Dahlberg Facility CTs utilize GE dry low-NOX combustion technology. GE has reported that its GE 7EA dry low-NOX combustion system has consistently achieved 9 ppmvd NOX control while operating on natural gas at the nominal GE 7EA firing temperature of 2,035(degree)F.

         SUMMARY

                  Based on our review, we are of the opinion that, based on GE's previously demonstrated capability to address issues similar to those related to the Frame 7FA described herein, the power generation technologies proposed for the Generating Facilities are sound, proven methods of energy recovery. If constructed, operated and maintained as proposed by Southern Power, the Generating Facilities should be capable of meeting the requirements of the PPAs and the currently applicable environmental permit requirements. Furthermore, all off-site requirements of the

Generating Facilities have been adequately provided for, including fuel supply, water supply, wastewater disposal, and electrical interconnection.

                  In addition, the proposed method of design, construction, operation, and maintenance of the Generating Facilities has been developed in accordance with generally accepted industry practice and has taken into consideration the current environmental, license and permit requirements that the Generating Facilities must meet.

ESTIMATED USEFUL LIFE

                  We have reviewed the quality of equipment installed at the Generating Facilities and the general plans for operating and maintaining the Generating Facilities. Based on our review and provided that: (a) the units are operated and maintained by the operators in accordance with the policies and procedures as presented by Southern Power, (b) all required renewals and replacements are made on a timely basis as the units age, and (c) gas and oil burned by the units are within the expected range with respect to quantity and quality, we are of the opinion that the Generating Facilities should have useful lives of at least 20 years.

PERFORMANCE TESTS AND GUARANTEES

                  All of the Generating Facilities except the Dahlberg Facility were or are being constructed under an owner construction management approach rather than having a turnkey, engineer, procure, and construct ("EPC") type contractor provide the respective services. Under the construction management approach, Southern Power accepts more responsibility for ensuring that these projects are engineered, designed, constructed, and commissioned properly. The construction management approach also requires Southern Power to be more responsible for contract interface issues and the associated impacts on project cost and schedule. Under a traditional EPC contract, an owner of a project would place all these responsibilities on the EPC contractor, which increases the contract cost to account for the added risk exposure the contractor assumes. Southern Power, through SCS, is assuming this responsibility for the performance of the Franklin, Harris, McIntosh, Stanton, and the Wansley Facilities. A description of the performance tests and Southern completion guarantees for these units are presented below.

                  Table 4 indicates the performance guarantees provided by Southern for Franklin 2 and the Harris, McIntosh, and Stanton Facilities, as set forth in Credit Agreement for the Commercial Construction Revolver dated April 17, 2003 (the "Construction Revolver Credit Agreement"). Franklin 2 and the Harris Facility declared commercial operation under their respective PPAs on June 1, 2003. Southern Power reports that the Franklin 2 and Harris Facilities have completed their initial net plant output tests under the Franklin and Harris PPAs.

                                     TABLE 4
                         SOUTHERN PERFORMANCE GUARANTEES

                                               OUTPUT                  HEAT RATE
                                               (MW)(1)                (BTU/KWH)(2)
                                               -------                ------------
         Franklin 2 (3)                          615                      6,728
         Harris 1 (3)                            618                      6,730
         Harris 2 (3)                            618                      6,730
         McIntosh                                620                      6,827
         Stanton                                 633(4)                   6,756

         --------------------

         (1) Represents net output at summer peak conditions, except for the Stanton Facility which is based on an average ambient temperature of 70(Degree)F.

         (2) Represents base mode heat rate guarantee on a higher heating value basis and at rated conditions, based on site characteristics.

         (3) Recently entered into commercial operation. Initial net plant output test complete.

         (4) Represents full output of the Stanton Facility. Southern Power owns 65 percent of the Stanton Facility.

                  As a result of Southern Power's construction management approach to engineering, design, procurement and construction of the Generating Facilities (instead of hiring a turnkey contractor), the only performance test program to verify project output and heat rate are the performance tests Southern Power is required to perform under the PPAs and the Construction Revolver Credit Agreement. Under the terms of the Construction Revolver Credit Agreement, the heat rate and output tests are to be conducted in accordance with the guidelines established in the applicable American Society of Mechanical Engineer's Power Test Codes, prudent utility practices, and routine operating conditions.

                  Emissions testing is to be performed in accordance with the air permit and CT and HRSG purchase agreements. Successful demonstration of emissions with air permit requirements is part of achieving Substantial Completion as defined in the Construction Revolver Credit Agreement. The equipment manufacturers (GE, Deltak, and Vogt) offer certain emissions guarantees for their respective equipment. These guarantees, in some cases, are not consistent with the emission limits set forth in the air permits. Notwithstanding the apparent inconsistencies in the guarantees, the design of each of the Generating Facilities includes provision for the installation of an oxidation catalyst should one be required to comply with air permit limits for CO and volatile organic compounds ("VOCs").

                  The performance test program that Southern Power is to perform includes a 7-day reliability test which is intended to demonstrate that the facilities are capable of continuous, reliable operation at various load points. The reliability test is to be conducted during a continuous 168-hour period during which the relevant project shall, among other things, achieve an equivalent availability factor of 97 percent, operate for at least 24 hours in the Summer Peak Output mode for such project (providing ambient conditions allow for such operation and, in any event, at least 6 continuous hours of operation in that mode is required), and operate for an additional 100 hours in either the "Base Mode Heat Rate" mode or the "Summer Peak Output" mode (or at a point between these two operating modes). During the reliability test, the facility is to be operated in accordance with prudent utility practice and all laws, permits and regulations applicable to such project including all emissions requirements imposed by the air permit.

                  The PPAs for the Franklin, Harris, and McIntosh Facilities require the facilities to be capable of "producing energy and delivering same to the Transmission System through the Interconnection Point on a reliable basis." The PPAs do not address how Southern Power is to demonstrate a reliable basis prior to entering into commercial operation. Based on discussions with Southern Power, it is our understanding that SCS determines when a respective plant is ready for commercial operation based on the success of the commissioning program, CT and HRSG component tests, and overall plant performance tests. Southern Power represented that once they have completed the commissioning program, including the reliability test discussed above, that most of the potential reliability problems should have been identified and corrected, and that it should be able to produce and deliver energy to the transmission system of the power purchaser on a reliable basis.

                  Individual CT, ST, and HRSG component tests are typically not conducted on projects constructed using a turnkey approach. SCS has included such tests in the respective equipment purchase orders/agreements. As such, the commissioning program SCS is to perform on the facilities incorporates more equipment testing than what is typically provided for on turnkey projects.

                  Based on our review, we are of the opinion that the performance guarantees proposed for the Generating Facilities under construction, if all the equipment contract guarantees are considered in their entirety, are similar to the performance tests of turnkey projects with which we are familiar.

OPERATING PROGRAMS AND PROCEDURES

                  SCS, on behalf of Southern Power, manages and provides operations and maintenance services for the Generating Facilities. Georgia Power provides operations and maintenance support staff to SCS for the Franklin, Dahlberg, and Wansley Facilities pursuant to the terms and conditions of an Operating Agreement with Southern Power, dated December 18, 2002. Savannah Electric is to provide operations and maintenance support staff to SCS for the McIntosh Facility pursuant to the terms and conditions of an Operating Agreement with Southern Power, which is to be effective January 1, 2003. Alabama Power provides operations and maintenance support staff to SCS for the Harris Facility pursuant to the terms and conditions of an Operating Agreement with Southern Power, dated

June 30, 2001. Georgia Power, Alabama Power, and Savannah Electric provide similar services for their respective utility power generation facilities.

                  SCS is to provide operation and maintenance services for the Stanton Facility on behalf of Southern Company Florida pursuant to the terms and conditions of an Operating Agreement with the Stanton Participants. Southern Company Florida acts as the OUC's, KUA's, and FMPA's agent for the operation and maintenance of the Stanton Facility during the term of the Stanton PPAs.

                  Southern Power has entered into LTSAs with GE for the maintenance and overhaul of the CTs and STs furnished by GE. The LTSA for the Stanton Facility has been assigned to Southern Company Florida, a direct wholly-owned subsidiary of Southern Power.

                  We have reviewed the general application of the various operations and maintenance ("O&M") programs and procedures within the Generating Facilities, including: preventive, corrective and predictive maintenance plans; operating procedures; and maintenance procedures. We did not review all aspects of these plans and procedures, but verified that all of the usual and necessary plans, procedures and documentation normally required to operate a facility of this type were in place. Following is a brief description of the key programs and procedures in place at the Generating Facilities.

                  SCS utilizes computerized maintenance management systems at the Generating Facilities. In addition to the computerized maintenance management systems, major outages are scheduled by SCS in coordination with Southern Power generating resource requirements.

                  The predictive maintenance program includes the capability for SCS with the support of Georgia Power and Alabama Power personnel and local contractors to perform common predictive maintenance functions such as vibration analysis and trending, infrared thermography to sense hot spots in electrical and other equipment, and lube oil sample analysis. The Generating Facilities are also using SCS's centralized maintenance program in which key pieces of equipment will be analyzed and specific maintenance plans developed for the most efficient maintenance of the equipment.

                  SCS maintains an appropriate collection of operating, maintenance and administrative procedures which have been developed in coordination with Southern Power. These procedures include normal operating and maintenance procedures, as well as emergency response procedures for operating events or the exceedance of environmental limits.

                  SCS is in the process of implementing reliability and performance monitoring programs at the Generating Facilities. Principle among these programs are a reliability improvement program to determine the root cause of equipment failures, a boiler tube failure reduction program, a boiler waterwall tubing survey and inspection program, a high energy piping inspection program, and a pulverizer maintenance and performance program.

                  The plant staffing is projected to consist of approximately 9, 24, 28, 30, 23, and 28 on-site personnel at the Dahlberg, Franklin, Harris, McIntosh, Stanton, and Wansley Facilities, respectively. Staffing at the Franklin and Stanton Facilities are shared with adjacent generating units. SCS has utilized a multi-skilled craft concept for most operating and maintenance positions. With this concept, each plant technician has both a primary skill and a secondary skill, with levels of proficiency within each skill. Maintenance disciplines are divided between mechanical and electrical/instruments/controls.

                  Major maintenance for the CTs and STs are scheduled on the basis of factored hours with the exception of the Dahlberg Facility, which is scheduled based on factored starts as recommended by the manufacturer. Major maintenance scheduled on a factored hours basis is performed at approximately a 48,000- to 50,000-hour interval. Overhaul durations are typically 2 to 4 weeks, depending upon the scope of work to be performed. In years when there is no major maintenance scheduled for a unit, a one- to two-week "mini-outage" is performed on the CTs, STs, generators, HRSGs and auxiliaries.

                  Based on our review, we are of the opinion that, through the experience of Southern Power, Alabama Power, Georgia Power, Savannah Electric or other Southern Company subsidiaries, SCS has demonstrated the capability to operate the Generating Facilities. The operating programs and procedures which are proposed or currently in place for the Generating Facilities are consistent with generally accepted practices in the industry, and SCS has incorporated organizational structures that are comparable to other facilities using similar technologies for a similar service.

OPERATING HISTORY

                  Dahlberg 1-8 have been in operation since May 2000 and Dahlberg 9-10 have been in operation since May 2001. Franklin 1 and the Wansley Facility declared commercial operation under their respective PPAs on June 1, 2002. A summary of certain operating data for the 12 months ending May 31, 2003 for these facilities is presented in Table 5. Franklin 2 and the Harris Facility declared commercial operation under their respective PPAs on June 1, 2003. As such, no operating results are available for these facilities.

                                     TABLE 5
                              OPERATING HISTORY (1)

                                           NET                                NET         ACTUAL STARTS /
                             EAF        GENERATION        HEAT RATE        CAPACITY         ATTEMPTED
            UNIT             (%)          (MWH)         (BTU/KWH)(2)     FACTOR (%)(3)        STARTS
            ----            ------      ----------      ------------     -------------    ---------------
         Dahlberg 1          99.24         25,247          11,829             3.57             59/59
         Dahlberg 2         100.00         21,846          11,829             3.09             54/54
         Dahlberg 3          97.74         33,060          11,829             4.67             68/68
         Dahlberg 4         100.00         22,938          11,829             3.24             50/50
         Dahlberg 5          98.67         29,839          11,829             4.22             66/66
         Dahlberg 6          95.53         21,907          11,829             3.10             48/48
         Dahlberg 7          99.09         25,100          11,829             3.55             54/54
         Dahlberg 8          99.16         19,866          11,829             2.81             41/41
         Dahlberg 9          96.46         27,456          11,829             3.88             57/57
         Dahlberg 10         99.20         29,228          11,829             4.13             64/64
         Franklin 1          81.37      1,399,133           7,348            30.08             17/17
          Wansley 6          95.61      1,643,644           7,192            34.72             19/19
          Wansley 7          95.36      1,652,011           7,192            34.80             25/25

         --------------------

         (1)      From June 1, 2002 through May 31, 2003.

         (2) On a Higher Heating Value ("HHV") basis. Fuel consumption recorded on a total project basis.

         (3)      Based on a peak output rating of 81 MW per unit.

CAPACITY AND HEAT RATE

                  Each of the respective PPAs includes specific capacity designation and testing criteria as described below. The capacity payments included in the Projected Operating Results presented later herein are based upon the contractual capacity requirements in the PPAs through their respective terms. Based on these capacity values, PA Consulting has estimated the energy generation and fuel consumption of the Generating Facilities based upon its projection of seasonal operation at various load levels and modes of operation.

         THE DAHLBERG FACILITY

                  Under the terms of the LEM PPAs, the Dahlberg Facility is required to provide a total contract capacity of 577.5 MW during the summer months and 646.8 MW when firing natural gas during the winter months. Energy payments are based on a heat rate of 12,300 Btu/kWh during the summer months and 11,931 Btu/kWh when firing natural gas during the winter months. These output and heat rate values are subject to degradation as set forth in the LEM PPAs.

                  Based on information provided by Southern Power, we have estimated the long-term annual average capacity to be 399 MW for Dahlberg 1-5, 159 MW for Dahlberg 6-8, and 239 MW for Dahlberg 9-10. This estimate includes a levelized allowance for long-term degradation.

                  Under the terms of the LEM PPAs, fuel is purchased by Southern Power and reimbursed by LEM according to the summer and winter heat rate curves in the LEM PPAs. Heat rate degradation is provided for in the LEM PPAs. Based on information provided by Southern Power, we have estimated the long-term, full-load heat rate, including a levelized allowance for long-term degradation, to be 12,352 Btu/kWh for the Dahlberg Facility. For the purposes of the Projected Operating Results, we have assumed that the heat rate of the Dahlberg Facility will be in accordance with the heat rate curves in the LEM PPAs and no heat rate penalties will be incurred or bonuses achieved.

         THE FRANKLIN FACILITY

                  The monthly capacity payments under the Franklin PPA are based on the "Designated Capacity" for that annual period. The Designated Capacity is adjusted by a monthly capacity payment factor of 0.15 for the months of June through September and 0.05 for all other months. The Designated Capacity is defined as the output nominated by Southern Power at the reference conditions or "Rated Conditions," which are 95(degree)F and 45 percent relative humidity. The Demonstrated Capability was determined by test upon commercial operation as the amount of capacity Franklin 1 and 2 are able to provide at each mode of operation corrected to "Rated Conditions" of 95(degree)F and 45 percent relative humidity: "normal mode", "full-pressure mode", and "full-pressure mode with power augmentation". Southern Power cannot nominate more than the Demonstrated Capability at "full-pressure mode with power augmentation" as the Designated Capacity. As a result of the Demonstrated Capability tests performed pursuant to the Franklin PPA, the Designated Capacity has been set at 564 MW for Franklin 1 and 623 MW for Franklin 2.

                  In the event that the Franklin Facility is unable to supply the Designated Capability, Southern Power may supply the requested output from alternate resources. The Demonstrated Capability will be determined prior to degradation of the Franklin Facility; therefore, we have assumed that Southern Power will nominate a Designated Capacity equal to the Demonstrated Capability in full-pressure mode with power augmentation less allowances for non-recoverable degradation, fouling, and other operational factors that make it difficult to achieve tested values on a day-to-day basis. Based on information provided by Southern Power, we have estimated the long-term Demonstrated Capability to be 542 MW for Franklin 1 and 598 MW for Franklin 2. This estimate includes a levelized allowance for long-term degradation.

                  Under the terms of the Franklin PPA, fuel is purchased by Georgia Power. Southern Power guarantees summer and winter heat rate curves in the Franklin PPA and will reimburse Georgia Power if these guarantees are not met. The demonstrated normal-mode and full-pressure mode capabilities will determine the breakpoints at which the heat rates will be applied to the various operating modes. Heat rate degradation is provided for in the Franklin PPA. As a result of the performance tests performed pursuant to the Franklin PPA, Franklin 1 demonstrated a net plant heat rate, corrected to Rated Conditions, of 6,780 Btu/kWh. Based on information provided by Southern Power, we have estimated the long-term, full-load heat rate, including a levelized allowance for long-term degradation, to be 6,949 Btu/kWh for Franklin 1 and 6,879 Btu/kWh for Franklin
2. For the purposes of the Projected Operating Results, we have assumed that the heat rate of the Franklin Facility will be in accordance with the heat rate curves in the Franklin PPA and no heat rate penalties will be incurred or bonuses achieved.

         THE HARRIS FACILITY

                  The monthly capacity payments under the Harris PPAs are based on the "Designated Capacity" for that annual period. The Designated Capacity is adjusted by a monthly capacity payment factor of 0.15 for the months of June through September and 0.05 for all other months. The Designated Capacity is defined as the output nominated by Southern Power at the reference conditions or "Rated Conditions," which are 95(degree)F and 45 percent relative humidity. The Demonstrated Capability is determined by test upon commercial operation as the amount of capacity Harris 1 and

2 are able to provide at each mode of operation corrected to "Rated Conditions" of 95(degree)F and 45 percent relative humidity: "normal mode", "full-pressure mode", and "full-pressure mode with power augmentation." Southern Power cannot nominate more than the Demonstrated Capability at "full-pressure mode with power augmentation" as the Designated Capacity. As a result of the Demonstrated Capability tests performed pursuant to the Harris PPAs, the Designated Capability has been set at 627 MW for Harris 1 and 615 MW for Harris 2.

                  In the event that the Harris Facility is unable to supply the Designated Capability, Southern Power may supply the requested output from alternate resources. The Demonstrated Capability will be determined prior to degradation of the Harris Facility; therefore, we have assumed that Southern Power will nominate a Designated Capacity equal to the Demonstrated Capability in full-pressure mode with power augmentation less allowances for non-recoverable degradation, fouling, and other operational factors that make it difficult to achieve tested values on a day-to-day basis. Based on information provided by Southern Power, we have estimated the long-term Demonstrated Capability to be 602 MW for Harris 1 and 590 MW for Harris 2. This estimate includes a levelized allowance for long-term degradation.

                  Under the terms of the Harris PPAs, fuel is purchased by Alabama Power and Georgia Power. Southern Power guarantees summer and winter heat rate curves in the Harris PPAs and will reimburse Alabama Power and Georgia Power if these guarantees are not met. The demonstrated normal-mode and full-pressure mode capabilities will determine the breakpoints at which the heat rates will be applied to the various operating modes. Heat rate degradation is provided for in the Harris PPAs. Based on information provided by Southern Power, we have estimated the long-term, full-load heat rate, including a levelized allowance for long-term degradation, to be 6,883 Btu/kWh for Harris 1 and 2. For the purposes of the Projected Operating Results, we have assumed that the heat rate of the Harris Facility will be in accordance with the heat rate curves in the Harris PPAs and no heat rate penalties will be incurred or bonuses achieved.

         THE MCINTOSH FACILITY

                  The monthly capacity payments under the McIntosh PPAs are based on the "Designated Capacity" for that annual period. The Designated Capacity is adjusted by a monthly capacity payment factor of 0.175 for the months of June through September, 0.05 for the months of January and February, and 0.033 for all other months. The Designated Capacity is defined as the output nominated by Southern Power at the reference conditions or "Rated Conditions," which are 95(degree)F and 45 percent relative humidity. The Demonstrated Capability is determined by test upon commercial operation as the amount of capacity McIntosh 10 and 11 are able to provide at each mode of operation corrected to "Rated Conditions" of 95(degree)F and 45 percent relative humidity:
"normal mode", "full-pressure mode", and "full-pressure mode with power augmentation." Southern Power cannot nominate more than the Demonstrated Capability at "full-pressure mode with power augmentation" as the Designated Capacity.

                  All capacity testing will be adjusted to the Rated Conditions using correction curves supplied by SCS. The Demonstrated Capability of the McIntosh Facility will be measured by the installed metering system. No test tolerances or measurement uncertainties are to be permitted. All auxiliary equipment must be operated in a normal manner consistent with prudent utility practices.

                  On the date of the capacity tests, Southern Power is to bring the McIntosh Facility to maximum normal capability. The tests will be scheduled between the weekday hours of 11:00 a.m. and 7:00 p.m. and will be conducted over an eight consecutive hour period, or less, at the respective power purchaser's request. The capacity test will establish the Demonstrated Capability and will be based on the average demonstrated net hourly output, corrected to Rated Conditions, by use of correction curves supplied by SCS. The Demonstrated Capability of the unit will be the average net output over the test period corrected to Rated Conditions.

                  In the event that the McIntosh Facility is unable to supply the Designated Capability, Southern Power may supply the requested output from alternate resources. The Demonstrated Capability will be determined prior to degradation of the McIntosh Facility; therefore, we have assumed that Southern Power will nominate a Designated Capacity equal to the Demonstrated Capability in full-pressure mode with power augmentation less allowances for non-recoverable degradation, fouling, and other operational factors that make it difficult to achieve tested values on a day-to-day basis. Based on information provided by Southern Power, we have estimated the long-term Demonstrated Capability to be 595 MW for McIntosh 10 and 595 MW for McIntosh 11. This estimate includes a levelized allowance for long-term degradation.

                  Under the terms of the McIntosh PPAs, Georgia Power and Savannah Electric are responsible for reimbursing Southern Power for the cost of fuel consumed by the McIntosh Facility at the guaranteed summer and winter heat rate curves in the McIntosh PPAs. The demonstrated normal-mode and full-pressure mode capabilities will determine the breakpoints at which the heat rates will be applied to the various operating modes. Heat rate degradation is provided for in the McIntosh PPAs. Based on information provided by Southern Power, we have estimated the long-term, full-load heat rate, including a levelized allowance for long-term degradation, to be 6,894 Btu/kWh for McIntosh 10 and McIntosh 11. For the purposes of the Projected Operating Results, we have assumed that the heat rate of the McIntosh Facility will be in accordance with the heat rate curves in the McIntosh PPAs and no heat rate penalties will be incurred or bonuses achieved.

         THE STANTON FACILITY

                  Under the terms of the Stanton PPAs, the capacity payment is the product of the "Demonstrated Capability" times the Annual Capacity Charge. The "Designated Capability" is defined as the net capacity of the project, determined by a periodic capacity test, adjusted to 70(degree)F and 45 percent relative humidity.

                  On the date of the capacity tests, Southern Power is to bring the Stanton Facility to maximum normal capability. The tests will be scheduled between the weekday hours of 11:00 a.m. and 7:00 p.m. and will be conducted over an eight consecutive hour period, or less, at the respective power purchaser's request. The capacity test will establish the Demonstrated Capability and will be based on the average demonstrated net hourly output, corrected to Rated Conditions, by use of correction curves supplied by SCS. The Demonstrated Capability of the unit will be the average net output over the test period corrected to Rated Conditions. Based on information provided by Southern Power, we have estimated the long-term Demonstrated Capability to be 621 MW for the Stanton Facility. This estimate is based on the output at an ambient temperature of 70(degree)F and includes a levelized allowance for long-term degradation. The long-term output at the average annual temperature, including an allowance for degradation, is estimated to be 606 MW.

                  Under the terms of the Stanton PPAs, fuel is purchased by OUC and reimbursed by the power purchasers at cost. The demonstrated normal-mode and full-pressure mode capabilities will determine the breakpoints at which the heat rates will be applied to the various operating modes. Heat rate degradation is provided for in the Stanton PPAs. Based on information provided by Southern Power, we have estimated the long-term, full-load heat rate, including a levelized allowance for long-term degradation, to be 6,915 Btu/kWh for the Stanton Facility. For the purposes of the Projected Operating Results, we have assumed that the heat rate of the Stanton Facility will be in accordance with the heat rate curves in the Stanton PPAs and no heat rate penalties will be incurred or bonuses achieved.

         THE WANSLEY FACILITY

                  The monthly capacity and fixed O&M payments under the Wansley PPAs are based on the "Contract Capacity Rating" for that annual period. The Contract Capacity Rating will be based on the actual demonstrated capability following performance testing corrected to 95(degree)F and 45 percent relative humidity. The Contract Capacity Rating is to be declared each year thereafter. The capacity dedicated to Georgia Power is to be 82.33 percent of the Contract Capacity Rating, with the remaining output dedicated to Savannah Electric. Also to be declared is the minimum normal capability, the maximum normal capability, over-pressure mode (similar to full-pressure mode on the other Generating Facilities) capability and capability in over-pressure mode with power augmentation. During the months of June through September, the capability in over-pressure mode with power augmentation is not to be less than the Contract Capacity Rating.

                  In the event that the Wansley Facility is unable to supply the Contract Capacity Rating, Southern Power may supply the requested output from alternate resources. The demonstrated capability will be determined prior to degradation of the Wansley Facility; therefore, we have assumed that Southern Power will nominate a Contract Capacity Rating equal to the demonstrated capability in over-pressure mode with power augmentation less allowances for non-recoverable degradation, fouling, and other operational factors that make it difficult to achieve tested values on a day-to-day basis. Based on information provided by Southern Power, we have estimated the long-term Contract Capacity Rating to be 1,089 MW for the Wansley Facility. This estimate includes a levelized allowance for long-term degradation.

                  Under the terms of the Wansley PPAs, fuel is purchased by Southern Power and reimbursed by Georgia Power and Savannah Electric according to the summer and winter heat rate curves in the Wansley PPAs. Fuel payments are based on the "Contract Heat Rate", which is based on the delivered output for each unit in each hour. The Contract Heat Rate is determined pursuant to heat rate curves included in the Wansley PPAs for normal operation with the actual output to fall between the minimum normal capability and the maximum normal capability. Summer (May through September) and winter (October through April) heat rate curves are included which specify the heat rate at any given output. If the output is between the maximum normal capability and the over-pressure mode capability, the unit output is to be calculated assuming a 50 MW block at a heat rate of 9,100 Btu per kWh, plus the remaining output calculated using the heat rate curves. If the output is between the over-pressure mode capability and the capability in over-pressure mode with power augmentation, the unit output is to be calculated assuming a 25 MW block at a heat rate of 13,000 Btu per kWh plus the 50 MW block of over-pressure output at 9,100 Btu per kWh plus the remaining output using the heat rate curves. Power augmentation is not available at temperatures below 59(degree)F and is limited to 1,000 hours per year. Based on information provided by Southern Power, we have estimated the long-term, full-load heat rate, including a levelized allowance for long-term degradation, to be 6,890 Btu/kWh for Wansley 6 and 6,923 Btu/kWh for Wansley 7. For the purposes of the Projected Operating Results, we have assumed that the heat rate of the Wansley Facility will be in accordance with the heat rate curves in the Wansley PPAs and no heat rate penalties will be incurred or bonuses achieved.

         SUMMARY

                  Based on our review, we are of the opinion that, if operated and maintained as currently proposed by the operators of the Generating Facilities, the Generating Facilities should be capable of achieving the annual average output in full-pressure mode with power augmentation and the average annual net plant heat rates assumed in the Projected Operating Results. These estimates include allowance for corrections to reference conditions and long-term degradation of output and heat rate. These assumptions represent the average long-term performance [Redacted]. There may be years when the actual performance is above or below the average performance stipulated herein. However, for the purpose of the Projected Operating Results, we have utilized these average performance assumptions.

AVAILABILITY

                  A number of the PPAs include contractual availability requirements which impact the level of capacity payments under those contracts, as discussed below. In general, the definitions of contractual availability exclude scheduled maintenance, which reduced the actual availability of the Generating Facilities. We have performed an analysis of Southern Power's proposed operations and maintenance plan through the operating agreements with the respective operators, taking into consideration the planned outages, as well as actual industry operating experience regarding forced outage rates as reported by various major equipment vendors, plant operators, and industry monitoring sources (including NERC Generating Availability Data System) selected for applicability to the Generating Facilities.

         THE DAHLBERG FACILITY

                  Under the terms of the LEM PPAs, Southern Power will receive bonus payments in the event that the Dahlberg Facility achieves contract availabilities in excess of certain levels. Southern Power can meet this contract availability through energy from alternate resources. Southern Power can earn an annual availability bonus for Dahlberg 1-5 ranging from $100,000 for a contract availability of 98.6 percent to $1,000,000 for a contract availability of 100 percent. Southern Power can earn an annual availability bonus for Dahlberg 6-7 of $200,000 for a contract availability of 100 percent. No bonus is available for Dahlberg 6-7 for contract availability levels below 100 percent.

There are no minimum availability levels in the LEM PPAs. In the event that the Dahlberg Facility is unable to meet the requirements of the LEM PPAs, Southern Power must provide the requested energy from other resources.

         THE FRANKLIN FACILITY

                  Under the terms of the Franklin PPA, an availability adjustment is made to the amount paid for Designated Capacity. The adjustment can result in either an increase or decrease in the capacity payments. The availability adjustment is based upon a "Capacity Adjustment Factor" adjusted by a factor of 0.15 for the months of June through September and 0.05 for all other months. The Capacity Adjustment Factor is based on a contract availability factor called the "Seasonal Availability Factor", which excludes scheduled maintenance and allows Southern Power to replace the undelivered energy from another resource. The Capacity Adjustment Factor results in a reduction in capacity payments in the event that the Franklin 1 and 2 contract availabilities are less than 96.5 percent. The capacity payments can increase by 1.0 to 3.5 percent of the annual capacity payments for a contract availability ranging from
96.5 to 99.5 percent. Southern Power can meet this contract availability through energy from alternate resources.

         THE HARRIS FACILITY

                  Under the terms of the Harris PPAs, an availability adjustment is made to the amount paid for Designated Capacity. The adjustment can result in either an increase or decrease in the capacity payments. The availability adjustment is based upon a "Capacity Adjustment Factor" adjusted by a factor of
0.15 for the months of June through September and 0.05 for all other months. The Capacity Adjustment Factor is based on a contract availability factor, called the "Actual Demand Availability" in the Harris 1 PPA and the "Seasonal Availability Factor" in the Harris 2 PPA, which excludes scheduled maintenance and allows Southern Power to replace the undelivered energy from another resource. The Capacity Adjustment Factor results in a reduction in capacity payments in the event that the Harris 1 and 2 contract availability factors are less than 96 and 96.5 percent, respectively. The capacity payments can be increased by 1.5 to 4.0 percent of the annual capacity payments for a contract availability ranging from 97.0 to 99.0 percent for Harris 1 and by 1.0 to 3.5 percent of the annual capacity payments for a contract availability ranging from
96.5 to 99.5 percent for Harris 2. Southern Power can meet these contract availabilities through energy from alternate resources.

         THE MCINTOSH FACILITY

                  Under the terms of the McIntosh PPAs, an availability adjustment is made to the amount paid for the Contract Capacity Rating. The adjustment can result in either an increase or decrease in the capacity payments. The adjustment is based on a contract availability factor called the "Seasonal Availability Factor", which excludes scheduled maintenance and allows Southern Power to replace the undelivered energy from another resource. A reduction in capacity payments results in the event that the Seasonal Availability Factor is less than 96.0 percent. The capacity payments can increase by 1.5 to 4.0 percent of the annual capacity payments for a contract availability ranging from 96.0 to 99.0 percent. Southern Power can meet this contract availability through energy from alternate resources.

         THE STANTON FACILITY

                  Under the terms of the Stanton PPAs, an availability adjustment is made to the amount paid for the Demonstrated Capacity. If the availability of the Stanton Facility is less than the guaranteed availability, capacity payments are reduced by the "Availability Damages". Availability Damages are calculated as the difference between the actual availability and 97 percent times the sum of the capacity payment for the appropriate period, adjusted by one-half for the off-peak period. The Stanton Facility will also be entitled to an availability incentive payment of 3 percent of the peak period capacity payments for a contract availability in excess of 99 percent and 1.5 percent of the off-peak capacity payments for an off-peak contract availability in excess of 99 percent. The Stanton Facility will also be penalized by 2 percent of the peak period capacity payments for a peak contract availability of 95 percent and an additional 1 percent for each percentage of contract availability less than 95 percent. The off-peak contract availability penalty is 1 percent of the off-peak capacity payments for an off-peak contract availability of 95 percent and an additional 0.5 percent for each percentage of off-peak contract availability less than 95 percent.

         THE WANSLEY FACILITY

                  Under the terms of the Wansley PPAs, an availability adjustment is made to the amount paid for the Contract Capacity Rating. The adjustment can result in either an increase or decrease in the capacity payments. The adjustment is based on a contract availability factor called the "Seasonal Availability Factor", which excludes scheduled maintenance and allows Southern Power to replace the undelivered energy from another resource. A reduction in capacity payments results in the event that the Seasonal Availability Factor is less than 96.5 percent. The capacity payments can increase by 1.0 to 3.5 percent of the annual capacity payments for a contract availability ranging from 96.6 to 99.5 percent. Southern Power can meet this contract availability through energy from alternate resources.

         SUMMARY

                  Based on our review, we are of the opinion that the Generating Facilities should be capable of achieving the required average annual contract availabilities under the PPAs ranging from 96.5 to 97 percent, which exclude scheduled maintenance and allow Southern Power to replace the undelivered energy from another resource, and should also be capable of achieving an average annual availability of 92 percent, which includes provision for forced and scheduled maintenance. The stipulated availability factors represent the projected average availabilities [Redacted]. There may be years when the actual availability factors are above or below the average availability factors stipulated herein.

                  For the purpose of the Projected Operating Results, Southern Power has assumed that it will provide energy from alternate resources in order to achieve the contract availabilities required to obtain the maximum amount of capacity payments under the PPAs.

CONSTRUCTION STATUS

                  We were provided summary schedules comprised of engineering, procurement, construction, and turnover activities to support the assumed commercial operations dates of the McIntosh and Stanton Facilities. In addition, we have been provided an estimated cost to complete these facilities. The estimated remaining construction cost of these facilities is expected to be funded from the Commercial Construction Revolver and Southern equity.

                  Commercial operation of the Stanton Facility is currently scheduled for October 1, 2003. According to SCS, overall construction was approximately 98 percent complete as of June 1, 2003, and start-up and testing are underway. First fire of the both CTs and steam piping blows have been completed. The total construction cost is estimated by Southern Power to be $262 million, of which Southern Power's share is 65 percent.

                  Commercial operation of the McIntosh Facility is currently scheduled for June 1, 2005. Construction began October 1, 2002, this included site work, grading, and the installation of a barge ramp and access road. Piling for both units is scheduled to be accomplished between April and August 2003. Major foundation construction for the units is scheduled to begin in July 2003 and complete in early March 2004. Erection of the HRSGs is scheduled to begin in October 2004 and approximately ten months has been estimated for the installation of each HRSG. Installation of the CTGs is scheduled to begin in November 2003 and completion is scheduled for September 2003. The McIntosh 10 STG installation is scheduled to begin in December 2003 and complete December 23, 2004. The McIntosh 11 STG installation is scheduled to begin March 2, 2004 and complete January 18, 2005. The GSU transformers are to be delivered to the site on February 25, 2004. The station service energization is scheduled for May 3, 2004. Steam blows for McIntosh 10 and 11 are scheduled for November and December 2004, respectively. Gas performance testing for McIntosh 10 is scheduled to begin January 12, 2003 and McIntosh 11 gas performance testing is scheduled to begin February 11, 2005. Commercial operation is scheduled for McIntosh 10 and 11 on May 1, 2005 and June 1, 2005, respectively. The total construction cost is estimated by Southern Power to be approximately $591 million.

                            ENVIRONMENTAL ASSESSMENTS

ENVIRONMENTAL SITE ASSESSMENTS

         THE DAHLBERG FACILITY

                  We have reviewed the "Environmental Property Assessment" regarding the Dahlberg Facility Site completed August 4, 1997, by Georgia Power and the "Phase I Environmental Site Assessment, Plant Dahlberg" dated April 20, 2001, prepared for SCS by URS Corporation ("URS"). The approximately 270-acre subject property has historically been used for agricultural and silvicultural activities. At the time of Georgia Power's 1997 assessment, the property was undeveloped woodlands and farm fields, with some use for silvicultural activities with an overhead electric transmission line traversing the property. According to information provided by Southern Power, Dames & Moore's "Phase I Environmental Survey, Wetland Delineations, and Threatened and Endangered Species Survey" dated January 9, 1995, prepared for Georgia Power, Dames & Moore did not identify any environmental concerns at the Dahlberg Facility regarding site contamination during their 1995 investigation. During their 1997 site visit, Georgia Power did not identify any signs of spills, stained soils, waste disposal, chemical storage, tanks, drums, or other indicators of potential site-contamination issues. At the time of URS's April 2001 site visit, construction of eight CT units (and associated equipment and amenities) at the Dahlberg Facility had been completed, and additional construction of Units 9 and 10 was near completion. Neither Georgia Power's nor URS's assessments identified any potential impacts to the property from adjoining properties. As a result of their 1997 investigation, Georgia Power concluded, "there were no significant environmental concerns identified which would prohibit the purchase of the property." During their April 2001 site visit, URS examined several areas of fuel storage and use of other hazardous substances, but reported no soil stains or other observable concerns associated with these areas. URS reported an accidental release of 16,900 gallons of No. 2 fuel oil within the bermed area for the 3.5 million-gallon fuel tank (as well as three other minor historical fuel/hydraulic oil releases associated with plant construction and operations). URS provided documentation that all of the spill areas had been cleaned-up and contaminated soils had been disposed of at a permitted landfill. URS concluded that their investigation revealed no on-site recognizable environmental concerns.

         THE FRANKLIN FACILITY

                  We have reviewed the "Environmental Property Assessment" regarding the Franklin Facility Site completed August 31, 1998, by Alabama Power and the "Phase I Environmental Site Assessment (Revised)" dated May 3, 2001, prepared for Alabama Power by TTL, Inc. ("TTL"). The approximately 709-acre subject property has historically been used for hunting and silvicultural activities. At the time of Alabama Power's 1998 assessment, the property was undeveloped timberland and fields, with prior land use for hunting and silvicultural activities. During their 1998 site visit, Alabama Power did not identify any signs of spills, stained soils, waste disposal, chemical storage, tanks, drums, or other indicators of potential site-contamination issues. At the time of TTL's April 2001 site visit, the subject property was undeveloped, with the exception of power plant construction activity on the northeast corner of the site. TTL observed an 8,000-gallon above-ground storage tank for diesel fuel with no evidence of fuel releases, observed minor areas of debris that they described as benign, and encountered a small on-site cemetery. TTL reported no issues of concern associated with the power plant construction area. Neither Alabama Power's nor TTL's assessments identified any potential impacts to the property from adjoining properties. As a result of their 1998 investigation, Alabama Power concluded, "there were no significant environmental concerns identified, which would prohibit the purchase of the property." TTL's conclusions did not indicate any issues of significant environmental concern for the subject property.

         THE HARRIS FACILITY

                  We have reviewed the following: (1) the "Environmental Property Assessment" regarding the Harris Facility Site completed February 18, 2000, by Alabama Power; (2) the "Phase I Environmental Site Assessment (Revised), Autaugaville Site" dated May 3, 2001, prepared for Alabama Power by TTL; and (3) the "Phase I Environmental Site Assessment, Approximate 291.37-acre Parcel" dated May 18, 2001, prepared for Alabama Power by TTL. These reports cover the 467.66-acre and 291.37-acre contiguous parcels for the Harris Facility, totaling approximately 759 acres. According to TTL, the subject properties have been historically used for agricultural purposes and timber production. At the time of Alabama Power's February 2000 assessment, the properties were undeveloped farmland and wooded tracts. At the time of TTL's April/May 2001 site visits, initial construction activities for the Harris Facility had begun on the 468-acre parcel and construction of a substation was underway on the 291-acre parcel. TTL observed temporary trailers at the power plant construction site and above-ground storage tanks for diesel fuel on both construction sites. TTL reported no spills or stained soils of regulatory consequence associated with the fuel storage. During their site reconnaissance of the two properties, TTL observed abandoned rusting vehicles, several debris sites, abandoned houses/barn/sheds, and several former domestic wells. Neither Alabama Power's nor TTL's assessments identified any potential impacts to the Harris Facility Site from adjoining properties. Alabama Power concluded that their assessment "revealed no environmental conditions which would preclude the purchase of this property." With the exception of solid waste disposal on various portions of the properties, TTL reported no other conditions of potentially significant concern during their site reconnaissance. TTL recommended: (1) properly abandoning the domestic wells (on the 291-acre parcel) by filling them with cement and clay; (2) that debris/trash piles on the 468-acre property be removed and disposed of off-site, followed by sampling and analysis of soil beneath the debris piles; (3) removal and off-site disposal of Trash Area No. 1 from the 291-acre property, followed by soils sampling if staining was observed during the removal process; and (4) citing the presence of potentially hazardous materials such as oil containers, oil filters, and car batteries, TTL recommended removal and off-site disposal of Trash Area No. 2 from the 291-acre property, followed by soil sampling to evaluate baseline environmental conditions in this area. In accordance with their normal practices, Alabama Power has reported their intent to abandon the aforementioned domestic wells by filling the wells with appropriate materials. Further, Alabama Power indicates that the various debris piles and trash areas will be removed and evaluated for proper disposal, depending on the content of the piles. After debris removal, Alabama Power plans to assess the areas and conduct soil sampling and additional soil removal, as necessary, if such areas have been severely impacted.

         THE MCINTOSH FACILITY

                  We have prepared the "Phase I Environmental Site Assessment, Property for the Proposed Plant McIntosh Combined Cycle Units 10 and 11", dated June 9, 2003, regarding the approximately 58-acre McIntosh Facility Site. Previous land use of the subject property has included growing timber and agriculture, and the property previously contained isolated residential structures. No previous spills or other environmental concerns have been reported at the subject property. At the time of our April 29, 2003 site visit, the property had been cleared of all trees and vegetation in preparation for construction of the McIntosh Facility. We observed no evidence of spills, soil staining, tanks, solid waste disposal, hazardous waste, or storage of chemicals or hazardous materials during our site visit. Our interviews with personnel familiar to the property, review of materials regarding the history of the property, and review of state and Federal environmental databases did not reveal any recognized environmental conditions or other environmental concerns regarding the subject property.

         THE STANTON FACILITY

                  We have reviewed the "Phase I Environmental Site Assessment, Stanton Energy Plant" dated April 2001, prepared for OUC by Environmental Consulting & Technology, Inc. ("ECT") and the "Limited Phase II Environmental Site Assessment, Stanton Energy Center" dated June 29, 2001, prepared for OUC by ECT. The environmental site assessments were conducted on a 7-acre portion of the 60 acres leased to Southern Power Florida, OUC, and FMPA. According to ECT, the 7-acre property has been used historically as a construction laydown yard during construction of the adjacent SEC power plant and as a fueling facility for fleet vehicles. At the time of their March-May 2001 site visits, the property contained two small structures, a concrete foundation for a former structure, an out-of-service electrical substation, and an active fueling facility. Areas adjacent to the property included citrus groves to the north, the SEC to the south, and OUC's fleet vehicle maintenance facility also located to the south. ECT observed disposed sand blasting material on the south side of the property; a storage building with discarded industrial batteries (with evidence of the concrete floor stained by battery acid); a storage building at the fueling facility containing five above-ground tanks for gasoline and diesel (with no evidence of releases) and associated above-ground piping and fuel dispenser; and several on-site piles of solid waste/construction debris (containing concrete, scrap wood, steel glass piping, metal grating, and miscellaneous railroad debris). With the exception of stained gravel beneath a transformer (labeled non-PCB) at the out-of-service substation, ECT observed no evidence of stained soils at the property. ECT concluded that their assessment revealed no evidence of recognized environmental conditions except the aforementioned issues associated with possible releases to soil or groundwater at the out-of-service substation, the fueling facility, and discarded sand blasting material located on the property; and the vehicle maintenance facility located south of the property. ECT recommended removal of the solid waste/debris areas, sand blasting materials, and discarded batteries (at the substation); and limited soil and groundwater testing at the site. During May 2001, ECT collected a sample of the sand blasting materials for laboratory analysis of metals by toxicity characteristic leaching procedure ("TCLP") and conducted limited sampling of soil and groundwater at the property including selected analyses of VOCs, polynuclear aromatic hydrocarbons, ("PAHs"), total petroleum hydrocarbons, metals, and pH. Soil and groundwater samples from four temporary monitoring wells were installed near the battery storage building, in the sand blasting materials area, at the fueling facility, and at the south property boundary bordering the OUC vehicle maintenance facility. Metals were not detected in the TCLP sample of sand blasting materials. Fuel related compounds were detected in soil associated with the fueling facility and the south boundary sampling location (north of the off-site vehicle maintenance facility), but none of the concentrations in any of the soil samples exceeded the applicable cleanup standards promulgated by the Florida Department of Environmental Protection ("FDEP"). Fuel related compounds and metals were detected in groundwater samples associated with the sand blasting area, the fueling facility, or the boundary sampling location, but none of the concentrations in any of the samples exceeded the applicable cleanup standards with the exception of one groundwater sample at the fueling facility. Benzene at 2.2 parts per billion ("ppb") and total xylenes at 50 ppb exceeded the FDEP regulatory standard for groundwater cleanup of 1 ppb and 20 ppb, respectively at the fueling facility. Due to the elevated levels of benzene and xylenes at the fueling facility, ECT recommended additional investigations consisting of installation of piezometers (to determine groundwater flow direction) and installation of permanent groundwater monitoring wells for analysis of fuel related organic compounds. We have not reviewed any additional reports regarding this issue and we have not received any documentation from Southern Power addressing disposal of potentially contaminated groundwater from dewatering activities. However, pursuant to the Stanton Ownership Agreement, OUC is responsible for any pre-construction environmental issues.

                  The environmental site assessments were conducted on a 7-acre portion of the 60 acres leased to Southern Power Florida, OUC, and FMPA. Although we have not reviewed any environmental site assessments for the remaining 53 acres of the 60-acre leased area, under the Stanton Ownership Agreement, OUC is responsible for any pre-construction environmental issues that would need to be addressed on the entire 60-acre leased area. If groundwater remediation is ever required at the Stanton Facility Site in the future to address the exceedances of groundwater contaminants identified by ECT's investigations; such remediation activities would not likely significantly impact the ability of the Stanton Facility to conduct normal operations.

         THE WANSLEY FACILITY

                  We have reviewed the "Phase I Environmental Site Assessment" dated April 20, 2001, prepared for SCS by URS and the "Plant Wansley Petroleum Release and Remediation Summary" dated May 7, 2001, prepared for SCS by Williams Environmental Services ("Williams"). According to URS, the Wansley Facility Site and construction laydown area were previously used by Georgia Power as a support and maintenance facility for Georgia Power operations. Prior to 1970, the subject property was wooded and agricultural, and was reportedly occupied by homesteads, a church, and several cemeteries. Development at the subject property after 1970 included a railcar maintenance shop, a concrete plant, and two warehouses. At the time of URS's April 2001 site visit, the Wansley Facility was under construction, with demolition of historical structures either completed, underway, or scheduled. Structural debris was in the process of being removed subsequent to demolition of one of the warehouses. The coal-fired Units 1 and 2 of Plant Wansley are immediately adjacent to the Wansley Facility Site. URS did not identify the existing coal-fired Plant Wansley or any other adjacent areas as having any potential to impact the Wansley Facility Site. URS observed several above-ground fuel storage tanks and 55-gallon drums on the subject property, as well as storage areas for machinery, parts, and miscellaneous equipment and materials. URS also observed staging areas for scrap wood and waste construction materials, but did not observe any generation of hazardous waste. URS noted that several temporary fuel storage tanks and drums were without secondary containment. Southern Power has provided a lined secondary containment storage area for the temporary fuel storage tanks that are being used during construction.

                  URS identified two areas on the property with soil staining, particularly in the vicinity of fuel tank and drum storage areas. URS recommended excavation and disposal of the stained soils, followed by confirmatory soil sampling. URS also recommended sediment sampling in a ditch, which had potential to receive stormwater runoff from soil stained areas. In April/May 2001, Williams was contracted to complete the soil excavations recommended by URS. The two areas of soil staining (including a one-foot perimeter buffer) identified by URS were excavated and disposed of off-site. While we note that the soil sampling recommended by URS for the ditch was not conducted, confirmatory soil sampling from the two excavated areas by Williams indicated that removal of the contaminated soils was completed.

         SUMMARY

                  In February 2003, Southern Power stated that there have been no reportable spills or site contamination issues of concern at the Dahlberg, Franklin, Harris, Stanton and Wansley Facility Sites since issuance of the 2001 environmental site assessments. Based on our Phase I environmental site assessment for the McIntosh Facility, we did not identify any environmental concerns related to site contamination issues. Because no updated ESAs of previous or recent environmental investigations regarding the potential for site contamination issues at the sites of the other Generating Facilities have been provided for our review, we can offer no opinion with respect to potential site contamination issues at the sites of the Dahlberg, Franklin, Harris, Stanton, and Wansley Facilities, if any, or the potential for future remediation.

STATUS OF PERMITS AND APPROVALS

                  The Generating Facilities must be operated in accordance with applicable environmental laws, regulations, policies, codes and standards. Table 6 identifies the key permits and approvals required for the operation of the Generating Facilities. Based on our review, we are of the opinion that Southern Power has identified the major permits and approvals necessary for the construction and operation of the Generating Facilities. While all of the required permits and approvals have not yet been obtained, we did not identify any technical or engineering circumstance that would prevent the issuance of the remaining permits and approvals. We note that the modification of the NPDES Permit and the Surface Water Withdrawal Permit of the adjacent steam plant to accommodate the McIntosh Facility have not yet been issued and are under review by the Georgia Environmental Protection Division. As such, we have not reviewed the conditions to be set forth in the permits.

                                     TABLE 6
           STATUS OF KEY PERMITS AND APPROVALS REQUIRED FOR OPERATION

                         DAHLBERG        FRANKLIN          HARRIS         MCINTOSH           STANTON           WANSLEY
   PERMIT/APPROVAL       FACILITY        FACILITY         FACILITY        FACILITY           FACILITY          FACILITY
-------------------   -------------   ---------------  --------------  ----------------    -------------    --------------
 Air Construction     Issued 8/9/99   Issued 4/10/00   Issued 1/8/01   Covered under       Issued 9/21/01   Issued 7/28/00
 Permits              by Georgia      by Alabama       by ADEM;        Prevention of       by FDEP.         by GEPD;
                      Environmental   Department of    reissued with   Significant                          finalized
                      Protection      Environmental    "Harris" name   Deterioration                        11/6/00.
                      Division        Management       7/26/02.        Permit /Title
                      ("GEPD").       ("ADEM"),                        V Part 70
                                      revised 4/6/01.                  Operating Permit
                                                                       for existing
                                                                       plant issued
                                                                        4/17/03.

 Title IV Acid Rain   Issued          Issued 5/7/01    Application     Covered under       Application      Issued 7/28/00
 Permits              8/31/99 by      by ADEM.         submitted       Prevention of       deemed           by GEPD;
                      GEPD.                            12/14/00 to     Significant         complete         finalized
                                                       ADEM.           Deterioration       4/24/02.         11/6/00.
                                                       Application     Permit /Title
                                                       re-submitted    V Part 70
                                                       with "Harris"   Operating
                                                       name 7/19/02;   Permit for
                                                       permit pending  existing
                                                                       plant issued
                                                                        4/17/03.

                                     TABLE 6
           STATUS OF KEY PERMITS AND APPROVALS REQUIRED FOR OPERATION

                         DAHLBERG        FRANKLIN          HARRIS         MCINTOSH           STANTON           WANSLEY
   PERMIT/APPROVAL       FACILITY        FACILITY         FACILITY        FACILITY           FACILITY          FACILITY
-------------------   -------------   ---------------  --------------  ----------------    -------------    --------------
 Title V Operating    Application     Application      Application     Covered under       Application      Issued 7/28/00
 Permits              submitted       submitted ADEM   to be           Prevention of       must be          by GEPD;
                      3/5/01 to       11/20/02.        submitted to    Significant         submitted        finalized
                      GEPD; permit                     ADEM within     Deterioration       within 12        11/6/00;
                      pending.                         12 months of    Permit /Title       months of the    amended 2/4/02
                                                       the start of    V Part 70           start of         and 6/25/02.
                                                       operations.     Operating           operation;
                                                                       Permit for          application to
                                                                       existing            be submitted
                                                                       plant issued        after third
                                                                       4/17/03.            quarter 2003.

 National Pollutant   N/A             Final NPDES      Issued          Application         Not required.    Issued 7/31/00
 Discharge                            Permit issued    12/20/01;       submitted                            by GEPD.
 Elimination System                   12/27/00 by      effective       5/31/02;
 ("NPDES") Permits                    ADEM.            1/1/02.         permit
 for Wastewater                                                        issuance
 Discharges                                                            expected 7/03.

 Notice of            Submitted       Issued           Issued          Notice of           Submitted to     Submitted
 Intent/General       8/11/00 to      12/17/99 by      12/1/00 by      Intent filed        FDEP 6/2/02.     8/10/00 to
 Permits-Construction GEPD (only      ADEM.            ADEM.           9/30/02.                             GEPD.
 Stormwater           covers Units
 Discharges           9 and 10).

 Notice of            Not required    Notice of        Not required    Notice of           Notice of        Discharges to
 Intent/NPDES         for peaking     Intent to be     - stormwater    Intent to be        Intent to be     existing
 General              plants.         filed after      discharges      filed after         filed after      Wansley site
 Permits-Operational                  completion of    covered under   completion of       completion of    retention pond.
 Activities                           construction.    NPDES           construction.       construction.
 Stormwater                                            Wastewater
 Discharges                                            Discharge
                                                       Permit.

 Clean Water Act      Wetlands        Issued 1/12/00   Issued          According to       Issued 11/6/01   Issued 4/21/00
 Section 404          Delineation     for the          11/4/00 for     Southern            for the          for gas line
 Permits- Corps of    Survey          construction     gas pipeline;   Power's             construction     crossing
 Engineers ("COE")    2/24/99.  A     of natural gas   issued          Assessment,         of the           river; also, a
                      Project         pipeline.        12/20/00 for    this is not         substation       Stream Buffer
                      Completion                       intake and      required.           expansion, the   Variance from
                      Report was                       discharge                           electric         GEPD was
                      submitted to                     structures.                         transmission     issued 10/5/00
                      COE on                                                               line, and the    for
                      7/20/01.                                                             gas pipeline.    construction
                                                                                                            of gas
                                                                                                            pipeline.

                                     TABLE 6
           STATUS OF KEY PERMITS AND APPROVALS REQUIRED FOR OPERATION

                         DAHLBERG        FRANKLIN          HARRIS         MCINTOSH           STANTON           WANSLEY
   PERMIT/APPROVAL       FACILITY        FACILITY         FACILITY        FACILITY           FACILITY          FACILITY
-------------------   -------------   ---------------  --------------  ----------------    -------------    --------------
 Water Withdrawal     N/A             Issued 4/30/00   Certificate     Application         Water to be      Issued
 Permits                              by GEPD to       of Beneficial   submitted           provided by      10/31/00 by
                                      withdraw water   Use from the    5/31/02;            OUC pursuant     GEPD; petition
                                      from Goat Rock   Alabama         permit              to agreement     filed against
                                      Reservoir.       Department of   issuance            OUC has with     Permit;
                                      Also, the        Economic and    expected 7/03.      Orange County,   appeals
                                      Federal Energy   Community                           Florida.         hearing began
                                      Regulatory       Affairs to be                       OUC's plan is    7/16/01;
                                      Commission       obtained                            currently        Administrative
                                      issued           prior to the                        under review     Law Judge
                                      approval on      start of                            by St. John's    issued an
                                      10/10/00 to      operations.                         River Water      amended order
                                      withdraw         Southern                            Management       4/24/02.
                                      additional       Power                               District.        Permit
                                      water through    submitted                                            reissued in
                                      an existing      Declaration                                          accordance
                                      penstock in      of Beneficial                                        with
                                      Goat Rock Dam.   Use on                                               Administrative
                                                       3/29/01.                                             Order 5/22/02.

 Federal Aviation     Issued          Issued 4/25/00.  On 5/30/01,     FAA review in       Not required.    Issued
 Administration       7/15/99;                         FAA issued a    progress.                            12/12/00.
 ("FAA") Notice of    extended                         determination
 Construction or      7/19/00.                         that the
 Alteration Permits                                    stacks are
 for Stacks                                            not a hazard
                                                       to navigation.

 Order of             N/A             N/A              N/A             N/A                 Issued 9/11/01   N/A
 Certification                                                                             by the State
                                                                                           of Florida
                                                                                           Siting Board.

 Spill Prevention     Finalized on    Construction     In place for    To be               Existing plan    Prepared
 Control and          9/27/00.        plan revised     oil flush as    prepared            to be amended    1/7/03.
 Countermeasure                       and certified    of 8/26/02;     prior to the        to include new
 ("SPCC") Plan                        12/6/02;         operational     start of            unit.
                                      operational      plan is being   operation.          Temporary plan
                                      plan in place    prepared.                           in place.
                                    10/15/01.

REGULATORY COMPLIANCE

                  We note the following circumstances relative to compliance with permits and approvals and other regulatory requirements that could have an impact on future operations:

         - In 1998, the United States Environmental Protection Agency ("USEPA") promulgated the "NOX State Implementation Plan ("SIP") Call Rule" for the purpose of controlling NOX, a precursor to ozone, and a pollutant of concern. As required by the USEPA rules, Alabama and Georgia are subject to the NOX SIP Call, which will impose NOX allowance obligations on certain emission sources. The USEPA has approved Alabama's SIP that includes the Franklin and Harris Facilities. As such, each facility will be required to obtain allowances to cover annual NOX emissions starting in 2004. Calculations performed by the Alabama Department of Environmental Management ("ADEM") propose 35 tons of NOX allocations to each Harris Facility CT train for a total of 140 tons for the four trains and 33 tons of NOX allocations to each Franklin Facility CT train for a total of 264 tons for the eight trains (note there are two CT trains per unit) for 2004 through 2006, with subsequent allocations recalculated every three years (e.g., calculated in 2004 for the years 2007-2009). Based on the March 3, 2000, decision by the U.S. Court of Appeals for the District of Columbia Circuit ("Court"), certain portions of the USEPA rules that affect the entire state of Georgia were remanded.

The Court found that USEPA's modeling demonstrated that the entire state of Georgia should not be included in the SIP Call. In response to the Court, the USEPA proposed revisions to their rules to include a NOx budget for Georgia for the northern portion of the state. Based on the USEPA proposed amended rules the state is required to submit a SIP by no later than April 1, 2003 with a May 1, 2005 compliance date. As such, the Georgia Environmental Protection Division ("GEPD") has not yet amended Georgia's SIP. GEPD is still considering options for revising their SIP and determining future allocations. It is anticipated that the Dahlberg, McIntosh, and Wansley Facilities will be included within the area that will be subject to the NOX SIP Call Rule. Since the manner in which the NOX allocations will be structured has not been determined by GEPD, we are unable to accurately estimate the likely number of allowances that may be allocated to the Dahlberg and Wansley Facilities. The exact number of allowances to be required in the future will depend on the utilization of the units in the future and the finalization of the SIP. For the purposes of the Projected Operating Results, we have assumed that the Generating Facilities would be allocated allowances based on the Alabama SIP and no allowances were assumed for the Dahlberg, McIntosh, and Wansley Facilities, all located in Georgia. The future cost of NOX allowances will be market dependent and could be lower or higher than the current values for such allowances. The allowance costs assumed in the Projected Operating Results are presented later in this Report.

         - The Generating Facilities are subject to Title IV of the Clean Air Act (Acid Rain Provisions) whereby each unit must possess sulfur dioxide ("SO2") allowances to cover its emissions beginning in 2000. The future cost of SO2 allowances will be market dependent and could be lower or higher than the current values for such allowances. The exact number of allowances to be required in the future will depend on the utilization of the units. The allowance costs assumed in the Projected Operating Results are presented later in this Report. Since the facilities will operate primarily on natural gas, the actual cost for purchasing allowances should be relatively small. In addition, since the facilities are operated on natural gas, they are not subject to the NOX requirements under the Acid Rain Program.

         - For the purpose of estimating NOX and SO2 allowance costs in the Projected Operating Results, actual emissions testing results have been assumed for the Dahlberg Facility, and air permit limits have been assumed for the other Generating Facilities with no significant operating history. Based on firing natural gas, a NOX emission level of 0.24 lb/MMBtu was used for the Dahlberg Facility and 0.013 lb/MMBtu was assumed for the other Generating Facilities. An SO2 emission level of 0.001 lb/MMBtu was assumed for all of the Generating Facilities while firing natural gas.

         - Southern Power has reported that there have been no Notices of Violation issued by regulatory agencies against any of the Facilities.

         - The modification of the NPDES Permit and the Surface Water Withdrawal Permit of the adjacent steam plant to accommodate the McIntosh Project have not yet been issued and are under review by the Georgia Environmental Protection Division. As such, we have not reviewed the conditions to be set forth in the permits.

         - There are a number of potential future regulations that, if promulgated, could increase capital expenditures and O&M costs at the Generating Facilities. Such potential regulations include mercury control, particulate matter of 2.5 microns or less ("PM2.5"), regional haze, regional visibility, water intake structure regulations, and potential ratcheting of SO2 and NOX allowances beyond 2009. The schedule and specific regulations to be promulgated are not presently known; therefore, the impact of such potential regulations has not been incorporated into the Projected Operating Results. Since the Generating Facilities are primarily fired on natural gas, the impact of these potential future regulations is not expected to be significant.

                           PROJECTED OPERATING RESULTS

                  We have reviewed the historical operating information, estimates and projections of electrical generating capacity, fuel consumption, and capital and operating costs of the Generating Facilities made available to us by Southern Power. On the basis of such data, we have prepared the Projected Operating Results. Southern Power will sell electricity generated from the Generating Facilities to various entities primarily under the terms of the PPAs, which vary in term. For the purposes of the Projected Operating Results, we have assumed that all of the PPAs will expire at the end of their respective initial terms and will not be renewed. After expiration of the PPAs, Southern Power intends on entering into long-term power purchase agreements at prices reflective of then-current market rates in the Southeastern Electric Reliability Council ("SERC") and Florida Reliability Coordinating Council ("FRCC") markets. For the purpose of the Projected Operating Results, we have assumed that the prices under these long-term contracts will be equivalent to the projected market prices for those markets as projected by PA Consulting. PA Consulting was also responsible for providing monthly dispatch hours, starts per month for each unit, monthly heat rates per unit and projected natural gas prices. Expenses for the plants consist primarily of the delivered costs of fuel, including transportation, as estimated by PA Consulting, and operations and maintenance expenses, as estimated by Southern Power. During the terms of the respective PPAs, the cost of fuel is reimbursed by, or purchased directly by, the power purchasers. Emissions allowances are also the responsibility of the power purchasers. [Redacted] Southern Power has assumed that the Debt will be refinanced upon maturity. The Projected Operating Results are presented for each calendar year beginning July 1, 2003 through December 31, 2023 [Redacted]. Projected revenues and expenses have been set forth in the Projected Operating Results presented in Exhibit A-1. The "Base Case" Projected Operating Results have been prepared using assumptions and considerations set forth in this Report and the footnotes to Exhibit A-1.

ANNUAL OPERATING REVENUES

         REVENUE FROM PPAS

                  All of the Generating Facilities have PPAs that have various terms and conditions. Several facilities have more than one PPA, as they apply to specific units. Most of the PPAs provide payment for capacity, start-up charges and variable O&M charges. The power purchasers and terms for each individual PPA are presented in Table 7.

                                     TABLE 7
                            POWER PURCHASE AGREEMENTS

                                       TOTAL    CONTRACT
                         POWER       CAPACITY   CAPACITY                                             POTENTIAL
 UNIT(S)              PURCHASER(S)    (MW)(1)   (MW)(2)       START DATE          END DATE           EXTENSION
----------         ----------------  --------   --------   ---------------   -----------------   -----------------
Dahlberg                  LEM           797(3)    578(3)     June 1, 2000    December 31, 2004   December 31, 2009
Franklin 1           Georgia Power      542       542(4)     June 1, 2002       May 31, 2010            N/A
Franklin 2           Georgia Power      598       598(4)     June 1, 2003       May 31, 2011            N/A
Harris 1             Alabama Power      602       602        June 1, 2003       May 31, 2010            N/A
Harris 2             Georgia Power      590       590        June 1, 2004       May 31, 2019            N/A
McIntosh             Georgia Power      998       998        June 1, 2005       May 31, 2020(5)         N/A
McIntosh           Savannah Electric    192       192        June 1, 2005       May 31, 2020(5)         N/A
Stanton             OUC, KUA, FMPA      394(6)    404      October 1, 2003    October 31, 2013    October 31, 2033
Wansley              Georgia Power      897       897        June 1, 2002    December 31, 2009          N/A
Wansley            Savannah Electric    192       192        June 1, 2002    December 31, 2009          N/A

---------------
(1) Represents annual average output with duct firing and steam injection with an allowance for long-term degradation.

(2) Represent annual capacity nomination assumed to be set at annual average output including long-term degradation, except for the Stanton Facility for which the contract capacity is based on an average ambient temperature of 70(Degree)F.

(3) The contract capacity for the Dahlberg Facility can be met by any of the units.

(4) Represents maximum contract output. Initial years of contract include lower contract output.

(5) Assumes the extension of the fuel transportation agreement, as expected by Southern Power.

(6) Represents Southern Power's 65 percent ownership interest. Lower than contract capacity since the contract capacity is based on an average ambient temperature of 70(Degree)F.

                  THE DAHLBERG FACILITY

                  Dahlberg 1 through 5 are currently in operation and are realizing revenue under the terms of the 1998 LEM PPA. LEM has the right to extend the term of this 1998 LEM PPA to December 31, 2009; however, we have assumed for the purposes of the Projected Operating Results that this 1998 LEM PPA will expire December 31, 2004. Southern Power will receive revenues from Dahlberg 1 through 5 for capacity, start-up and variable operations from LEM. Start-up charges are paid under the 1998 LEM PPA for starts in excess of 750 over the initial term of the 1998 LEM PPA. Based on our discussion with Southern Power and the review of the plant design and technology, we have assumed that Southern Power will achieve its contract capacity of 412.5 MW by utilizing peak firing and power from the other Dahlberg Facility units. Additional capacity payments are available for contract availability above 98.6 percent. Southern Power has indicated that it would provide energy from alternate resources in order to receive the maximum capacity payment under the 1998 LEM PPA. We have assumed the contract availability is equal to 100 percent based upon the purchase of replacement energy from the market, resulting in additional capacity payments of $1,000,000 per year.

                  Dahlberg 6 and 7 are currently in operation and are realizing revenue under the terms of the 1999 LEM PPA. As with the 1998 LEM PPA, LEM has the right to extend this contract; however, we have assumed for the purposes of the Projected Operating Results that the 1999 LEM PPA will expire on December 31, 2004. Revenues from operations of these units include capacity payments, start-up charges and variable operations payments. Based on our discussion with Southern Power and the review of the plant design and technology, we have assumed that Southern Power will achieve its contract capacity of 165 MW by utilizing peak firing and power from the other Dahlberg Facility units. Additional capacity payments are available for contract availability of 100 percent. Southern Power has indicated that it would provide energy from alternate resources in order to receive the maximum capacity payment under the 1999 LEM PPA. We have assumed the contract availability is equal to 100 percent based upon the purchase of replacement energy from the market, resulting in additional capacity payments of $200,000 per year.

                  THE FRANKLIN FACILITY

                  The Franklin PPA includes provisions for selling capacity and associated energy from Franklin 1 and Franklin 2 to Georgia Power. The agreement expires May 31, 2010 for Franklin 1 and May 31, 2011 for Franklin 2. For Franklin 1 and Franklin 2, the annual average projected capacities are 542 MW and 598 MW, respectively. Average contract capacity values are 542 MW for Franklin 1 and 400 MW through June 1, 2004 and 598 MW thereafter for Franklin 2. The excess energy generation has been assumed to be sold to the market as forward contracts and spot market sales, as discussed later herein. The annual contract capacity price is fixed for the term of the Franklin PPA. These capacity prices are weighted such that 60 percent of the payments occur in the summer months. Additional capacity payments are available for contract availability above 96.5 percent. Southern Power has indicated that it would provide energy from alternate resources in order to receive the maximum capacity payment under the Franklin PPA. We have assumed the contract availability is equal to 99.5 percent based upon the purchase of replacement energy from the market, resulting in an increase in capacity payments of 3.5 percent. Variable O&M charges are indexed to the 1999 Gross Domestic Product - Implicit Price Deflator ("GDP-IPD"). We have assumed the GDP-IPD will increase at 2.6 percent from 2003. Start-up charges are per unit per start and are based upon the total number of starts. Under the terms of the Franklin PPA, the start-up charges are indexed to both the January 1, 1999 U.S. City Average Consumer Price Index for All Urban Consumers ("CPI") and $2.25 per MMBtu as a base to the "Daily Price Survey" midpoint as published in Gas Daily. For the purposes of the Projected Operating Results, we have assumed that the CPI will escalate at 2.6 percent after January 1, 2003 and the midpoint in the "Daily Price Survey" will be as projected by PA Consulting in their delivered fuel forecast.

                  In addition, before initiation of the Franklin PPA as it relates to Franklin 2, a portion of the output from Franklin 2 is to be sold to third parties pursuant to contracts entered into by Southern Power. During the remainder of 2003, net revenues associated with these third-party contract sales will be approximately $1,823,000 based on the executed contracts as reported by Southern Power.

                  THE HARRIS FACILITY

                  Harris 1 and 2 are to sell power under separate PPAs to Alabama Power and Georgia Power with terms beginning on June 1, 2003 and June 1, 2004 and ending on May 31, 2010 and May 31, 2019, respectively. Prior to commencement of the Harris 2 PPA, Southern Power has assumed that electricity from Harris 2 will be sold on a merchant basis at quantities and prices estimated by PA Consulting. Annual average contract capacity is equal to 595 MW per unit. Monthly revenues are generated from a capacity payment, which is adjusted by a monthly capacity payment factor that is weighted such that 60 percent of the payment occurs during the summer months. Additional capacity payments are available for contract availability above 97.0 percent for Harris 1 and 96.5 percent for Harris 2. Southern Power has indicated that it would provide energy from alternate resources in order to receive the maximum capacity payment under the Harris PPAs. We have assumed the contract availability is equal to 99.0 percent for Harris 1 and 99.5 percent for Harris 2 based upon the purchase of replacement energy from the market, resulting in additional capacity payments of
4.0 and 3.5 percent, respectively. Revenues are also generated from a variable O&M charge indexed to the 1999 GDP-IPD. We have assumed that the GDP-IPD and all inflation-related indices will increase at 2.6 percent from 2003. Start-up charges are per unit per start and are based upon the total number of starts. Under the terms of the Harris 1 and 2 PPAs, the start-up charges are indexed to both the January 1, 1999 CPI and $2.25 per MMBtu as a base to the "Daily Price Survey" midpoint as published in Gas Daily. For the purposes of the Projected Operating Results, we have assumed that the CPI will escalate at 2.6 percent after January 1, 2003 and the midpoint in the "Daily Price Survey" will be as projected by PA Consulting in their delivered fuel forecast.

                  THE MCINTOSH FACILITY

                  The McIntosh PPAs include provisions for selling capacity and associated energy generated by the McIntosh Facility to Georgia Power and Savannah Electric. Under the terms of the McIntosh PPAs, energy sales start on June 1, 2005 and expire May 31, 2020. If certain fuel agreements are not in place for the final year of each of the McIntosh PPAs, that agreement may be terminated in 2019. Southern Power anticipates an extension of the fuel transportation agreement at the appropriate time and expects the term of each McIntosh PPAs to be effective through May 31, 2020. Contract capacity and associated energy from McIntosh are sold as blocks, each rated at from 550 to 685 MW. The contract capacity equals the projected annual average capacity. Capacity pricing varies by month with 70 percent of the annual capacity payment occurring during June-September and 30 percent occurring in the months remaining. Additional capacity payments are available for contract availability above 96.0 percent. Southern Power has indicated that it would provide energy from alternate resources in order to receive the maximum capacity payment under the McIntosh PPAs. We have assumed the contract availability is equal to 99.0 percent based upon the purchase of replacement energy from the market, resulting in an increase in capacity payments of 4.0 percent. Start-up charges are paid for starts in excess of 150 starts per year and are indexed to the 2001 CPI. We have assumed that the CPI will increase at 2.6 percent from January 1, 2003. Variable O&M payments are also indexed to the 2001 CPI.

                  THE STANTON FACILITY

                  Under the terms of the Stanton PPAs, 52 percent of the Stanton Facility's generation is allocated to OUC, 6.5 percent of the generation is allocated to KUA, and the remaining 6.5 percent is allocated to FMPA. Sale of power under the Stanton PPAs commences upon commercial operation of the Stanton Facility. For the purposes of the Projected Operating Results, we have assumed that the Stanton PPAs will have an effective date of October 1, 2003 and will expire on October 31, 2013. Each of the agreements has similar terms and conditions. Southern Company Florida will receive capacity, energy and start payments. OUC is the fuel agent and is responsible for the delivery of fuel. The power purchasers will be obligated for the payment of fuel used to produce energy.

                  OUC, KUA, and FMPA shall have the irrevocable right to jointly reduce the total of their combined capacity nominations beginning with the sixth contract year and ending with the tenth contract year. OUC, KUA, and FMPA can reduce their nominations in 25 MW blocks; however, no reduction can total more than 50 MW in any given year and 200 MW in the aggregate. The decrease in capacity nominations will be effective through the initial term and any subsequent extensions. For the purposes of the Projected Operating Results, we have assumed that OUC, KUA, and FMPA will not elect to reduce their capacity nominations.

                  The capacity payment during each month of the operating period shall be an amount equal to the product of the purchasers' annual capacity nomination multiplied by the annual capacity charge. The Stanton Facility will also be entitled to an availability incentive payment of 3 percent of the peak period capacity payments for a contract availability in excess of 99 percent and
1.5 percent of the off-peak capacity payments for an off-peak contract availability in excess of 99 percent. The Stanton Facility will also be penalized by 2 percent of the peak period capacity payments for a peak contract availability of 95 percent and an additional 1 percent for each percentage of contract availability less than 95 percent. The off-peak contract availability penalty is 1 percent of the off-peak capacity payments for an off-peak contract availability of 95 percent and an additional 0.5 percent for each percentage of off-peak contract availability less than 95 percent. For the purpose of the Projected Operating Results, we assumed an annual, peak, and off-peak contract availability of 99.01 percent, based upon the purchase of replacement energy from the market, resulting in additional capacity payments of 2.375 percent. The capacity payment will increase or decrease by $0.42 per kW-year for every $350,000 increase or decrease in "BOP Capital Cost Range" or "Fixed Amount" as referenced in the Stanton Ownership Agreement. For the purposes of the Projected Operating Results, we have assumed that there will be no increase or decrease in the BOP Capital Cost Range and Fixed Amount.

                  The variable energy charge will consist of three components:
(1) a variable O&M charge; (2) an hourly variable O&M charge while firing natural gas based on the annual capacity factor; and (3) an hourly variable O&M charge while firing No. 2 oil of three times the corresponding rate while firing natural gas. The annual capacity factor is defined as the annual scheduled hours divided by the period hours minus the outage hours. Outage hours include both the 58 hours of allowable scheduled maintenance and the total hours of forced outages. Each component is indexed to the CPI for January 1, 2003, and contractually escalated each January 1 at the rate of change in the CPI. For the purposes of the Projected Operating Results, we have assumed that the rate of change in the CPI will be 2.6 percent per year. The Stanton Facility will receive the applicable variable O&M components and cost of fuel for any energy delivered from an alternate resource.

                  The Stanton Facility will also receive a start charge for each unit start over 65 starts. The start charges are indexed to the CPI for January 1, 2003 and contractually escalated each January 1 at the rate of change in the CPI. For the purposes of the Projected Operating Results, we have assumed that the rate of change in the CPI will be 2.6 percent per year.

                  THE WANSLEY FACILITY

                  The Wansley PPAs include provisions for selling capacity and associated energy generated by the Wansley Facility to Georgia Power and Savannah Electric. Under the terms of the Wansley PPAs, energy sales terminate December 31, 2009. Contract capacity and associated energy from Wansley are sold as blocks, each rated at 561.5 MW. The contract capacity equals the projected annual average capacity. Capacity pricing varies by month with 60 percent of the annual capacity payment occurring during June through September and 40 percent occurring in the months remaining. Capacity pricing includes a capacity charge, a fixed O&M charge and a transmission interconnection charge. Additional capacity payments are available for contract availability above 96.6 percent. Southern Power has indicated that it would provide energy from alternate resources in order to receive the maximum capacity payment under the Wansley PPAs. We have assumed the contract availability is equal to 99.5 percent based upon the purchase of replacement energy from the market, resulting in an increase in capacity payments of 3.5 percent. Start-up charges are paid for starts in excess of 50 starts per year indexed to the 1999 GDP-IPD. We have assumed that the GDP-IPD will increase at 2.6 percent from 2003. Variable O&M payments are also indexed to the 1999 GDP-IPD.

                  OTHER REVENUES FROM ELECTRICITY SALES

                  Southern Power has assumed that a portion of the capacity and associated energy from Franklin 1, Franklin 2, and Harris 2 will be sold into the market before initiation of their respective PPAs. In addition, capacity of the Dahlberg Facility above the requirements of the LEM PPAs is assumed to be sold into the market. Market prices have been estimated by PA Consulting in 2001 dollars and have been adjusted for inflation. For the purposes of the Projected Operating Results, the general inflation rate has been assumed to be 2.6 percent per year. PA Consulting also provided monthly dispatch hours for each of these facilities during this period.

                  After the expiration of the PPAs, Southern Power intends on entering into long-term power purchase agreements representing at least 80 percent of its cash flow at prices reflective of then-current market rates. For the purposes of the Projected Operating Results, we have utilized a projection of market prices prepared by PA Consulting as an estimate of those contract rates. Market prices include separate charges for capacity and electricity sold into the SERC and FRCC markets, as estimated by PA Consulting. PA Consulting also provided monthly dispatch hours for each of the Generating Facilities.

ANNUAL OPERATING EXPENSES

         FUEL COSTS

                  Substantially all of the commodity component of the fuel costs associated with the terms of the respective PPAs are the obligation of the buyer of the energy and have not been included in the Projected Operating Results as expenses to Southern Power. Commodity fuel costs are incurred during periods of market sales, either before the PPAs begin, after they expire, or at times when annual average capacity is greater or less than contract capacity. Commodity fuel cost projections have been estimated by PA Consulting based upon the appropriate annual average heat rate for each unit, or group of units, for the respective Generating Facility. For the purposes of the Projected Operating Results, we have assumed fuel prices equal to the projections prepared by PA Consulting in 2001 dollars and adjusted for inflation at the assumed rate of 2.6 percent per year.

                  Non-commodity fuel charges, related to transportation and storage, are the obligation of the buyer of the energy during the term of the PPAs. These costs are incurred by Southern Power after the expiration of the PPAs. These charges have been estimated by Southern Power, as derived from their fuel plans for the Franklin, Harris, McIntosh, and Wansley Facilities.

         OPERATING AND MAINTENANCE COSTS

                  For the purposes of developing the Projected Operating Results, operating and maintenance expenses for the Generating Facilities have been estimated by Southern Power. These estimates include annual costs for payroll, materials and supplies, outside services, including contractors, and variable operating and maintenance expenses. All operation and maintenance expenses have been provided in 2003 dollars and have been assumed to escalate at the general rate of inflation. PA Consulting has projected that the Generating Facilities will operate in the full-pressure mode with power augmentation over the course of the year, resulting in additional water costs.

                  Major maintenance expenses were estimated by Southern Power and include major maintenance, "recurring" capital expenditures, and LTSA charges. These expenses vary annually and have been assumed to escalate with the rate of inflation. Under the terms of the LTSAs, the cost of maintenance of the Generating Facilities increases if the Generating Facilities are operated in certain types of steam injection modes. The full-pressure mode with power augmentation assumed by Southern Power is not classified by GEI as a type of steam injection that would result in increased maintenance compared to base-load operation. As such, we have assumed no impact on the LTSA charges due the assumed mode of operation projected by PA Consulting.

                  We have reviewed the combined projection of operating and maintenance expenses and major maintenance costs in comparison to the costs of similar plants with which we are familiar. Based on our review, we are of the opinion that Southern Power's estimates of the costs of operating and maintaining the Generating Facilities, including provision for major maintenance, are within the range of the costs of similar plants with which we are familiar.

         PURCHASED POWER

                  In order to maximize the capacity payments under the PPAs, Southern Power has indicated that it will provide replacement energy from alternate resources. We have assumed the replacement energy will be purchased from the market. Purchased power has been assumed to be available at market prices estimated by PA Consulting.

         EMISSIONS ALLOWANCES

                  Southern Power has acquired or has been allocated the SO2 and NOX allowances associated with the Generating Facilities. We have included the cost of allowances as an additional operating expense for the Generating

Facilities. In the event that excess allowances are available for sale, we have assumed that Southern Power will sell the allowances at market prices. The deficit or excess of allowances has been estimated based on the assumed emission rates as estimated by Southern Power, the capacity factors projected by PA Consulting, and the allocated SO2 and NOX allowances. In the event of a shortfall during the term of any of the various PPAs, the emissions allowance expense would be the contractual obligation of the buyer of the electricity, but excess allowances could be sold by Southern Power. For the purpose of the Projected Operating Results, we have assumed market NOX emissions allowance prices of $2,000 per ton in 2004, $1,700 per ton in 2005, and escalating thereafter at the assumed rate of inflation. We have assumed market SO2 emissions allowance prices of $150 per ton in 2003, escalating thereafter at the assumed rate of inflation.

         GENERAL AND ADMINISTRATIVE AND OTHER EXPENSES

                  Southern Power has estimated certain general and administrative costs which have been included in the Projected Operating Results. These costs include, among other things, support services such as power marketing, computer systems and services, human resources, and accounting. These expenses have been assumed to increase at the general rate of inflation. In addition, Southern Power has estimated other expenses, which have also been included in the Projected Operating Results. Property taxes and insurance costs have been estimated by Southern Power for 2003 and have been assumed to escalate at the rate of inflation.

ANNUAL INTEREST

                  [Redacted]

INTEREST COVERAGE

                  Interest coverage has been calculated as the cash available for debt service during the calendar year divided by interest on the Debt due on July 15 of that calendar year and January 15 of the next calendar year. On the basis of our studies and analyses of the Generating Facilities and the assumptions set forth in this Report, we are of the opinion that, for the Base Case Projected Operating Results, the projected revenues from the sale of electricity are adequate to pay annual operating and maintenance expenses (including major maintenance), fuel expense, and other operating expenses. [Redacted] There is insufficient cash available after the payment of interest to repay the entire principal due on the Debt upon maturity. Southern Power has assumed that the Debt will be refinanced upon maturity. [Redacted]

SENSITIVITY ANALYSES

                  Due to the uncertainties necessarily inherent in relying on assumptions and projections, it should be anticipated that certain circumstances and events may differ from those assumed and described herein and that such will affect the results of our Base Case Projected Operating Results for the Generating Facilities. In order to demonstrate the impact of certain circumstances on the Base Case Projected Operating Results, certain sensitivity analyses have been developed. It should be noted that other examples could have been considered and those presented are not intended to reflect the full extent of possible impacts on the Generating Facilities. The sensitivities are not presented in any particular order with regard to the likelihood of any case actually occurring. In addition, no assurance can be given that all relevant sensitivities have been presented, that the level of each sensitivity is the appropriate level for testing purposes, or that only one (rather than a combination of more than one) of such variations or sensitivities could impact the Generating Facilities in the future.

                  These sensitivity analyses present the Projected Operating Results assuming, respectively, that: (a) the market prices, energy sales, and fuel prices are reduced according to the "Low Gas Price" scenario prepared by PA Consulting; (b) the market prices, energy sales, and fuel prices are increased according to the "High Gas Price" scenario prepared by PA Consulting; (c) the market prices, energy sales, and fuel prices are reduced according to the "Capacity Overbuild" case prepared by PA Consulting; (d) the output of the Generating Facilities is reduced by 5 percent; (e) the availability of the Generating Facilities is reduced by 5 percentage points; (f) the heat rates of the Generating Facilities are 5 percent higher than that assumed in the Base Case; and (g) the non-fuel related operating expenses of the Generating Facilities are 10 percent higher than that assumed in the Base Case. The sensitivity analyses are presented as Exhibits A-2 through A-8 to this Report. For the purposes of sensitivity cases (a), (b) and (c), PA Consulting has prepared additional projections of dispatch and market prices. Based on discussions with PA Consulting, market sales and market prices have been assumed to be the same as the Base Case for the purposes of sensitivity cases (d), (e), (f) and (g).

SUMMARY COMPARISON OF PROJECTED OPERATING RESULTS

                  A summary of the interest coverages for the Base Case Projected Operating Results and each sensitivity case is presented in Table 8.

                                     TABLE 8
                         PROJECTED INTEREST COVERAGE (1)

                        BASE CASE                                        SENSITIVITY CASES
                                            A              B                C           D            E            F           G
                                      ------------    ------------     ------------  -------   ------------   ---------   ---------
                                                                        CAPACITY
           YEAR                          LOW GAS        HIGH GAS        OVERBUILD                                         INCREASED
          ENDING                      MARKET PRICE    MARKET PRICE     MARKET PRICE  REDUCED      REDUCED     INCREASED   OPERATING
          DEC 31,                       SCENARIO        SCENARIO        SCENARIO     OUTPUT    AVAILABILITY   HEAT RATE    EXPENSES
        ---------                     ------------    ------------     ------------  -------   ------------   ---------   ---------
           2003(2)        3.76            3.74            3.76            3.76        3.55          3.63        3.46         3.63
           2004           4.29            4.21            4.32            4.29        4.07          4.18        4.02         4.17
           2005           4.25            4.13            4.34            4.30        4.02          4.12        3.96         4.13
           2006           4.00            3.76            4.14            4.02        3.79          3.86        3.71         3.88
           2007           3.81            3.46            3.98            3.82        3.59          3.64        3.51         3.68
           2013           4.70            4.60            4.63            4.59        4.40          4.57        4.39         4.55
           2018           4.65            4.79            4.47            4.71        4.36          4.56        4.40         4.52
           2023           4.65            4.95            4.78            4.69        4.31          4.57        4.43         4.50

        Minimum(3)        3.76            3.46            3.76            3.76        3.55          3.63        3.46         3.63
        Average(4)        4.22            4.05            4.28            4.18        3.97          4.08        3.92         4.09

---------------
(1) Interest coverages assume the refinancing of the Debt upon maturity at the same principal amounts and respective interest rates, as estimated by the Representatives of the Initial Purchasers.

(2)      Represents partial year beginning July 1.

(3)      [Redacted]

(4)      [Redacted]

                    PRINCIPAL CONSIDERATIONS AND ASSUMPTIONS
                   USED IN THE PROJECTION OF OPERATING RESULTS

                  In the preparation of this Report and the opinions that follow, we have made certain assumptions with respect to conditions which may exist or events which may occur in the future. While we believe these assumptions to be reasonable for the purpose of this Report, they are dependent upon future events, and actual conditions may differ from those assumed. In addition, we have used and relied upon certain information provided to us by sources which we believe to be reliable. While we believe the use of such information and assumptions to be reasonable for the purposes of our Report, we offer no other assurances thereto and some assumptions may vary significantly due to unanticipated events and circumstances. To the extent that actual future conditions differ from those assumed herein or provided to us by others, the actual results will vary from those projected herein. This Report summarizes our work up to the date of the Report. Thus, changed conditions occurring or becoming known after such date could affect the material presented to the extent of such changes.

                  The principal considerations and assumptions made by us in developing the Base Case Projected Operating Results and the principal information provided to us by others include the following:

                  1. As Independent Engineer, we have made no determination as to the validity and enforceability of any contract, agreement, rule, or regulation applicable to the Generating Facilities and their operations. However, for purposes of this Report, we have assumed that all such contracts, agreements, rules, and regulations will be fully enforceable in accordance with their terms and that all parties will comply with the provisions of their respective agreements.

                  2. Our review of the design of the Generating Facilities was based on information developed by SCS and Southern Power and provided by Southern Power.

                  3. Southern Power, SCS, Georgia Power, Alabama Power, and Savannah Electric and the operators will maintain the Generating Facilities in accordance with good engineering practice, will perform all required major maintenance in a timely manner, and will not operate the equipment to cause it to exceed the equipment manufacturers' recommended maximum ratings.

                  4. Southern Power, SCS, Georgia Power, Alabama Power, and Savannah Electric will employ qualified and competent personnel and will generally operate the Generating Facilities in a sound and businesslike manner.

                  5. Inspections, overhauls, repairs and modifications are planned for and conducted in accordance with manufacturers' recommendations, and with special regard for the need to monitor certain operating parameters to identify early signs of potential problems.

                  6. All licenses, permits and approvals, and permit modifications necessary to operate the Generating Facilities have been, or will be, obtained on a timely basis and any changes in required licenses, or permits and approvals will not require reduced operation of, or increased costs to, the Generating Facilities.

                  7. The McIntosh PPAs will be approved by the FERC in a timely manner.

                  8. The CPI, GDP-IPD, general inflation and all inflation-related indices will increase at a rate of 2.6 percent per year based on a March 10, 2003 projection prepared by Blue Chip Economic Indicators.

                  9. The actual performance of the Generating Facilities in each year will be equal to the long-term average estimates included in the Projected Operating Results.

                  10. The Generating Facilities will sell the quantities of electricity pursuant to the PPAs as projected by PA Consulting, at prices determined in accordance with the relevant PPAs. After the term of the PPAs, Southern Power will enter into long-term power purchase agreements at prices equivalent to the market electricity prices projected by PA Consulting in 2001 dollars and adjusted for assumed inflation and will sell the quantities of electricity as projected by PA Consulting.

                  11. The Franklin Facility will earn the revenue from contract sales to third parties in 2003 as reported by Southern Power.

                  12. Certain of the Generating Facilities will achieve contract availabilities under their respective PPAs sufficient to receive the maximum capacity payments by purchasing additional energy from the market at prices estimated by PA Consulting.

                  13. Except for during the term of the PPAs when the energy purchaser is responsible for the cost of fuel, the cost of fuel will be as projected by PA Consulting.

                  14. Southern Power will operate the Generating Facilities at the load levels projected by PA Consulting, resulting in the annual average heat rates assumed in the Projected Operating Results, resulting in no additional fuel cost under the PPAs.

                  15. The non-fuel operating and maintenance expenses, including the cost of major maintenance, will be consistent with the projection provided by Southern Power in 2003 dollars, and will increase at the assumed change in the general inflation rate, except for a portion of the administrative and general expenses.

                  16. The assumed quantity of emissions allowances will be allocated to Southern Power through the term of the Debt. The price of NOX emissions allowances will be $2,000 per ton in 2004, $1,700 per ton in 2005, and will escalate thereafter at the assumed rate of inflation. The price of SO2 emissions allowances will be $150 per ton in 2003 and will escalate thereafter at the assumed rate of inflation.

                  17. There will be no additional capital improvements to the Generating Facilities other than those assumed in the Projected Operating Results.

                  18.      [Redacted]

                                   CONCLUSIONS

                  Set forth below are the principal opinions we have reached after our review of the Generating Facilities. For a complete understanding of the estimates, assumptions, and calculations upon which these opinions are based, the Report should be read in its entirety. On the basis of our review and analyses of the Generating Facilities and the assumptions set forth in this Report, we are of the opinion that:

                  1. Provided Southern Power takes into account the recommendations in the geotechnical reports by Southern Geotech, the sites for the Generating Facilities are suitable for the construction and operation of the Generating Facilities.

                  2. Based on GE's previously demonstrated capability to address issues similar to those related to the Frame 7FA described herein, the power generation technologies proposed for the Generating Facilities are sound, proven methods of energy recovery. If constructed, operated and maintained as proposed by Southern Power, the Generating Facilities should be capable of meeting the requirements of the PPAs and the currently applicable environmental permit requirements. Furthermore, all off-site requirements of the Generating Facilities have been adequately provided for, including fuel supply, water supply, wastewater disposal, and electrical interconnection.

                  3. The proposed method of design, construction, operation, and maintenance of the Generating Facilities has been developed in accordance with generally accepted industry practice and has taken into consideration the current environmental, license and permit requirements that the Generating Facilities must meet.

                  4. Based on our review and provided that: (a) the units are operated and maintained by the operators in accordance with the policies and procedures as presented by Southern Power, (b) all required renewals and replacements are made on a timely basis as the units age, and (c) gas and oil burned by the units are within the expected range with respect to quantity and quality, the Generating Facilities should have useful lives of at least 20 years.

                  5. The performance guarantees proposed for the Generating Facilities under construction, if all the equipment contract guarantees are considered in their entirety, are similar to the performance tests of turnkey projects with which we are familiar.

                  6. Through the experience of Southern Power, Alabama Power, Georgia Power, Savannah Electric or other Southern Company subsidiaries, SCS has demonstrated the capability to operate the Generating Facilities. The operating programs and procedures which are proposed or currently in place for the Generating Facilities are consistent with generally accepted practices in the industry, and SCS has incorporated organizational structures that are comparable to other facilities using similar technologies for a similar service.

                  7. The Generating Facilities should be capable of achieving the annual average output in full-pressure mode with power augmentation and the average annual net plant heat rates assumed in the Projected Operating Results.

                  8. The Generating Facilities should be capable of achieving the required average annual contract availabilities under the PPAs ranging from 96.5 to 97 percent, which exclude scheduled maintenance and allow Southern Power to replace the undelivered energy from another resource, and should also be capable of achieving an average annual availability of 92 percent, which includes provision for forced and scheduled maintenance.

                  9. Based on our Phase I environmental site assessment for the McIntosh Facility, we did not identify any environmental concerns related to site contamination issues. Because no updated ESAs of previous or recent environmental investigations regarding the potential for site contamination issues at the sites of the other Generating Facilities have been provided for our review, we can offer no opinion with respect to potential site contamination issues at the sites of the Dahlberg, Franklin, Harris, Stanton, and Wansley Facilities, if any, or the potential for future remediation.

                  10. Southern Power has identified the major permits and approvals necessary for the construction and operation of the Generating Facilities. While all of the required permits and approvals have not yet been obtained, we did not identify any technical or engineering circumstance that would prevent the issuance of the remaining permits and approvals. We note that the modification of the NPDES Permit and the Surface Water Withdrawal Permit of the adjacent steam plant to accommodate the McIntosh Facility have not yet been issued and are under review by the Georgia Environmental Protection Division. As such, we have not reviewed the conditions to be set forth in the permits.

                  11. Southern Power's estimates of the costs of operating and maintaining the Generating Facilities, including provision for major maintenance, are within the range of the costs of similar plants with which we are familiar.

                  12. For the Base Case Projected Operating Results, the projected revenues from the sale of electricity are adequate to pay annual operating and maintenance expenses (including major maintenance), fuel expense, and other operating expenses. [Redacted] There is insufficient cash available after the payment of interest to repay the entire principal due on the Debt upon maturity. Southern Power has assumed that the Debt will be refinanced upon maturity. [Redacted]



                                       Respectfully submitted,

                                       R. W. BECK, INC.

                                    EXHIBITS

EXHIBIT A-1       BASE CASE PROJECTED OPERATING RESULTS

                                   EXHIBIT A-1
                     SOUTHERN POWER COMPANY, INC. FACILITIES
                           PROJECTED OPERATING RESULTS
                                    BASE CASE

Year Ending December 31,                        2003(1)        2004           2005        2006         2007         2008
                                               --------      --------       -------      -------      -------      -------
CONSOLIDATED

PERFORMANCE

     Annual Average Capacity (MW)(2)              4,612         4,612         5,802        5,802        5,802        5,802
     Average Capacity Factor (%)(3)                31.3%         29.5%         31.7%        39.1%        43.8%        44.9%

     Contract Energy Sales (GWh)(4)               5,943        11,442        16,544       20,333       22,763       23,315
     Other Energy Sales (GWh)(4)                  1,116           765             0            9           38           73
                                               --------      --------       -------      -------      -------      -------
     Total Energy Sales (GWh)                     7,059        12,207        16,544       20,342       22,800       23,388

     Fuel Consumption (BBtu)                     48,697        92,948       124,247      152,609      168,579      172,934
     Average Net Heat Rate (Btu/kWh)(5)           7,710         7,788         7,715        7,685        7,572        7,572

     SO(2) Allowances Purchased (Tons)(6)            24            47            62           77           83           86
     NO(X) Allowances Purchased (Tons)(7)             0           (70)          165          229          292          314

COMMODITY PRICES

     General Inflation (%)(8)                      2.60          2.60          2.60         2.60         2.60         2.60
     Contract Electricity Price ($/MWh)(9)     $  34.44         34.72         29.42        26.55        23.42        23.20
     Other Capacity Price ($/MWh)(10)          $  16.91         18.52         16.99        17.18        16.83        19.29
     Other Energy Price ($/MWh)(10)            $  52.82         48.71          0.00        67.31        68.32        65.64
     Fuel Price ($/MMBtu)(11)                  $   5.40          4.96          0.00         3.76         3.58         3.69
     SO(2) Allowances ($/Ton)(12)              $    150           154           158          162          166          171
     NO(X) Allowances ($/Ton)(13)              $      0         2,000         1,700        1,744        1,790        1,836

OPERATING REVENUES ($000)

     Contract Electricity Revenues
        Dahlberg                               $ 16,645        34,138             0            0            0            0
        Franklin (14)                          $ 85,818       109,905       116,396      120,196      122,832      124,145
        Harris (14)                            $ 36,235       115,862       142,441      146,622      144,089      144,558
        McIntosh                               $      0             0        87,301      130,323      123,410      127,323
        Stanton                                $ 10,374        45,040        44,420       45,276       45,484       45,836
        Wansley                                $ 55,624        92,339        96,116       97,366       97,269       99,010
     Other Electricity Revenues
        Dahlberg                               $  2,223         4,429        13,540       14,271       15,987       20,192
        Franklin (14)                          $  3,222        12,310             0            0            0            0
        Harris                                 $ 62,689        29,934             0            0            0            0
        McIntosh                               $      0             0             0            0            0            0
        Stanton                                $      0             0             0            0            0            0
        Wansley                                $      0             0             0            0            0            0
                                               --------      --------       -------      -------      -------      -------

      Total Operating Revenues                 $272,830       443,957       500,214      554,054      549,071      561,064

OPERATING EXPENSES ($000)

     Fuel
        Dahlberg                               $     38             0             0          429        1,753        3,520
        Franklin                               $  1,318         8,423             0            0            0            0
        Harris                                 $ 45,315        21,309             0            0            0            0
        McIntosh                               $      0             0             0            0            0            0
        Stanton                                $      0             0             0            0            0            0
        Wansley                                $      0             0             0            0            0            0
     Purchased Power (15)                      $ 43,081        13,258        20,974       22,153       24,224       25,754
     Operations & Maintenance (16)             $ 33,111        60,848        77,843       92,168      102,824      108,667
     Administration and General (17)           $ 12,729        26,966        29,734       31,921       32,391       32,873
                                               --------      --------       -------      -------      -------      -------

      Total Operating Expenses                 $135,592       130,804       128,551      146,671      161,192      170,814

NET OPERATING REVENUES ($000)                  $137,238       313,154       371,663      407,383      387,879      390,250

ANNUAL INTEREST($000)(18)                      $ 36,531        73,063        87,463      101,863      101,863      101,863

ANNUAL INTEREST COVERAGE (19)                      3.76          4.29          4.25         4.00         3.81         3.83
2003-15 AVG INTEREST COVERAGE (20)                 4.22

Year Ending December 31,                        2009         2010          2011           2012            2013
                                               -------      -------      ---------      ---------      ---------
CONSOLIDATED

PERFORMANCE

     Annual Average Capacity (MW)(2)             5,802        5,802          5,802          5,802          5,802
     Average Capacity Factor (%)(3)               43.6%        41.2%          42.3%          40.0%          36.5%

     Contract Energy Sales (GWh)(4)             22,607       12,712         10,007          8,847          7,832
     Other Energy Sales (GWh)(4)                    86        8,491         11,721         11,674         10,804
                                               -------      -------      ---------      ---------      ---------
     Total Energy Sales (GWh)                   22,692       21,203         21,728         20,521         18,636

     Fuel Consumption (BBtu)                   167,909      159,487        162,653        154,397        141,954
     Average Net Heat Rate (Btu/kWh)(5)          7,575        7,615          7,557          7,596          7,660

     SO(2) Allowances Purchased (Tons)(6)           85           80             83             76             70
     NO(X) Allowances Purchased (Tons)(7)          290          257            274            253            213

COMMODITY PRICES

     General Inflation (%)(8)                     2.60         2.60           2.60           2.60           2.60
     Contract Electricity Price ($/MWh)(9)       23.70        27.06          27.44          28.12          32.21
     Other Capacity Price ($/MWh)(10)            36.69        46.49          58.16          62.97          67.71
     Other Energy Price ($/MWh)(10)              67.93        45.84          47.51          49.19          50.06
     Fuel Price ($/MMBtu)(11)                     3.80         4.49           4.63           4.80           5.00
     SO(2) Allowances ($/Ton)(12)                  175          180            184            189            194
     NO(X) Allowances ($/Ton)(13)                1,884        1,933          1,983          2,035          2,088

OPERATING REVENUES ($000)

     Contract Electricity Revenues
        Dahlberg                                     0            0              0              0              0
        Franklin (14)                          124,376       82,134         25,853              0              0
        Harris (14)                            144,040       89,115         74,485         74,217         74,430
        McIntosh                               121,774      126,117        127,802        127,964        138,295
        Stanton                                 46,076       46,560         46,476         46,609         39,515
        Wansley                                 99,498            0              0              0              0
     Other Electricity Revenues
        Dahlberg                                35,052       40,321         53,484         55,407         56,286
        Franklin (14)                                0       81,488        225,938        271,958        260,111
        Harris                                       0      104,379        167,795        164,181        167,052
        McIntosh                                     0            0              0              0              0
        Stanton                                      0            0              0              0          9,790
        Wansley                                      0      287,063        309,602        311,136        295,566
                                               -------      -------      ---------      ---------      ---------

      Total Operating Revenues                 570,816      857,177      1,031,435      1,051,472      1,041,045

OPERATING EXPENSES ($000)

     Fuel
        Dahlberg                                 4,242        2,569          5,267          3,711          1,718
        Franklin                                     0       46,993        123,819        146,873        138,743
        Harris                                       0       62,530         97,649         94,037         96,545
        McIntosh                                     0            0              0              0              0
        Stanton                                      0            0              0              0          5,867
        Wansley                                      0      176,261        182,099        180,998        169,780
        Purchased Power (15)                    25,204       13,054         10,511         10,282          5,270
        Operations & Maintenance (16)          110,018      108,282        114,767        114,695        109,371
        Administration and General (17)         33,364       33,872         34,386         34,924         35,465
                                               -------      -------      ---------      ---------      ---------

      Total Operating Expenses                 172,828      443,562        568,499        585,520        562,759

NET OPERATING REVENUES ($000)                  397,987      413,615        462,936        465,952        478,286

ANNUAL INTEREST($000)(18)                      101,863      101,863        101,863        101,863        101,863

ANNUAL INTEREST COVERAGE (19)                     3.91         4.06           4.54           4.57           4.70
2003-15 AVG INTEREST COVERAGE (20)

                                   EXHIBIT A-1
                     SOUTHERN POWER COMPANY, INC. FACILITIES
                           PROJECTED OPERATING RESULTS
                                    BASE CASE

Year Ending December 31,                          2014            2015          2016            2017           2018
                                               ----------      ---------      ---------      ---------      ---------
CONSOLIDATED

PERFORMANCE

     Annual Average Capacity (MW)(2)                5,802          5,802          5,802          5,802          5,802
     Average Capacity Factor (%)(3)                  33.1%          31.3%          28.5%          26.3%          24.5%

     Contract Energy Sales (GWh)(4)                 6,352          6,051          5,629          5,115          4,738
     Other Energy Sales (GWh)(4)                   10,550          9,968          8,937          8,339          7,786
                                               ----------      ---------      ---------      ---------      ---------
     Total Energy Sales (GWh)                      16,901         16,020         14,567         13,453         12,524

     Fuel Consumption (BBtu)                      130,059        123,431        113,265        105,067         98,368
     Average Net Heat Rate (Btu/kWh)(5)             7,740          7,750          7,822          7,855          7,901

     SO2 Allowances Purchased (Tons)(6)                66             62             57             52             49
     NOX Allowances Purchased (Tons)(7)               174            143            102             81             68

COMMODITY PRICES

     General Inflation (%)(8)                        2.60           2.60           2.60           2.60           2.60
     Contract Electricity Price ($/MWh)(9)     $    34.12          35.99          39.32          43.28          46.20
     Other Capacity Price ($/MWh)(10)          $    67.83          71.68          74.42          76.04          79.21
     Other Energy Price ($/MWh)(10)            $    52.74          53.05          55.13          57.70          59.65
     Fuel Price ($/MMBtu)(11)                  $     5.34           5.53           5.79           6.03           6.21
     SO2 Allowances ($/Ton)(12)                $      199            204            209            215            220
     NOX Allowances ($/Ton)(13)                $    2,142          2,197          2,255          2,313          2,373

OPERATING REVENUES ($000)

     Contract Electricity Revenues
        Dahlberg                               $        0              0              0              0              0
        Franklin (14)                          $        0              0              0              0              0
        Harris (14)                            $   75,619         76,488         75,534         74,859         75,898
        McIntosh                               $  141,097        141,329        145,813        146,477        143,008
        Stanton                                $        0              0              0              0              0
        Wansley                                $        0              0              0              0              0
     Other Electricity Revenues
        Dahlberg                               $   55,353         56,856         58,471         59,764         62,426
        Franklin (14)                          $  250,895        236,471        229,122        221,854        222,225
        Harris                                 $  154,761        155,722        149,400        149,374        150,355
        McIntosh                               $        0              0              0              0              0
        Stanton                                $   85,586         86,686         88,008         88,055         87,464
        Wansley                                $  282,582        281,329        266,973        267,947        260,555
                                               ----------      ---------      ---------      ---------      ---------

      Total Operating Revenues                 $1,045,893      1,034,881      1,013,321      1,008,330      1,001,931

OPERATING EXPENSES ($000)

     Fuel
        Dahlberg                               $    1,229            291              0              0              0
        Franklin                               $  133,670        122,726        118,812        111,665        107,328
        Harris                                 $   87,889         90,309         85,446         85,355         83,464
        McIntosh                               $        0              0              0              0              0
        Stanton                                $   51,374         51,636         52,163         51,430         51,765
        Wansley                                $  162,611        162,635        149,621        146,902        140,054
     Purchased Power (15)                      $    5,040          4,895          4,646          4,447          4,285
     Operations & Maintenance (16)             $  105,991        109,381        103,618        102,295        102,455
     Administration and General (17)           $   36,022         36,601         37,186         37,792         38,416
                                               ----------      ---------      ---------      ---------      ---------

      Total Operating Expenses                 $  583,827        578,475        551,492        539,886        527,767

NET OPERATING REVENUES ($000)                  $  462,066        456,406        461,829        468,444        474,164

ANNUAL INTEREST($000)(18)                      $  101,863        101,863        101,863        101,863        101,863

ANNUAL INTEREST COVERAGE (19)                        4.54           4.48           4.53           4.60           4.65
2003-15 AVG INTEREST COVERAGE (20)                   4.22

Year Ending December 31,                           2019           2020           2021           2022           2023
                                                ---------      ---------      ---------      ---------      ---------
CONSOLIDATED

PERFORMANCE

     Annual Average Capacity (MW)(2)                5,802          5,802          5,802          5,802          5,802
     Average Capacity Factor (%)(3)                  22.8%          21.0%          20.2%          18.4%          18.4%

     Contract Energy Sales (GWh)(4)                 3,576            551              0              0              0
     Other Energy Sales (GWh)(4)                    8,061         10,107         10,274          9,375          9,375
                                                ---------      ---------      ---------      ---------      ---------
     Total Energy Sales (GWh)                      11,638         10,657         10,274          9,375          9,375

     Fuel Consumption (BBtu)                       92,010         84,797         82,221         75,165         75,165
     Average Net Heat Rate (Btu/kWh)(5)             7,928          7,957          8,003          8,018          8,018

     SO2 Allowances Purchased (Tons)(6)                46             43             42             38             38
     NOX Allowances Purchased (Tons)(7)                54             31             28             11             11

COMMODITY PRICES

     General Inflation (%)(8)                        2.60           2.60           2.60           2.60           2.60
     Contract Electricity Price ($/MWh)(9)          46.07          50.29           0.00           0.00           0.00
     Other Capacity Price ($/MWh)(10)               83.11          84.87          87.74          89.36          91.68
     Other Energy Price ($/MWh)(10)                 62.83          64.45          66.02          67.65          69.40
     Fuel Price ($/MMBtu)(11)                        6.44           6.69           6.85           7.10           7.26
     SO2 Allowances ($/Ton)(12)                       226            232            238            244            251
     NOX Allowances ($/Ton)(13)                     2,435          2,498          2,563          2,630          2,698

OPERATING REVENUES ($000)

     Contract Electricity Revenues
        Dahlberg                                        0              0              0              0              0
        Franklin (14)                                   0              0              0              0              0
        Harris (14)                                16,327              0              0              0              0
        McIntosh                                  148,445         27,698              0              0              0
        Stanton                                         0              0              0              0              0
        Wansley                                         0              0              0              0              0
        Other Electricity Revenues
        Dahlberg                                   65,796         67,299         69,661         70,940         72,784
        Franklin (14)                             219,581        208,898        213,547        197,972        203,119
        Harris                                    243,589        285,657        282,765        283,337        290,702
        McIntosh                                        0        217,143        279,817        259,961        266,720
        Stanton                                    85,084         86,687         84,437         85,808         88,039
        Wansley                                   260,275        257,924        257,133        254,567        261,186
                                                ---------      ---------      ---------      ---------      ---------

      Total Operating Revenues                  1,039,097      1,151,306      1,187,360      1,152,585      1,182,550

OPERATING EXPENSES ($000)

     Fuel
        Dahlberg                                        0              0              0              0              0
        Franklin                                   98,985         92,020         92,989         80,882         82,525
        Harris                                    129,387        149,382        146,630        145,457        148,754
        McIntosh                                        0        112,453        142,923        128,857        131,721
        Stanton                                    49,421         51,114         49,309         50,143         51,047
        Wansley                                   134,564        133,575        131,388        128,651        131,615
        Purchased Power (15)                        1,949              0              0              0              0
        Operations & Maintenance (16)             100,654        100,077        105,674        100,368        120,978
        Administration and General (17)            39,052         39,705         40,375         41,060         41,768
                                                ---------      ---------      ---------      ---------      ---------

      Total Operating Expenses                    554,013        678,326        709,288        675,417        708,407

NET OPERATING REVENUES ($000)                     485,084        472,980        478,072        477,168        474,143

ANNUAL INTEREST($000)(18)                         101,863        101,863        101,863        101,863        101,863

ANNUAL INTEREST COVERAGE (19)                        4.76           4.64           4.69           4.68           4.65
2003-15 AVG INTEREST COVERAGE (20)

                                   EXHIBIT A-1
                     SOUTHERN POWER COMPANY, INC. FACILITIES
                           PROJECTED OPERATING RESULTS
                                    BASE CASE

Year Ending December 31,                            2003(1)        2004        2005        2006        2007        2008
                                                   ---------      ------      ------      ------      ------      ------
DAHLBERG FACILITY

PERFORMANCE

     Average Annual Capacity (MW)(2)                     797         797         797         797         797         797
     Average Annual Contract Capacity (MW)(19)           578         578           0           0           0           0
     Average Annual Other Capacity (MW)(19)              239         239         797         797         797         797

     Capacity Factor (%)(3)                              0.2%        0.0%        0.0%        0.1%        0.5%        1.1%
     Energy Generation (GWh)                               7           0           0           9          38          73

     Contract Energy Sales (GWh)                           6           0           0           0           0           0
     Other Energy Sales (Purchases)(GWh)                   1           0           0           9          38          73

     Net Heat Rate (Btu/kWh)(5)                       12,733           0           0      13,253      13,020      13,016
     Contract Fuel Consumption (BBtu)                     77           0           0           0           0           0
     Other Fuel Consumption (BBtu)                         9           0           0         114         490         955

     SO2 Allowances Purchased (Tons)(6)                    0           0           0           0           0           0
     NOX Allowances Purchased (Tons)(7)                    0           0           0           1           6          11

COMMODITY PRICES

     General Inflation (%)(8)                           2.60        2.60        2.60        2.60        2.60        2.60
     Contract Electricity ($/MWh)                  $2,620.87        0.00        0.00        0.00        0.00        0.00
     Other Electricity
        Capacity ($/kW-yr)                         $    9.09       18.52       16.99       17.18       16.83       19.29
        Energy ($/MWh)                             $   70.32        0.00        0.00       67.31       68.32       65.64
     Fuel ($/MMBtu)(12)                            $    4.19        0.00        0.00        3.76        3.58        3.69
     SO2 Allowances ($/Ton)(13)                    $     150         154         158         162         166         171
     NOX Allowances ($/Ton)(14)                    $       0       2,000       1,700       1,744       1,790       1,836

OPERATING REVENUES ($000)

     Contract Electricity Revenues                 $  16,645      34,138           0           0           0           0
     Other Electricity Revenues
        Capacity Revenues                          $   2,173       4,429      13,540      13,692      13,416      15,376
        Energy Revenues                            $      50           0           0         579       2,571       4,816
                                                   ---------      ------      ------      ------      ------      ------

     Total Operating Revenues                      $  18,868      38,567      13,540      14,271      15,987      20,192

OPERATING EXPENSES ($000)(16)

     Fuel Costs                                    $      38           0           0         429       1,753       3,520
     Purchased Power                               $      22           0           0           0           0           0
     Operating and Maintenance                     $   5,141       2,715       2,786       3,215       4,531       6,207
     Administrative and General                    $   2,605       5,268       5,323       5,378       5,435       5,496
                                                   ---------      ------      ------      ------      ------      ------

     Total Operating Expenses                      $  11,939       8,754       8,899      10,105      13,778      18,535

NET OPERATING REVENUES ($000)                      $  11,062      30,584       5,431       5,249       4,268       4,969

Year Ending December 31,                              2009        2010        2011        2012        2013
                                                     ------      ------      ------      ------      ------
DAHLBERG FACILITY

PERFORMANCE

     Average Annual Capacity (MW)(2)                    797         797         797         797         797
     Average Annual Contract Capacity (MW)(19)            0           0           0           0           0
     Average Annual Other Capacity (MW)(19)             797         797         797         797         797

     Capacity Factor (%)(3)                             1.2%        0.7%        1.4%        1.0%        0.4%
     Energy Generation (GWh)                             86          50         100          69          31

     Contract Energy Sales (GWh)                          0           0           0           0           0
     Other Energy Sales (Purchases)(GWh)                 86          50         100          69          31

     Net Heat Rate (Btu/kWh)(5)                      13,063      13,115      13,070      12,991      13,042
     Contract Fuel Consumption (BBtu)                     0           0           0           0           0
     Other Fuel Consumption (BBtu)                    1,117         657       1,307         894         402

     SO2 Allowances Purchased (Tons)(6)                   1           0           1           0           0
     NOX Allowances Purchased (Tons)(7)                  13           8          15          11           5

COMMODITY PRICES

     General Inflation (%)(8)                          2.60        2.60        2.60        2.60        2.60
     Contract Electricity ($/MWh)                      0.00        0.00        0.00        0.00        0.00
     Other Electricity
        Capacity ($/kW-yr)                            36.69       46.49       58.16       62.97       67.51
        Energy ($/MWh)                                67.93       65.25       71.34       75.87       80.59
     Fuel ($/MMBtu)(12)                                3.80        3.91        4.03        4.15        4.28
     SO2 Allowances ($/Ton)(13)                         175         180         184         189         194
     NOX Allowances ($/Ton)(14)                       1,884       1,933       1,983       2,035       2,088

OPERATING REVENUES ($000)

     Contract Electricity Revenues                        0           0           0           0           0
     Other Electricity Revenues
        Capacity Revenues                            29,243      37,052      46,350      50,186      53,802
        Energy Revenues                               5,809       3,269       7,134       5,221       2,484
                                                     ------      ------      ------      ------      ------

     Total Operating Revenues                        35,052      40,321      53,484      55,407      56,286

OPERATING EXPENSES ($000)(16)

     Fuel Costs                                       4,242       2,569       5,267       3,711       1,718
     Purchased Power                                      0           0           0           0           0
     Operating and Maintenance                        6,917       5,468       7,957       8,451       4,948
     Administrative and General                       5,556       5,617       5,682       5,749       5,815
                                                     ------      ------      ------      ------      ------

     Total Operating Expenses                        20,534      16,316      23,442      23,197      14,613

NET OPERATING REVENUES ($000)                        18,337      26,667      34,578      37,496      43,805

                                   EXHIBIT A-1
                     SOUTHERN POWER COMPANY, INC. FACILITIES
                           PROJECTED OPERATING RESULTS
                                    BASE CASE

Year Ending December 31,                            2014         2015        2016        2017        2018        2019        2020
                                                   -------      ------      ------      ------      ------      ------      ------
DAHLBERG FACILITY

PERFORMANCE

     Average Annual Capacity (MW)(2)                   797         797         797         797         797         797         797
     Average Annual Contract Capacity (MW)(19)           0           0           0           0           0           0           0
     Average Annual Other Capacity (MW)(19)            797         797         797         797         797         797         797

     Capacity Factor (%)(3)                            0.3%        0.1%        0.0%        0.0%        0.0%        0.0%        0.0%
     Energy Generation (GWh)                            22           5           0           0           0           0           0

     Contract Energy Sales (GWh)                         0           0           0           0           0           0           0
     Other Energy Sales (Purchases)(GWh)                22           5           0           0           0           0           0

     Net Heat Rate (Btu/kWh)(5)                     12,761      12,754           0           0           0           0           0
     Contract Fuel Consumption (BBtu)                    0           0           0           0           0           0           0
     Other Fuel Consumption (BBtu)                     279          64           0           0           0           0           0

     SO2 Allowances Purchased (Tons)(6)                  0           0           0           0           0           0           0
     NOX Allowances Purchased (Tons)(7)                  3           1           0           0           0           0           0

COMMODITY PRICES

     General Inflation (%)(8)                         2.60        2.60        2.60        2.60        2.60        2.60        2.60
     Contract Electricity ($/MWh)                  $  0.00        0.00        0.00        0.00        0.00        0.00        0.00
     Other Electricity
        Capacity ($/kW-yr)                         $ 67.11       70.80       73.36       74.99       78.33       82.55       84.44
        Energy ($/MWh)                             $ 85.39       84.90        0.00        0.00        0.00        0.00        0.00
     Fuel ($/MMBtu)(12)                            $  4.40        4.53        0.00        0.00        0.00        0.00        0.00
     SO2 Allowances ($/Ton)(13)                    $   199         204         209         215         220         226         232
     NOX Allowances ($/Ton)(14)                    $ 2,142       2,197       2,255       2,313       2,373       2,435       2,498

OPERATING REVENUES ($000)

     Contract Electricity Revenues                 $     0           0           0           0           0           0           0
     Other Electricity Revenues
        Capacity Revenues                          $53,486      56,430      58,471      59,764      62,426      65,796      67,299
        Energy Revenues                            $ 1,867         426           0           0           0           0           0
                                                   -------      ------      ------      ------      ------      ------      ------

     Total Operating Revenues                      $55,353      56,856      58,471      59,764      62,426      65,796      67,299

OPERATING EXPENSES ($000)(16)

     Fuel Costs                                    $ 1,229         291           0           0           0           0           0
     Purchased Power                               $     0           0           0           0           0           0           0
     Operating and Maintenance                     $ 4,620       3,864       3,694       3,790       3,888       3,990       4,093
     Administrative and General                    $ 5,883       5,954       6,027       6,102       6,180       6,257       6,338
                                                   -------      ------      ------      ------      ------      ------      ------

     Total Operating Expenses                      $13,566      11,312      10,748      10,944      11,145      11,351      11,562

NET OPERATING REVENUES ($000)                      $43,621      46,747      48,750      49,872      52,358      55,549      56,868

Year Ending December 31,                               2021        2022        2023
                                                      ------      ------      ------
DAHLBERG FACILITY

PERFORMANCE

     Average Annual Capacity (MW)(2)                     797         797         797
     Average Annual Contract Capacity (MW)(19)             0           0           0
     Average Annual Other Capacity (MW)(19)              797         797         797

     Capacity Factor (%)(3)                              0.0%        0.0%        0.0%
     Energy Generation (GWh)                               0           0           0

     Contract Energy Sales (GWh)                           0           0           0
     Other Energy Sales (Purchases)(GWh)                   0           0           0

     Net Heat Rate (Btu/kWh)(5)                            0           0           0
     Contract Fuel Consumption (BBtu)                      0           0           0
     Other Fuel Consumption (BBtu)                         0           0           0

     SO2 Allowances Purchased (Tons)(6)                    0           0           0
     NOX Allowances Purchased (Tons)(7)                    0           0           0

COMMODITY PRICES

     General Inflation (%)(8)                           2.60        2.60        2.60
     Contract Electricity ($/MWh)                       0.00        0.00        0.00
     Other Electricity
        Capacity ($/kW-yr)                             87.40       89.01       91.32
        Energy ($/MWh)                                  0.00        0.00        0.00
     Fuel ($/MMBtu)(12)                                 0.00        0.00        0.00
     SO2 Allowances ($/Ton)(13)                          238         244         251
     NOX Allowances ($/Ton)(14)                        2,563       2,630       2,698

OPERATING REVENUES ($000)

     Contract Electricity Revenues                         0           0           0
     Other Electricity Revenues
        Capacity Revenues                             69,661      70,940      72,784
        Energy Revenues                                    0           0           0
                                                      ------      ------      ------

     Total Operating Revenues                         69,661      70,940      72,784

OPERATING EXPENSES ($000)(16)

     Fuel Costs                                            0           0           0
     Purchased Power                                       0           0           0
     Operating and Maintenance                         4,201       4,310       4,422
     Administrative and General                        6,420       6,503       6,592
                                                      ------      ------      ------

     Total Operating Expenses                         11,779      11,999      12,230

NET OPERATING REVENUES ($000)                         59,040      60,127      61,770

                                   EXHIBIT A-1
                     SOUTHERN POWER COMPANY, INC. FACILITIES
                           PROJECTED OPERATING RESULTS
                                    BASE CASE

Year Ending December 31,                       2003(1)        2004           2005           2006           2007           2008
                                               -------      --------       --------       --------       --------       --------
FRANKLIN FACILITY

PERFORMANCE

     Average Annual Capacity (MW)(2)             1,139         1,139          1,139          1,139          1,139          1,139
     Average Annual Contract Capacity (MW)         942         1,090          1,139          1,139          1,139          1,139
     Average Annual Other Capacity (MW)             99            82              0              0              0              0

     Capacity Factor (%)(3)                       35.3%         29.7%          32.2%          37.9%          45.6%          46.5%
     Energy Generation (GWh)                     1,761         2,965          3,217          3,781          4,552          4,644
     Contract Energy Sales (GWh)                 2,385         2,784          3,300          3,878          4,670          4,764
     Other Energy Sales (Purchases)(GWh)            29           216              0              0              0              0

     Net Heat Rate (Btu/kWh)(5)                  7,567         7,913          7,854          7,818          7,687          7,658
     Contract Fuel Consumption (BBtu)           13,102        21,767         25,270         29,556         34,993         35,565
     Other Fuel Consumption (BBtu)                 223         1,693              0              0              0              0

     SO2 Allowances Purchased (Tons)(6)              7            12             13             15             17             18
     NOX Allowances Purchased (Tons)(7)              0           (42)           (34)           (26)            (9)            (3)

COMMODITY PRICES

     General Inflation (%)(8)                     2.60          2.60           2.60           2.60           2.60           2.60
     Contract Electricity ($/MWh)              $ 35.99         39.48          35.27          30.99          26.30          26.06
     Other Electricity
        Capacity ($/kW-yr)                     $ 16.90         18.52           0.00           0.00           0.00           0.00
        Energy ($/MWh)                         $ 54.10         50.00           0.00           0.00           0.00           0.00
     Fuel ($/MMBtu)(12)                        $  4.48          4.19           0.00           0.00           0.00           0.00
     SO2 Allowances ($/Ton)(13)                $   150           154            158            162            166            171
     NOX Allowances ($/Ton)(14)                $     0         2,000          1,700          1,744          1,790          1,836

OPERATING REVENUES ($000)

     Contract Electricity Revenues             $85,818       109,905        116,396        120,196        122,832        124,145
     Other Electricity Revenues
        Capacity Revenues                      $ 1,670         1,525              0              0              0              0
        Energy Revenues                        $ 1,552        10,785              0              0              0              0
                                               -------      --------       --------       --------       --------       --------

     Total Operating Revenues                  $89,040       122,215        116,396        120,196        122,832        124,145

OPERATING EXPENSES ($000)(16)

     Fuel Costs                                $ 1,318         8,423              0              0              0              0
     Purchased Power                           $38,355         1,730          4,012          4,604          5,370          5,702
     Operating and Maintenance                 $ 8,504        16,067         17,370         19,327         21,986         22,872
     Administrative and General                $ 4,317         8,715          8,800          8,888          8,978          9,069
                                               -------      --------       --------       --------       --------       --------

     Total Operating Expenses                  $56,156        41,484         37,592         41,482         46,748         48,555

NET OPERATING REVENUES ($000)                  $36,547        87,280         86,214         87,377         86,498         86,502

Year Ending December 31,                             2009           2010           2011           2012           2013
                                                   --------       --------       --------       --------       --------
FRANKLIN FACILITY

PERFORMANCE

     Average Annual Capacity (MW)(2)                  1,139          1,139          1,139          1,139          1,139
     Average Annual Contract Capacity (MW)            1,139          1,139            598              0              0
     Average Annual Other Capacity (MW)                   0            542          1,139          1,139          1,139

     Capacity Factor (%)(3)                            44.1%          41.6%          41.1%          38.6%          34.6%
     Energy Generation (GWh)                          4,398          4,147          4,101          3,850          3,453
     Contract Energy Sales (GWh)                      4,511          2,910            715              0              0
     Other Energy Sales (Purchases)(GWh)                  0          1,294          3,385          3,850          3,453

     Net Heat Rate (Btu/kWh)(5)                       7,690          7,791          7,694          7,748          7,821
     Contract Fuel Consumption (BBtu)                33,820         22,131          5,485              0              0
     Other Fuel Consumption (BBtu)                        0         10,177         26,068         29,831         27,007

     SO2 Allowances Purchased (Tons)(6)                  17             16             16             15             14
     NOX Allowances Purchased (Tons)(7)                 (12)           (20)           (20)           (24)           (34)

COMMODITY PRICES

     General Inflation (%)(8)                          2.60           2.60           2.60           2.60           2.60
     Contract Electricity ($/MWh)                     27.57          28.23          36.14           0.00           0.00
     Other Electricity
        Capacity ($/kW-yr)                             0.00          31.77          48.49          62.97          67.51
        Energy ($/MWh)                                 0.00          49.66          50.42          52.00          53.05
     Fuel ($/MMBtu)(12)                                0.00           3.99           4.10           4.23           4.36
     SO2 Allowances ($/Ton)(13)                         175            180            184            189            194
     NOX Allowances ($/Ton)(14)                       1,884          1,933          1,983          2,035          2,088

OPERATING REVENUES ($000)

     Contract Electricity Revenues                  124,376         82,134         25,853              0              0
     Other Electricity Revenues
        Capacity Revenues                                 0         17,205         55,245         71,735         76,902
        Energy Revenues                                   0         64,283        170,693        200,223        183,209
                                                   --------       --------       --------       --------       --------

     Total Operating Revenues                       124,376        163,622        251,791        271,958        260,111

OPERATING EXPENSES ($000)(16)

     Fuel Costs                                           0         46,993        123,819        146,873        138,743
     Purchased Power                                  5,524          2,822              0              0              0
     Operating and Maintenance                       22,725         22,479         22,919         22,751         22,052
     Administrative and General                       9,164          9,260          9,358          9,461          9,565
                                                   --------       --------       --------       --------       --------

     Total Operating Expenses                        48,076         91,882        166,589        189,317        179,943

NET OPERATING REVENUES ($000)                        86,963         82,068         95,694         92,872         89,750

                                   EXHIBIT A-1
                     SOUTHERN POWER COMPANY, INC. FACILITIES
                           PROJECTED OPERATING RESULTS
                                    BASE CASE

Year Ending December 31,                         2014            2015           2016           2017           2018           2019
                                               ---------       --------       --------       --------       --------       --------
FRANKLIN FACILITY

PERFORMANCE

     Average Annual Capacity (MW)(2)               1,139          1,139          1,139          1,139          1,139          1,139
     Average Annual Contract Capacity (MW)             0              0              0              0              0              0
     Average Annual Other Capacity (MW)            1,139          1,139          1,139          1,139          1,139          1,139

     Capacity Factor (%)(3)                         31.9%          27.7%          25.3%          22.8%          21.4%          19.0%
     Energy Generation (GWh)                       3,181          2,760          2,520          2,270          2,134          1,899
     Contract Energy Sales (GWh)                       0              0              0              0              0              0
     Other Energy Sales (Purchases)(GWh)           3,181          2,760          2,520          2,270          2,134          1,899

     Net Heat Rate (Btu/kWh)(5)                    7,876          7,910          7,968          7,958          7,992          7,967
     Contract Fuel Consumption (BBtu)                  0              0              0              0              0              0
     Other Fuel Consumption (BBtu)                25,054         21,832         20,082         18,068         17,052         15,130

     SO2 Allowances Purchased (Tons)(6)               13             11             10              9              9              8
     NOX Allowances Purchased (Tons)(7)              (36)           (45)           (51)           (59)           (58)           (62)

COMMODITY PRICES

     General Inflation (%)(8)                       2.60           2.60           2.60           2.60           2.60           2.60
     Contract Electricity ($/MWh)              $    0.00           0.00           0.00           0.00           0.00           0.00
     Other Electricity
        Capacity ($/kW-yr)                     $   67.11          70.80          73.36          74.99          78.33          82.55
        Energy ($/MWh)                         $   54.84          56.46          57.75          60.09          62.33          66.10
     Fuel ($/MMBtu)(12)                        $    4.48           4.62           4.80           5.01           5.20           5.38
     SO2 Allowances ($/Ton)(13)                $     199            204            209            215            220            226
     NOX Allowances ($/Ton)(14)                $   2,142          2,197          2,255          2,313          2,373          2,435

OPERATING REVENUES ($000)

     Contract Electricity Revenues             $       0              0              0              0              0              0
     Other Electricity Revenues
        Capacity Revenues                      $  76,452         80,659         83,577         85,423         89,230         94,045
        Energy Revenues                        $ 174,443        155,812        145,545        136,431        132,995        125,536
                                               ---------       --------       --------       --------       --------       --------

     Total Operating Revenues                  $ 250,895        236,471        229,122        221,854        222,225        219,581

OPERATING EXPENSES ($000)(16)

     Fuel Costs                                $ 133,670        122,726        118,812        111,665        107,328         98,985
     Purchased Power                           $       0              0              0              0              0              0
     Operating and Maintenance                 $  21,769         21,204         21,366         20,868         20,886         20,329
     Administrative and General                $   9,672          9,782          9,894         10,008         10,128         10,249
                                               ---------       --------       --------       --------       --------       --------

     Total Operating Expenses                  $ 174,344        162,479        158,921        150,827        146,459        137,049

NET OPERATING REVENUES ($000)                  $  85,784         82,759         79,051         79,314         83,883         90,017

Year Ending December 31,                          2020           2021           2022           2023
                                                --------       --------       --------       --------
FRANKLIN FACILITY

PERFORMANCE

     Average Annual Capacity (MW)(2)               1,139          1,139          1,139          1,139
     Average Annual Contract Capacity (MW)             0              0              0              0
     Average Annual Other Capacity (MW)            1,139          1,139          1,139          1,139

     Capacity Factor (%)(3)                         16.5%          16.3%          13.3%          13.3%
     Energy Generation (GWh)                       1,651          1,631          1,330          1,330
     Contract Energy Sales (GWh)                       0              0              0              0
     Other Energy Sales (Purchases)(GWh)           1,651          1,631          1,330          1,330

     Net Heat Rate (Btu/kWh)(5)                    8,004          8,033          8,065          8,065
     Contract Fuel Consumption (BBtu)                  0              0              0              0
     Other Fuel Consumption (BBtu)                13,212         13,099         10,725         10,725

     SO2 Allowances Purchased (Tons)(6)                7              7              5              5
     NOX Allowances Purchased (Tons)(7)              (71)           (69)           (77)           (77)

COMMODITY PRICES

     General Inflation (%)(8)                       2.60           2.60           2.60           2.60
     Contract Electricity ($/MWh)                   0.00           0.00           0.00           0.00
     Other Electricity
        Capacity ($/kW-yr)                         84.44          87.40          89.01          91.32
        Energy ($/MWh)                             68.28          69.90          72.62          74.51
     Fuel ($/MMBtu)(12)                             5.63           5.75           5.89           6.05
     SO2 Allowances ($/Ton)(13)                      232            238            244            251
     NOX Allowances ($/Ton)(14)                    2,498          2,563          2,630          2,698

OPERATING REVENUES ($000)

     Contract Electricity Revenues                     0              0              0              0
     Other Electricity Revenues
        Capacity Revenues                         96,194         99,571        101,398        104,034
        Energy Revenues                          112,704        113,976         96,574         99,085
                                                --------       --------       --------       --------

     Total Operating Revenues                    208,898        213,547        197,972        203,119

OPERATING EXPENSES ($000)(16)

     Fuel Costs                                   92,020         92,989         80,882         82,525
     Purchased Power                                   0              0              0              0
     Operating and Maintenance                    19,770         20,183         19,360         19,862
     Administrative and General                   10,374         10,502         10,634         10,769
                                                --------       --------       --------       --------

     Total Operating Expenses                    129,050        130,656        117,049        119,487

NET OPERATING REVENUES ($000)                     86,734         89,873         87,096         89,963

                                   EXHIBIT A-1
                     SOUTHERN POWER COMPANY, INC. FACILITIES
                           PROJECTED OPERATING RESULTS
                                    BASE CASE

Year Ending December 31,                       2003(1)        2004           2005           2006          2007         2008
                                               -------      --------       --------       --------       -------      -------
HARRIS FACILITY

PERFORMANCE

     Average Annual Capacity (MW)(2)             1,192         1,192          1,192          1,192         1,192        1,192
     Average Annual Contract Capacity (MW)         602         1,192          1,192          1,192         1,192        1,192
     Average Annual Other Capacity (MW)            590           590              0              0             0            0
     Capacity Factor (%)(3)                       41.6%         37.7%          42.9%          49.0%         53.6%        55.1%
     Energy Generation (GWh)                     2,171         3,934          4,486          5,119         5,600        5,754

     Contract Energy Sales (GWh)                 1,107         3,428          4,589          5,238         5,729        5,887
     Other Energy Sales (Purchases)(GWh)         1,086           549              0              0             0            0

     Net Heat Rate (Btu/kWh)(5)                  7,766         7,810          7,712          7,669         7,556        7,531
     Contract Fuel Consumption (BBtu)            8,442        26,421         34,594         39,261        42,311       43,337
     Other Fuel Consumption (BBtu)               8,418         4,301              0              0             0            0

     SO2 Allowances Purchased (Tons)(6)              8            15             17             20            21           22
     NOX Allowances Purchased (Tons)(7)              0           (28)           (17)            (6)            5           14

COMMODITY PRICES

     General Inflation (%)(8)                     2.60          2.60           2.60           2.60          2.60         2.60
     Contract Electricity ($/MWh)              $ 32.73         33.80          31.04          27.99         25.15        24.55
     Other Electricity
        Capacity ($/kW-yr)                     $  9.09          5.87           0.00           0.00          0.00         0.00
        Energy ($/MWh)                         $ 52.78         48.20           0.00           0.00          0.00         0.00
     Fuel ($/MMBtu)(12)                        $  4.48          4.18           0.00           0.00          0.00         0.00
     SO2 Allowances ($/Ton)(13)                $   150           154            158            162           166          171
     NOX Allowances ($/Ton)(14)                $     0         2,000          1,700          1,744         1,790        1,836

OPERATING REVENUES ($000)

     Contract Electricity Revenues             $36,235       115,862        142,441        146,622       144,089      144,558
     Other Electricity Revenues
        Capacity Revenues                      $ 5,362         3,461              0              0             0            0
        Energy Revenues                        $57,327        26,473              0              0             0            0
                                               -------      --------       --------       --------       -------      -------

     Total Operating Revenues                  $98,924       145,796        142,441        146,622       144,089      144,558

OPERATING EXPENSES ($000)(16)

     Fuel Costs                                $45,315        21,309              0              0             0            0
     Purchased Power                           $ 1,175         2,058          4,779          5,248         5,638        6,029
     Operating and Maintenance                 $ 8,960        17,603         19,545         21,750        23,491       24,525
     Administrative and General                $ 3,514         7,114          7,203          7,296         7,390        7,488
                                               -------      --------       --------       --------       -------      -------

     Total Operating Expenses                  $63,540        56,915         41,760         46,125        49,551       51,742

NET OPERATING REVENUES ($000)                  $39,960        97,712        110,914        112,328       107,570      106,516

Year Ending December 31,                         2009          2010          2011          2012           2013
                                                -------      --------       -------      --------       --------
HARRIS FACILITY

PERFORMANCE

     Average Annual Capacity (MW)(2)              1,192         1,192         1,192         1,192          1,192
     Average Annual Contract Capacity (MW)        1,192         1,192           590           590            590
     Average Annual Other Capacity (MW)               0           602           602           602            602
     Capacity Factor (%)(3)                        53.5%         49.8%         52.7%         49.5%          46.4%
     Energy Generation (GWh)                      5,589         5,199         5,509         5,171          4,842

     Contract Energy Sales (GWh)                  5,718         3,416         2,739         2,621          2,302
     Other Energy Sales (Purchases)(GWh)              0         1,846         2,839         2,616          2,598

     Net Heat Rate (Btu/kWh)(5)                   7,532         7,566         7,507         7,540          7,596
     Contract Fuel Consumption (BBtu)            42,094        25,381        20,116        19,270         17,133
     Other Fuel Consumption (BBtu)                    0        13,951        21,242        19,722         19,649

     SO2 Allowances Purchased (Tons)(6)              21            20            21            19             18
     NOX Allowances Purchased (Tons)(7)               4            (3)            2            (3)           (10)

COMMODITY PRICES

     General Inflation (%)(8)                      2.60          2.60          2.60          2.60           2.60
     Contract Electricity ($/MWh)                 25.19         26.09         27.19         28.31          32.33
     Other Electricity
        Capacity ($/kW-yr)                         0.00         31.77         58.16         62.97          67.51
        Energy ($/MWh)                             0.00         46.17         46.77         48.27          48.66
     Fuel ($/MMBtu)(12)                            0.00          3.98          4.10          4.22           4.35
     SO2 Allowances ($/Ton)(13)                     175           180           184           189            194
     NOX Allowances ($/Ton)(14)                   1,884         1,933         1,983         2,035          2,088

OPERATING REVENUES ($000)

     Contract Electricity Revenues              144,040        89,115        74,485        74,217         74,430
     Other Electricity Revenues
        Capacity Revenues                             0        19,130        35,021        37,920         40,652
        Energy Revenues                               0        85,249       132,774       126,261        126,400
                                                -------      --------       -------      --------       --------

     Total Operating Revenues                   144,040       193,494       242,280       238,398        241,482

OPERATING EXPENSES ($000)(16)

     Fuel Costs                                       0        62,530        97,649        94,037         96,545
     Purchased Power                              6,011         2,989         3,259         3,216          2,887
     Operating and Maintenance                   24,672        24,223        25,804        26,012         26,410
     Administrative and General                   7,587         7,690         7,795         7,904          8,013
                                                -------      --------       -------      --------       --------

     Total Operating Expenses                    51,934       110,608       148,770       145,563        148,573

NET OPERATING REVENUES ($000)                   105,770        96,061       107,774       107,229        107,628

                                   EXHIBIT A-1
                     SOUTHERN POWER COMPANY, INC. FACILITIES
                           PROJECTED OPERATING RESULTS
                                    BASE CASE

Year Ending December 31,                         2014            2015           2016           2017           2018           2019
                                               ---------       --------       --------       --------       --------       --------
HARRIS FACILITY

PERFORMANCE

     Average Annual Capacity (MW)(2)               1,192          1,192          1,192          1,192          1,192          1,192
     Average Annual Contract Capacity (MW)           590            590            590            590            590            590
     Average Annual Other Capacity (MW)              602            602            602            602            602          1,192
     Capacity Factor (%)(3)                         41.2%          40.9%          36.9%          34.0%          32.5%          30.0%
     Energy Generation (GWh)                       4,307          4,275          3,851          3,548          3,400          3,132

     Contract Energy Sales (GWh)                   2,145          2,119          1,928          1,720          1,656            495
     Other Energy Sales (Purchases)(GWh)           2,216          2,209          1,972          1,871          1,785          2,637

     Net Heat Rate (Btu/kWh)(5)                    7,701          7,717          7,769          7,830          7,863          7,926
     Contract Fuel Consumption (BBtu)             16,112         15,932         14,587         13,145         12,738          3,919
     Other Fuel Consumption (BBtu)                17,061         17,057         15,334         14,632         13,993         20,902

     SO2 Allowances Purchased (Tons)(6)               17             16             15             14             13             12
     NOX Allowances Purchased (Tons)(7)              (24)           (29)           (39)           (45)           (45)           (53)

COMMODITY PRICES

     General Inflation (%)(8)                       2.60           2.60           2.60           2.60           2.60           2.60
     Contract Electricity ($/MWh)              $   35.25          36.09          39.18          43.51          45.82          32.99
     Other Electricity
        Capacity ($/kW-yr)                     $   67.11          70.80          73.36          74.99          78.33          69.62
        Energy ($/MWh)                         $   51.60          51.19          53.36          55.71          57.81          60.90
     Fuel ($/MMBtu)(12)                        $    4.49           4.62           4.81           5.02           5.22           5.45
     SO2 Allowances ($/Ton)(13)                $     199            204            209            215            220            226
     NOX Allowances ($/Ton)(14)                $   2,142          2,197          2,255          2,313          2,373          2,435

OPERATING REVENUES ($000)

     Contract Electricity Revenues             $  75,619         76,488         75,534         74,859         75,898         16,327
     Other Electricity Revenues
        Capacity Revenues                      $  40,414         42,638         44,180         45,156         47,169         83,003
        Energy Revenues                        $ 114,347        113,084        105,220        104,218        103,186        160,586
                                               ---------       --------       --------       --------       --------       --------

     Total Operating Revenues                  $ 230,380        232,210        224,934        224,233        226,253        259,916

OPERATING EXPENSES ($000)(16)

     Fuel Costs                                $  87,889         90,309         85,446         85,355         83,464        129,387
     Purchased Power                           $   2,773          2,759          2,589          2,460          2,431              0
     Operating and Maintenance                 $  25,239         25,720         24,956         24,604         24,915         24,366
     Administrative and General                $   8,126          8,242          8,361          8,486          8,611          8,740
                                               ---------       --------       --------       --------       --------       --------

     Total Operating Expenses                  $ 137,641        140,846        134,405        133,528        132,157        174,575

NET OPERATING REVENUES ($000)                  $ 106,354        105,180        103,582        103,328        106,832         97,422

Year Ending December 31,                         2020           2021           2022           2023
                                               --------       --------       --------       --------
HARRIS FACILITY

PERFORMANCE

     Average Annual Capacity (MW)(2)              1,192          1,192          1,192          1,192
     Average Annual Contract Capacity (MW)            0              0              0              0
     Average Annual Other Capacity (MW)           1,192          1,192          1,192          1,192
     Capacity Factor (%)(3)                        27.9%          26.6%          25.5%          25.5%
     Energy Generation (GWh)                      2,919          2,775          2,662          2,662

     Contract Energy Sales (GWh)                      0              0              0              0
     Other Energy Sales (Purchases)(GWh)          2,919          2,775          2,662          2,662

     Net Heat Rate (Btu/kWh)(5)                   7,912          7,955          7,996          7,996
     Contract Fuel Consumption (BBtu)                 0              0              0              0
     Other Fuel Consumption (BBtu)               23,096         22,077         21,285         21,285

     SO2 Allowances Purchased (Tons)(6)              12             11             11             11
     NOX Allowances Purchased (Tons)(7)             (54)           (57)           (58)           (58)

COMMODITY PRICES

     General Inflation (%)(8)                      2.60           2.60           2.60           2.60
     Contract Electricity ($/MWh)                  0.00           0.00           0.00           0.00
     Other Electricity
        Capacity ($/kW-yr)                        84.44          87.40          89.01          91.32
        Energy ($/MWh)                            63.37          64.34          66.57          68.30
     Fuel ($/MMBtu)(12)                            5.66           5.80           5.96           6.11
     SO2 Allowances ($/Ton)(13)                     232            238            244            251
     NOX Allowances ($/Ton)(14)                   2,498          2,563          2,630          2,698

OPERATING REVENUES ($000)

     Contract Electricity Revenues                    0              0              0              0
     Other Electricity Revenues
        Capacity Revenues                       100,678        104,212        106,125        108,883
        Energy Revenues                         184,979        178,553        177,212        181,819
                                               --------       --------       --------       --------

     Total Operating Revenues                   285,657        282,765        283,337        290,702

OPERATING EXPENSES ($000)(16)

     Fuel Costs                                 149,382        146,630        145,457        148,754
     Purchased Power                                  0              0              0              0
     Operating and Maintenance                   24,303         24,454         24,580         25,219
     Administrative and General                   8,873          9,008          9,148          9,290
                                               --------       --------       --------       --------

     Total Operating Expenses                   194,427        191,913        190,898        195,279

NET OPERATING REVENUES ($000)                   103,100        102,673        104,153        107,440

                                   EXHIBIT A-1
                     SOUTHERN POWER COMPANY, INC. FACILITIES
                           PROJECTED OPERATING RESULTS
                                    BASE CASE

Year Ending December 31,                      2003(1)    2004        2005        2006         2007         2008         2009
                                              -------    -----      ------      -------      -------      -------      -------
McINTOSH FACILITY

PERFORMANCE

     Average Annual Capacity (MW)(2)              0          0       1,190        1,190        1,190        1,190        1,190
     Average Annual Contract Capacity (MW)        0          0       1,190        1,190        1,190        1,190        1,190
     Average Annual Other Capacity (MW)           0          0           0            0            0            0            0

     Capacity Factor (%)(3)                     0.0%       0.0%       49.4%        46.8%        51.5%        52.6%        52.8%
     Energy Generation (GWh)                      0          0       3,005        4,877        5,371        5,484        5,500

     Contract Energy Sales (GWh)                  0          0       3,067        4,928        5,427        5,541        5,558
     Other Energy Sales (Purchases)(GWh)          0          0           0            0            0            0            0

     Net Heat Rate (Btu/kWh)(5)                   0          0       7,604        7,666        7,545        7,552        7,495
     Contract Fuel Consumption (BBtu)             0          0      22,848       37,387       40,521       41,419       41,226
     Other Fuel Consumption (BBtu)                0          0           0            0            0            0            0

     SO2 Allowances Purchased (Tons)(6)           0          0          11           19           20           21           21
     NOX Allowances Purchased (Tons)(7)           0          0          97          128          146          146          143

COMMODITY PRICES

     General Inflation (%)(8)                  2.60       2.60        2.60         2.60         2.60         2.60         2.60
     Contract Electricity ($/MWh)              $0.00      0.00       28.47        26.45        22.74        22.98        21.91
     Other Electricity
        Capacity ($/kW-yr)                     $0.00      0.00        0.00         0.00         0.00         0.00         0.00
        Energy ($/MWh)                         $0.00      0.00        0.00         0.00         0.00         0.00         0.00
     Fuel ($/MMBtu)(12)                        $0.00      0.00        0.00         0.00         0.00         0.00         0.00
     SO2 Allowances ($/Ton)(13)                $150        154         158          162          166          171          175
     NOX Allowances ($/Ton)(14)                $  0      2,000       1,700        1,744        1,790        1,836        1,884

OPERATING REVENUES ($000)

     Contract Electricity Revenues             $  0          0      87,301      130,323      123,410      127,323      121,774
     Other Electricity Revenues
        Capacity Revenues                      $  0          0           0            0            0            0            0
        Energy Revenues                        $  0          0           0            0            0            0            0
                                               ----      -----      ------      -------      -------      -------      -------

     Total Operating Revenues                  $  0          0      87,301      130,323      123,410      127,323      121,774

OPERATING EXPENSES ($000)(16)

     Fuel Costs                                $  0          0           0            0            0            0            0
     Purchased Power                           $  0          0       2,956        2,243        2,446        2,612        2,620
     Operating and Maintenance                 $  0          0      12,210       19,263       20,481       21,310       21,604
     Administrative and General                $  0          0       2,428        4,266        4,378        4,490        4,604
                                               ----      -----      ------      -------      -------      -------      -------

     Total Operating Expenses                  $  0          0      24,916       36,591       38,835       40,471       40,926

NET OPERATING REVENUES ($000)                  $  0          0      69,707      104,551       96,105       98,911       92,946

Year Ending December 31,                           2010         2011         2012          2013
                                                  -------      -------      -------      -------
McINTOSH FACILITY

PERFORMANCE

     Average Annual Capacity (MW)(2)                1,190        1,190        1,190        1,190
     Average Annual Contract Capacity (MW)          1,190        1,190        1,190        1,190
     Average Annual Other Capacity (MW)                 0            0            0            0

     Capacity Factor (%)(3)                          48.1%        50.4%        48.2%        43.7%
     Energy Generation (GWh)                        5,011        5,257        5,023        4,558

     Contract Energy Sales (GWh)                    5,063        5,311        5,075        4,605
     Other Energy Sales (Purchases)(GWh)                0            0            0            0

     Net Heat Rate (Btu/kWh)(5)                     7,559        7,520        7,526        7,647
     Contract Fuel Consumption (BBtu)              37,876       39,531       37,803       34,853
     Other Fuel Consumption (BBtu)                      0            0            0            0

     SO2 Allowances Purchased (Tons)(6)                19           20           19           17
     NOX Allowances Purchased (Tons)(7)               133          137          135          125

COMMODITY PRICES

     General Inflation (%)(8)                        2.60         2.60         2.60         2.60
     Contract Electricity ($/MWh)                   24.91        24.06        25.21        30.03
     Other Electricity
        Capacity ($/kW-yr)                           0.00         0.00         0.00         0.00
        Energy ($/MWh)                               0.00         0.00         0.00         0.00
     Fuel ($/MMBtu)(12)                              0.00         0.00         0.00         0.00
     SO2 Allowances ($/Ton)(13)                       180          184          189          194
     NOX Allowances ($/Ton)(14)                     1,933        1,983        2,035        2,088

OPERATING REVENUES ($000)

     Contract Electricity Revenues                126,117      127,802      127,964      138,295
     Other Electricity Revenues
        Capacity Revenues                               0            0            0            0
        Energy Revenues                                 0            0            0            0
                                                  -------      -------      -------      -------

     Total Operating Revenues                     126,117      127,802      127,964      138,295

OPERATING EXPENSES ($000)(16)

     Fuel Costs                                         0            0            0            0
     Purchased Power                                2,444        2,607        2,550        2,383
     Operating and Maintenance                     20,973       21,586       21,465       20,990
     Administrative and General                     4,726        4,844        4,970        5,096
                                                  -------      -------      -------      -------

     Total Operating Expenses                      39,666       40,770       40,491       39,553

NET OPERATING REVENUES ($000)                      97,974       98,765       98,979      109,826

                                   EXHIBIT A-1
                     SOUTHERN POWER COMPANY, INC. FACILITIES
                           PROJECTED OPERATING RESULTS
                                    BASE CASE

Year Ending December 31,                         2014         2015         2016         2017         2018         2019
                                               --------      -------      -------      -------      -------      -------
McINTOSH FACILITY

PERFORMANCE

     Average Annual Capacity (MW)(2)              1,190        1,190        1,190        1,190        1,190        1,190
     Average Annual Contract Capacity (MW)        1,190        1,190        1,190        1,190        1,190        1,190
     Average Annual Other Capacity (MW)               0            0            0            0            0            0

     Capacity Factor (%)(3)                        39.9%        37.3%        35.1%        32.2%        29.3%        29.3%
     Energy Generation (GWh)                      4,163        3,892        3,663        3,359        3,050        3,050

     Contract Energy Sales (GWh)                  4,206        3,932        3,702        3,394        3,082        3,082
     Other Energy Sales (Purchases)(GWh)              0            0            0            0            0            0

     Net Heat Rate (Btu/kWh)(5)                   7,718        7,746        7,800        7,841        7,880        7,900
     Contract Fuel Consumption (BBtu)            32,127       30,144       28,573       26,340       24,031       24,092
     Other Fuel Consumption (BBtu)                    0            0            0            0            0            0

     SO2 Allowances Purchased (Tons)(6)              16           15           14           13           12           12
     NOX Allowances Purchased (Tons)(7)             114          105           98           95           87           89

COMMODITY PRICES

     General Inflation (%)(8)                      2.60         2.60         2.60         2.60         2.60         2.60
     Contract Electricity ($/MWh)              $  33.54        35.94        39.39        43.15        46.41        48.17
     Other Electricity
        Capacity ($/kW-yr)                     $   0.00         0.00         0.00         0.00         0.00         0.00
        Energy ($/MWh)                         $   0.00         0.00         0.00         0.00         0.00         0.00
     Fuel ($/MMBtu)(12)                        $   0.00         0.00         0.00         0.00         0.00         0.00
     SO2 Allowances ($/Ton)(13)                $    199          204          209          215          220          226
     NOX Allowances ($/Ton)(14)                $  2,142        2,197        2,255        2,313        2,373        2,435

OPERATING REVENUES ($000)

     Contract Electricity Revenues             $141,097      141,329      145,813      146,477      143,008      148,445
     Other Electricity Revenues
        Capacity Revenues                      $      0            0            0            0            0            0
        Energy Revenues                        $      0            0            0            0            0            0
                                               --------      -------      -------      -------      -------      -------

     Total Operating Revenues                  $141,097      141,329      145,813      146,477      143,008      148,445

OPERATING EXPENSES ($000)(16)

     Fuel Costs                                $      0            0            0            0            0            0
     Purchased Power                           $  2,267        2,136        2,057        1,987        1,854        1,949
     Operating and Maintenance                 $ 20,484       24,214       20,566       20,126       20,071       20,081
     Administrative and General                $  5,226        5,364        5,498        5,640        5,786        5,936
                                               --------      -------      -------      -------      -------      -------

     Total Operating Expenses                  $ 38,568       45,968       38,632       37,788       37,664       37,663

NET OPERATING REVENUES ($000)                  $113,120      109,615      117,692      118,724      115,297      120,479

Year Ending December 31,                           2020         2021         2022          2023
                                                  -------      -------      -------      -------
McINTOSH FACILITY

PERFORMANCE

     Average Annual Capacity (MW)(2)                1,190        1,190        1,190        1,190
     Average Annual Contract Capacity (MW)          1,190            0            0            0
     Average Annual Other Capacity (MW)             1,190        1,190        1,190        1,190

     Capacity Factor (%)(3)                          26.1%        25.8%        22.2%        22.2%
     Energy Generation (GWh)                        2,725        2,691        2,317        2,317

     Contract Energy Sales (GWh)                      551            0            0            0
     Other Energy Sales (Purchases)(GWh)            2,175        2,691        2,317        2,317

     Net Heat Rate (Btu/kWh)(5)                     7,909        7,970        7,969        7,969
     Contract Fuel Consumption (BBtu)               4,356            0            0            0
     Other Fuel Consumption (BBtu)                 17,199       21,450       18,464       18,464

     SO2 Allowances Purchased (Tons)(6)                11           11            9            9
     NOX Allowances Purchased (Tons)(7)                79           82           72           72

COMMODITY PRICES

     General Inflation (%)(8)                        2.60         2.60         2.60         2.60
     Contract Electricity ($/MWh)                   50.29         0.00         0.00         0.00
     Other Electricity
        Capacity ($/kW-yr)                          67.55        87.40        89.01        91.32
        Energy ($/MWh)                              62.89        65.32        66.48        68.21
     Fuel ($/MMBtu)(12)                              5.67         5.79         5.97         6.12
     SO2 Allowances ($/Ton)(13)                       232          238          244          251
     NOX Allowances ($/Ton)(14)                     2,498        2,563        2,630        2,698

OPERATING REVENUES ($000)

     Contract Electricity Revenues                 27,698            0            0            0
     Other Electricity Revenues
        Capacity Revenues                          80,386      104,010      105,920      108,674
        Energy Revenues                           136,757      175,807      154,041      158,046
                                                  -------      -------      -------      -------

     Total Operating Revenues                     244,841      279,817      259,961      266,720

OPERATING EXPENSES ($000)(16)

     Fuel Costs                                   112,453      142,923      128,857      131,721
     Purchased Power                                    0            0            0            0
     Operating and Maintenance                     19,870       24,739       19,685       38,198
     Administrative and General                     6,088        6,246        6,404        6,570
                                                  -------      -------      -------      -------

     Total Operating Expenses                     147,888      188,009      164,033      203,812

NET OPERATING REVENUES ($000)                     106,429      105,909      105,015       90,231

                                   EXHIBIT A-1

                     SOUTHERN POWER COMPANY, INC. FACILITIES
                           PROJECTED OPERATING RESULTS

                                    BASE CASE

Year Ending December 31,                  2003(1)   2004    2005    2006    2007    2008    2009    2010    2011    2012    2013
------------------------                  -------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
STANTON FACILITY

PERFORMANCE
 Average Annual Capacity (MW)(2)              394     394     394     394     394     394     394     394     394     394     394
 Average Annual Contract Capacity (MW)        404     404     404     404     404     404     404     404     404     404     404
 Average Annual Other Capacity (MW)             0       0       0       0       0       0       0       0       0       0     394
 Capacity Factor(%)(3)                       36.6%   41.5%   33.7%   38.9%   40.5%   40.5%   37.2%   35.8%   33.6%   31.1%   30.0%
 Energy Generation (GWh)                      315   1,433   1,162   1,343   1,399   1,398   1,283   1,236   1,159   1,074   1,036
 Contract Energy Sales (GWh)                  330   1,534   1,244   1,438   1,497   1,497   1,373   1,323   1,241   1,150     925
 Other Energy Sales (Purchases)(GWh)            0       0       0       0       0       0       0       0       0       0     112
 Net Heat Rate (Btu/kWh)(5)                 7,866   7,750   7,914   7,853   7,827   7,832   7,934   8,020   8,011   8,070   8,086
 Contract Fuel Consumption (BBtu)           2,481  11,108   9,197  10,550  10,947  10,950  10,177   9,911   9,287   8,669   7,476
 Other Fuel Consumption (BBtu)                  0       0       0       0       0       0       0       0       0       0     904
 SO(2) Allowances Purchased (Tons)(6)           1       6       5       5       5       5       5       5       5       4       4
 NO(X) Allowances Purchased (Tons)(7)           0       0       0       0       0       0       0       0       0       0       0

COMMODITY PRICES
 General Inflation (%)(8)                    2.60    2.60    2.60    2.60    2.60    2.60    2.60    2.60    2.60    2.60    2.60
 Contract Electricity ($/MWh)             $ 31.45   29.35   35.70   31.48   30.38   30.62   33.55   35.19   37.45   40.53   42.74
 Other Electricity
    Capacity ($/kW-yr)                    $  0.00    0.00    0.00    0.00    0.00    0.00    0.00    0.00    0.00    0.00    7.83
    Energy ($/MWh)                        $  0.00    0.00    0.00    0.00    0.00    0.00    0.00    0.00    0.00    0.00   59.97
 Fuel ($/MMBtu)(12)                       $  0.00    0.00    0.00    0.00    0.00    0.00    0.00    0.00    0.00    0.00    4.65
 SO(2) Allowances ($/Ton)(13)             $   150     154     158     162     166     171     175     180     184     189     194
 NO(X) Allowances ($/Ton)(14)             $     0   2,000   1,700   1,744   1,790   1,836   1,884   1,933   1,983   2,035   2,088

OPERATING REVENUES ($000)
  Contract Electricity Revenues           $10,374  45,040  44,420  45,276  45,484  45,836  46,076  46,560  46,476  46,609  39,515
  Other Electricity Revenues
     Capacity Revenues                    $     0       0       0       0       0       0       0       0       0       0   3,086
     Energy Revenues                      $     0       0       0       0       0       0       0       0       0       0   6,704
                                          -------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
  Total Operating Revenues                $10,374  45,040  44,420  45,276  45,484  45,836  46,076  46,560  46,476  46,609  49,305

OPERATING EXPENSES ($000)(16)
 Fuel Costs                               $     0       0       0       0       0       0       0       0       0       0   5,867
 Purchased Power                          $   769   5,142   4,309   4,772   4,992   5,205   4,894   4,799   4,645   4,516       0
 Operating and Maintenance                $ 1,627   7,128   6,515   7,216   7,573   7,765   7,631   7,640   7,598   7,462   7,520
 Administrative and General               $   588   2,379   2,409   2,439   2,470   2,502   2,535   2,568   2,602   2,637   2,674
                                          -------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
 Total Operating Expenses                 $ 3,694  17,869  15,967  17,608  18,417  18,936  18,388  18,276  18,033  17,636  19,064

NET OPERATING REVENUES ($000)             $ 7,390  30,392  31,187  30,848  30,450  30,364  31,015  31,553  31,631  31,994  33,244

                                   EXHIBIT A-1

                     SOUTHERN POWER COMPANY, INC. FACILITIES
                           PROJECTED OPERATING RESULTS

                                    BASE CASE

Year Ending December 31,                   2014      2015     2016     2017     2018     2019     2020     2021     2022     2023
------------------------                  -------   ------   ------   ------   ------   ------   ------   ------   ------   ------
STANTON FACILITY

PERFORMANCE
 Average Annual Capacity (MW)(2)              394      394      394      394      394      394      394      394      394      394
 Average Annual Contract Capacity (MW)        404        0        0        0        0        0        0        0        0        0
 Average Annual Other Capacity (MW)           394      394      394      394      394      394      394      394      394      394
 Capacity Factor (%)(3)                      26.6%    26.1%    25.1%    23.7%    23.0%    20.4%    20.5%    18.8%    18.7%    18.7%
 Energy Generation (GWh)                      919      900      867      819      792      704      706      650      647      647
 Contract Energy Sales (GWh)                    0        0        0        0        0        0        0        0        0        0
 Other Energy Sales (Purchases)(GWh)          919      900      867      819      792      704      706      650      647      647
 Net Heat Rate (Btu/kWh)(5)                 8,183    8,164    8,244    8,232    8,282    8,387    8,422    8,485    8,501    8,501
 Contract Fuel Consumption (BBtu)               0        0        0        0        0        0        0        0        0        0
 Other Fuel Consumption (BBtu)              7,522    7,352    7,147    6,745    6,563    5,905    5,944    5,514    5,500    5,500
 SO(2) Allowances Purchased (Tons)(6)           4        4        4        3        3        3        3        3        3        3
 NO(X) Allowances Purchased (Tons)(7)           0        0        0        0        0        0        0        0        0        0

COMMODITY PRICES
 General Inflation (%)(8)                    2.60     2.60     2.60     2.60     2.60     2.60     2.60     2.60     2.60     2.60
 Contract Electricity ($/MWh)             $  0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00
 Other Electricity
    Capacity ($/kW-yr)                    $ 74.49    79.77    84.18    85.77    87.38    89.03    90.71    92.42    94.15    96.60
    Energy ($/MWh)                        $ 61.18    61.36    63.26    66.22    66.93    71.03    72.18    73.90    75.29    77.25
 Fuel ($/MMBtu)(12)                       $  4.78     4.93     5.14     5.34     5.54     5.76     6.01     6.15     6.32     6.48
 SO(2) Allowances ($/Ton)(13)             $   199      204      209      215      220      226      232      238      244      251
 NO(X) Allowances ($/Ton)(14)             $ 2,142    2,197    2,255    2,313    2,373    2,435    2,498    2,563    2,630    2,698

OPERATING REVENUES ($000)
 Contract Electricity Revenues            $     0        0        0        0        0        0        0        0        0        0
 Other Electricity Revenues
    Capacity Revenues                     $29,351   31,429   33,167   33,792   34,427   35,078   35,740   36,412   37,096   38,060
    Energy Revenues                       $56,235   55,257   54,841   54,263   53,037   50,006   50,947   48,025   48,712   49,979
                                          -------   ------   ------   ------   ------   ------   ------   ------   ------   ------
 Total Operating Revenues                 $85,586   86,686   88,008   88,055   87,464   85,084   86,687   84,437   85,808   88,039

OPERATING EXPENSES ($000)(16)
 Fuel Costs                               $51,374   51,636   52,163   51,430   51,765   49,421   51,114   49,309   50,143   51,047
 Purchased Power                          $     0        0        0        0        0        0        0        0        0        0
 Operating and Maintenance                $ 7,322    7,456    7,516    7,518    7,840    7,628    7,810    7,814    7,977    8,185
 Administrative and General               $ 2,711    2,749    2,788    2,828    2,869    2,912    2,955    2,999    3,045    3,092
                                          -------   ------   ------   ------   ------   ------   ------   ------   ------   ------
 Total Operating Expenses                 $64,218   64,688   65,293   64,535   65,463   62,717   64,688   62,877   63,954   65,184

NET OPERATING REVENUES ($000)             $24,179   24,845   25,540   26,279   24,990   25,123   24,808   24,314   24,642   25,715

                                   EXHIBIT A-1

                     SOUTHERN POWER COMPANY, INC. FACILITIES
                           PROJECTED OPERATING RESULTS

                                    BASE CASE

Year Ending December 31,               2003(1)   2004    2005    2006    2007    2008    2009     2010     2011     2012    2013
------------------------               -------  ------  ------  ------  ------  ------  ------  -------  -------  -------  -------

WANSLEY FACILITY

PERFORMANCE
 Average Annual Capacity (MW)(2)         1,089   1,089   1,089   1,089   1,089   1,089   1,089    1,089    1,089    1,089    1,089
 Average Annual Contract Capacity (MW)   1,089   1,089   1,089   1,089   1,089   1,089   1,089        0        0        0        0
 Average Annual Other Capacity (MW)          0       0       0       0       0       0       0    1,089    1,089    1,089    1,089
 Capacity Factor (%)(3)                   43.2%   37.8%   44.4%   49.6%   55.6%   57.5%   55.7%    55.6%    56.6%    53.9%    48.3%
 Energy Generation (GWh)                 2,062   3,603   4,234   4,729   5,303   5,484   5,310    5,301    5,397    5,140    4,610
 Contract Energy Sales (GWh)             2,115   3,696   4,343   4,851   5,440   5,625   5,446        0        0        0        0
 Other Energy Sales (Purchases)(GWh)         0       0       0       0       0       0       0    5,301    5,397    5,140    4,610
 Net Heat Rate (Btu/kWh)(5)              7,734   7,676   7,637   7,557   7,414   7,423   7,435    7,434    7,341    7,434    7,490
 Contract Fuel Consumption (BBtu)       15,945  27,658  32,338  35,741  39,317  40,708  39,475        0        0        0        0
 Other Fuel Consumption (BBtu)               0       0       0       0       0       0       0   39,403   39,617   38,208   34,530
 SO(2) Allowances Purchased (Tons)(6)        8      14      16      18      20      20      20       20       20       19       17
 NO(X) Allowances Purchased (Tons)(7)        0       0     119     132     144     146     142      139      140      134      127

COMMODITY PRICES
 General Inflation (%)(8)                 2.60    2.60    2.60    2.60    2.60    2.60    2.60     2.60     2.60     2.60     2.60
 Contract Electricity ($/MWh)          $ 26.30   24.98   22.13   20.07   17.88   17.60   18.27     0.00     0.00     0.00     0.00
 Other Electricity
    Capacity ($/kW-yr)                 $  0.00    0.00    0.00    0.00    0.00    0.00    0.00    46.49    58.16    62.97    67.51
    Energy ($/MWh)                     $  0.00    0.00    0.00    0.00    0.00    0.00    0.00    44.60    45.63    47.19    48.16
 Fuel ($/MMBtu)(12)                    $  0.00    0.00    0.00    0.00    0.00    0.00    0.00     3.98     4.10     4.23     4.35
 SO(2) Allowances ($/Ton)(13)          $   150     154     158     162     166     171     175      180      184      189      194
 NO(X) Allowances ($/Ton)(14)          $     0   2,000   1,700   1,744   1,790   1,836   1,884    1,933    1,983    2,035    2,088

OPERATING REVENUES ($000)
  Contract Electricity Revenues        $55,624  92,339  96,116  97,366  97,269  99,010  99,498        0        0        0        0
  Other Electricity Revenues
     Capacity Revenues                 $     0       0       0       0       0       0       0   50,631   63,337   68,580   73,520
     Energy Revenues                   $     0       0       0       0       0       0       0  236,432  246,265  242,556  222,046
                                       -------  ------  ------  ------  ------  ------  ------  -------  -------  -------  -------
  Total Operating Revenues             $55,624  92,339  96,116  97,366  97,269  99,010  99,498  287,063  309,602  311,136  295,566

OPERATING EXPENSES ($000)(16)
 Fuel Costs                            $     0       0       0       0       0       0       0  176,261  182,099  180,998  169,780
 Purchased Power                       $ 2,760   4,328   4,918   5,286   5,778   6,206   6,155        0        0        0        0
 Operating and Maintenance             $ 8,880  17,335  19,416  21,396  24,762  25,988  26,471   27,499   28,904   28,554   27,450
 Administrative and General            $ 1,705   3,490   3,571   3,654   3,740   3,828   3,918    4,011    4,105    4,203    4,302
                                       -------  ------  ------  ------  ------  ------  ------  -------  -------  -------  -------
 Total Operating Expenses              $17,816  33,717  37,976  41,864  48,585  51,172  51,999  223,972  232,358  230,520  217,240

NET OPERATING REVENUES ($000)          $42,279  67,186  68,211  67,030  62,989  62,988  62,954   79,292   94,494   97,380   94,033

                                   EXHIBIT A-1

                     SOUTHERN POWER COMPANY, INC. FACILITIES
                           PROJECTED OPERATING RESULTS

                                    BASE CASE

Year Ending December 31,                   2014      2015     2016     2017     2018     2019     2020     2021     2022     2023
-------------------------                --------  -------  -------  -------  -------  -------  -------  -------  -------  -------

WANSLEY FACILITY

PERFORMANCE
 Average Annual Capacity (MW)(2)            1,089    1,089    1,089    1,089    1,089    1,089    1,089    1,089    1,089    1,089
 Average Annual Contract Capacity (MW)          0        0        0        0        0        0        0        0        0        0
 Average Annual Other Capacity (MW)         1,089    1,089    1,089    1,089    1,089    1,089    1,089    1,089    1,089    1,089
 Capacity Factor (%)(3)                      44.1%    42.9%    37.5%    35.4%    32.2%    29.6%    27.8%    26.5%    25.4%    25.4%
 Energy Generation (GWh)                    4,212    4,094    3,578    3,379    3,075    2,821    2,656    2,527    2,419    2,419
 Contract Energy Sales (GWh)                    0        0        0        0        0        0        0        0        0        0
 Other Energy Sales (Purchases)(GWh)        4,212    4,094    3,578    3,379    3,075    2,821    2,656    2,527    2,419    2,419
 Net Heat Rate (Btu/kWh)(5)                 7,575    7,584    7,698    7,736    7,801    7,819    7,902    7,948    7,933    7,933
 Contract Fuel Consumption (BBtu)               0        0        0        0        0        0        0        0        0        0
 Other Fuel Consumption (BBtu)             31,904   31,050   27,542   26,137   23,991   22,062   20,990   20,081   19,191   19,191
 SO(2) Allowances Purchased (Tons)(6)          16       16       14       13       12       11       10       10       10       10
 NO(X) Allowances Purchased (Tons)(7)         117      111       94       90       84       80       77       72       74       74

COMMODITY PRICES
 General Inflation (%)(8)                    2.60     2.60     2.60     2.60     2.60     2.60     2.60     2.60     2.60     2.60
 Contract Electricity ($/MWh)            $   0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00
 Other Electricity
    Capacity ($/kW-yr)                   $  67.11    70.80    73.36    74.99    78.33    82.55    84.44    87.40    89.01    91.32
    Energy ($/MWh)                       $  49.74    49.88    52.28    55.14    56.99    60.38    62.47    64.09    65.16    66.86
 Fuel ($/MMBtu)(12)                      $   4.48     4.62     4.81     5.01     5.23     5.44     5.67     5.81     5.94     6.09
 SO(2) Allowances ($/Ton)(13)            $    199      204      209      215      220      226      232      238      244      251
 NO(X) Allowances ($/Ton)(14)            $  2,142    2,197    2,255    2,313    2,373    2,435    2,498    2,563    2,630    2,698

OPERATING REVENUES ($000)
  Contract Electricity Revenues          $      0        0        0        0        0        0        0        0        0        0
  Other Electricity Revenues
     Capacity Revenues                   $ 73,090   77,112   79,901   81,667   85,306   89,910   91,964   95,192   96,939   99,459
     Energy Revenues                     $209,492  204,217  187,072  186,280  175,249  170,365  165,960  161,941  157,628  161,727
                                         --------  -------  -------  -------  -------  -------  -------  -------  -------  -------
  Total Operating Revenues               $282,582  281,329  266,973  267,947  260,555  260,275  257,924  257,133  254,567  261,186


OPERATING EXPENSES ($000)(16)
 Fuel Costs                              $162,611  162,635  149,621  146,902  140,054  134,564  133,575  131,388  128,651  131,615
 Purchased Power                         $      0        0        0        0        0        0        0        0        0        0
 Operating and Maintenance               $ 26,558   26,924   25,520   25,389   24,855   24,260   24,231   24,283   24,456   25,092
 Administrative and General              $  4,404    4,510    4,618    4,728    4,842    4,958    5,077    5,200    5,326    5,455
                                         --------  -------  -------  -------  -------  -------  -------  -------  -------  -------
 Total Operating Expenses                $208,358  208,993  193,339  190,306  182,419  175,737  174,618  172,439  169,934  173,960

NET OPERATING REVENUES ($000)            $ 89,008   87,260   87,215   90,928   90,805   96,493   95,042   96,262   96,134   99,024

                            FOOTNOTES TO EXHIBIT A-1


1.       Represents six months for the year 2003.

2. Represents annual average capacity for the Generating Facilities, including allowance for degradation. Reflects three months of operation of the Stanton Facility in 2003 and seven months of operation of the McIntosh Facility in 2005.

3. Represents annual weighted average capacity factors of the Generating Facilities as projected by PA Consulting.

4. Energy sales both contractual and other are as projected by PA Consulting. Other sales assumed to be representative of long-term contracts Southern Power expects to enter into upon expiration of the PPAs.

5. Weighted average annual heat rate calculated as the sum of total fuel consumed by the Generating Facilities divided by the energy generated by the Generating Facilities, as projected by PA Consulting.

6. SO(2) allowances that Southern Power will have to purchase or can sell based on emission rates as provided by Southern Power and dispatch as projected by PA Consulting. During the term of the PPAs, we have assumed that any shortfall in emissions would be provided by the buyer of the generation. Upon expiration of the PPAs, we have assumed that Southern Power will purchase any allowances required or sell any excess allowances.

7. NO(X) allowances that Southern Power will have to purchase or have the ability to sell based on emission rates as provided by Southern Power and dispatch as projected by PA Consulting. During the terms of the PPAs, we have assumed that any shortfall in emissions would be provided by the buyer of the generation. Upon expiration of the PPAs, we have assumed that Southern Power will purchase any allowances required or sell any excess allowances.

8. Rate of change in general inflation and various inflation related escalators assumed to be 2.6 percent per year for the term of the Debt, based on the March 10, 2003 projection prepared by Blue Chip Economic Indicators.

9. Average contract electricity price calculated as the sum of the electricity revenues under the PPAs divided by the total annual contractual energy from the various PPAs.

10. Average other capacity and energy price calculated as the sum of the other electricity revenues of the Generating Facilities divided by the total energy or capacity sold as projected by PA Consulting in 2001 dollars and adjusted for inflation. Assumed to be equivalent to the price of long-term contracts to be entered into by Southern Power upon expiration of the PPAs. Shown as zero in years during which there are no other capacity or energy sales.

11. Weighted average of fuel prices for the Generating Facilities calculated as sum of the fuel expenses divided by the total fuel consumed by the Generating Facilities as projected by PA Consulting in 2001 dollars and adjusted for inflation. Shown as zero in years during which there are no fuel purchases.

12. Assumed to be $150 per ton in 2003 escalating thereafter at the assumed rate of inflation.

13. Assumed to be $2,000 per ton in 2004, $1,700 per ton in 2005, and escalating thereafter at the assumed rate of inflation.

14. Assumes contract sales to third parties in 2003 as reported by Southern Power for the Franklin Facility prior to commencement of the Franklin PPA and market energy sales as estimated by PA Consulting for Harris 2 prior to the commencement of the Harris 2 PPA.

15. In order to maximize the capacity payments under the PPAs, Southern Power has indicated that it will provide replacement energy from alternate sources. Purchases power has been assumed to be available at the market prices projected by PA Consulting.

16. Operating and maintenance includes fixed and variable operations and maintenance expense, the cost of emissions allowances, balance of plant major maintenance costs, and LTSA expenses. These expenses have been estimated by Southern Power and have been assumed to escalate at the rate of inflation.

17. Administrative and general expenses include administrative expense, insurance costs, property taxes and other costs. These expenses have been estimated by Southern Power and have been assumed to escalate at the rate of inflation.

18.      [Redacted]

19.      [Redacted]

20.      [Redacted]

EXHIBIT A-2 SENSITIVITY A - LOW GAS MARKET PRICE SCENARIO

                                   Exhibit A-2

                     Southern Power Company, Inc. Facilities
                           Projected Operating Results

                 Sensitivity A - Low Fuel Market Price Scenario

Year Ending
December 31,            2003(1)    2004       2005     2006     2007     2008     2009     2010     2011       2012       2013
                       --------  --------   -------  -------  -------  -------  -------  -------  ---------  ---------  ---------
CONSOLIDATED

PERFORMANCE
 Annual Average
  Capacity (MW)(2)        4,612     4,612     5,802    5,802    5,802    5,802    5,802    5,802      5,802      5,802      5,802
 Average Capacity
  Factor (%)(3)            31.8%     32.9%     34.7%    43.0%    50.0%    51.0%    49.5%    48.4%      49.6%      46.2%      41.8%
 Contract Energy
  Sales (GWh)(4)          6,054    12,753    18,124   22,369   25,987   26,437   25,644   14,872     11,781     10,016      8,860
 Other Energy
  Sales (GWh)(4)          1,130       836         0       27       40       90      109   10,047     13,672     13,669     12,512
                       --------  --------   -------  -------  -------  -------  -------  -------  ---------  ---------  ---------
 Total Energy
  Sales (GWh)             7,184    13,589    18,124   22,396   26,027   26,527   25,753   24,919     25,453     23,685     21,371
 Fuel
  Consumption (BBtu)     49,603   101,938   134,077  165,254  187,783  191,932  186,593  182,980    186,449    174,575    160,355
 Average Net Heat
  Rate (Btu/kWh)(5)       7,711     7,672     7,600    7,557    7,389    7,408    7,418    7,433      7,395      7,440      7,545
 SO(2) Allowances
  Purchased (Tons)(6)        25        52        67       82       94       96       95       93         93         88         81
 NO(X) Allowances
  Purchased (Tons)(7)         0       (42)      225      292      369      381      355      344        353        320        279

COMMODITY PRICES
 General
  Inflation (%)(8)         2.60      2.60      2.60     2.60     2.60     2.60     2.60     2.60       2.60       2.60       2.60
 Contract Electricity
  Price ($/MWh)(9)     $  33.32     30.94     26.46    23.26    19.50    19.47    20.05    21.91      21.36      23.08      26.66
 Other Capacity
  Price ($/MWh)(10)    $  16.91     19.42     16.99    17.40    17.17    19.58    39.76    46.38      58.63      64.47      66.77
 Other Energy
  Price ($/MWh)(10)    $  47.49     43.43      0.00    59.55    54.10    59.11    61.14    40.75      41.96      43.50      45.36
 Fuel
  Price ($/MMBtu)(11)  $   4.84      4.40      0.00     3.33     3.17     3.27     3.37     3.95       4.08       4.22       4.40
 SO(2) Allowances
  ($/Ton)(12)          $    150       154       158      162      166      171      175      180        184        189        194
 NO(X) Allowances
  ($/Ton)(13)          $      0     2,000     1,700    1,744    1,790    1,836    1,884    1,933      1,983      2,035      2,088

OPERATING
 REVENUES ($000)
 Contract
  Electricity Revenues
  Dahlberg             $ 16,642    34,138         0        0        0        0        0        0          0          0          0
  Franklin (14)        $ 82,732   109,109   115,884  120,185  120,739  123,521  122,092   80,069     22,896          0          0
  Harris (14)          $ 36,278   114,049   139,098  141,041  133,219  135,058  134,504   86,468     69,543     69,333     72,923
  McIntosh             $      0         0    85,224  118,096  111,889  113,347  113,135  112,887    112,308    115,168    123,656
  Stanton              $ 10,373    44,575    44,330   45,062   45,012   45,414   46,213   46,471     46,868     46,634     39,616
  Wansley              $ 55,671    92,742    95,085   95,959   95,871   97,265   98,288        0          0          0          0
 Other
  Electricity Revenues
  Dahlberg             $  2,220     4,643    13,540   15,463   15,835   20,952   38,374   44,743     57,071     59,057     59,317
  Franklin (14)        $  3,126    12,173         0        0        0        0        0   84,793    232,181    280,814    274,594
  Harris               $ 57,542    29,372         0        0        0        0        0  107,005    171,364    167,391    166,149
  McIntosh             $      0         0         0        0        0        0        0        0          0          0          0
  Stanton              $      0         0         0        0        0        0        0        0          0          0      9,915
  Wansley              $      0         0         0        0        0        0        0  296,542    314,689    321,254    302,982
                       --------  --------   -------  -------  -------  -------  -------  -------  ---------  ---------  ---------
 Total Operating
  Revenues             $264,584   440,801   493,161  535,806  522,565  535,557  552,606  858,978  1,026,920  1,059,651  1,049,152

OPERATING
 EXPENSES ($000)
 Fuel
  Dahlberg             $     33         0         0    1,169    1,641    3,852    4,787    5,832      7,605      5,568      4,224
  Franklin             $  1,236     8,103         0        0        0        0        0   47,471    124,826    148,146    143,651
  Harris               $ 41,244    20,381         0        0        0        0        0   62,360     97,978     92,810     92,031
  McIntosh             $      0         0         0        0        0        0        0        0          0          0          0
  Stanton              $      0         0         0        0        0        0        0        0          0          0      5,853
  Wansley              $      0         0         0        0        0        0        0  177,437    181,835    182,555    169,083
 Purchased Power (15)  $ 39,344    13,039    20,417   21,329   23,977   25,653   25,217   13,499     10,958     10,453      5,389
 Operations
  & Maintenance (16)   $ 33,305    64,562    82,086   98,189  111,764  118,231  120,453  125,129    129,666    126,028    124,883
 Administration
  and General (17)     $ 12,729    26,966    29,734   31,921   32,391   32,873   33,364   33,872     34,386     34,924     35,465
                       --------  --------   -------  -------  -------  -------  -------  -------  ---------  ---------  ---------
 Total Operating
  Expenses             $127,891   133,050   132,237  152,608  169,773  180,609  183,821  465,601    587,255    600,484    580,579

NET OPERATING
 REVENUES ($000)       $136,693   307,750   360,923  383,198  352,792  354,948  368,785  393,378    439,665    459,167    468,574

ANNUAL
 INTEREST($000)(18)    $ 36,531    73,063    87,463  101,863  101,863  101,863  101,863  101,863    101,863    101,863    101,863

ANNUAL INTEREST
 COVERAGE (19)             3.74      4.21      4.13     3.76     3.46     3.48     3.62     3.86       4.32       4.51       4.60

2003-15 AVG INTEREST
 COVERAGE (20)             4.05

                                   Exhibit A-2

                     Southern Power Company, Inc. Facilities
                           Projected Operating Results

                 Sensitivity A - Low Fuel Market Price Scenario


Year Ending
December 31,            2014        2015       2016       2017       2018       2019       2020       2021       2022       2023
-----------------     ----------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
CONSOLIDATED

PERFORMANCE
 Annual Average
  Capacity (MW)(2)         5,802      5,802      5,802      5,802      5,802      5,802      5,802      5,802      5,802      5,802
 Average Capacity
  Factor (%)(3)             38.9%      36.2%      32.1%      30.0%      28.5%      26.4%      24.1%      22.6%      21.5%      21.5%
 Contract Energy
  Sales (GWh)(4)           7,522      6,962      6,157      5,773      5,552      4,049        629          0          0          0
 Other Energy
  Sales (GWh)(4)          12,372     11,527     10,266      9,555      9,022      9,379     11,641     11,487     10,919     10,919
 Total Energy
  Sales (GWh)             19,893     18,489     16,423     15,328     14,574     13,428     12,270     11,487     10,919     10,919
 Fuel
  Consumption (BBtu)     149,925    140,040    126,140    118,353    113,040    104,994     96,881     91,272     86,883     86,883
 Average Net Heat
  Rate (Btu/kWh)(5)        7,580      7,618      7,726      7,766      7,802      7,840      7,896      7,945      7,957      7,957
 SO(2) Allowances
  Purchased (Tons)(6)         73         69         63         59         57         53         48         46         43         43
 NO(X) Allowances
  Purchased (Tons)(7)        245        212        164        130        114        103         64         57         47         47

COMMODITY PRICES
 General
  Inflation (%)(8)          2.60       2.60       2.60       2.60       2.60       2.60       2.60       2.60       2.60       2.60
 Contract Electricity
  Price ($/MWh)(9)    $    26.78      28.92      34.69      36.93      39.66      40.25      44.69       0.00       0.00       0.00
 Other Capacity
  Price ($/MWh)(10)   $    68.74      72.86      74.82      77.65      82.06      84.68      86.16      87.74      89.36      91.68
 Other Energy
  Price ($/MWh)(10)   $    47.20      47.65      50.43      51.73      53.21      55.74      57.69      59.33      60.43      62.00
 Fuel Price
 ($/MMBtu)(11)        $     4.69       4.86       5.10       5.31       5.46       5.67       5.89       6.07       6.24       6.37
 SO(2) Allowances
 ($/Ton)(12)          $      199        204        209        215        220        226        232        238        244        251
 NO(X) Allowances
 ($/Ton)(13)          $    2,142      2,197      2,255      2,313      2,373      2,435      2,498      2,563      2,630      2,698

OPERATING
 REVENUES ($000)
 Contract Electricity
  Revenues
  Dahlberg            $        0          0          0          0          0          0          0          0          0          0
  Franklin (14)       $        0          0          0          0          0          0          0          0          0          0
  Harris (14)         $   72,345     73,483     75,455     74,414     76,660     16,401          0          0          0          0
  McIntosh            $  129,106    127,834    138,116    138,806    143,554    146,579     28,102          0          0          0
  Stanton             $        0          0          0          0          0          0          0          0          0          0
  Wansley             $        0          0          0          0          0          0          0          0          0          0
 Other Electricity
  Revenues
  Dahlberg            $   57,896     59,465     60,736     61,843     64,942     67,709     69,103     69,683     70,940     72,784
  Franklin (14)       $  262,420    250,941    239,089    230,686    231,792    230,042    215,531    220,156    202,691    207,961
  Harris              $  159,844    158,443    153,603    150,128    153,100    245,144    292,093    285,628    287,713    295,192
  McIntosh            $        0          0          0          0          0          0    221,487    276,155    267,296    274,246
  Stanton             $   88,411     86,524     89,755     91,538     88,806     88,640     88,566     86,042     88,643     90,947
  Wansley             $  291,865    286,945    275,388    272,348    271,391    266,018    264,221    252,991    260,978    267,763
                      ----------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
 Total Operating
  Revenues            $1,061,887  1,043,635  1,032,142  1,019,763  1,030,245  1,060,533  1,179,103  1,190,655  1,178,261  1,208,893

OPERATING
 EXPENSES ($000)
 Fuel
  Dahlberg            $    2,215      1,341      1,297        458          0        401        471         20          0          0
  Franklin            $  135,391    128,282    119,272    113,497    108,708    104,220     93,729     96,113     82,574     84,261
  Harris              $   88,410     88,622     84,287     83,324     82,547    126,063    150,243    145,923    146,140    149,455
  McIntosh            $        0          0          0          0          0          0    112,354    137,421    132,151    135,100
  Stanton             $   52,874     50,261     51,676     52,439     51,357     50,984     50,537     48,789     50,359     51,268
  Wansley             $  162,937    160,016    148,545    145,328    142,477    135,835    134,330    125,305    130,498    133,510
 Purchased Power (15) $    5,303      5,003      4,705      4,439      4,423      1,976          0          0          0          0
 Operations
  & Maintenance (16)  $  118,504    115,360    111,908    110,260    114,456    124,837    106,269    105,320    106,268    109,258
 Administration
  and General (17)    $   36,022     36,601     37,186     37,792     38,416     39,052     39,705     40,375     41,060     41,768
                      ----------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
 Total Operating
  Expenses            $  601,656    585,487    558,876    547,537    542,385    583,369    687,637    699,265    689,049    704,619

NET OPERATING
 REVENUES ($000)      $  460,231    458,148    473,266    472,226    487,860    477,164    491,466    491,390    489,212    504,274

ANNUAL INTEREST
 ($000)(18)YV         $  101,863    101,863    101,863    101,863    101,863    101,863    101,863    101,863    101,863    101,863

ANNUAL INTEREST
 COVERAGE (19)              4.52       4.50       4.65       4.64       4.79       4.68       4.82       4.82       4.80       4.95

2003-15 AVG INTEREST
 COVERAGE (20)              4.05

                            FOOTNOTES TO EXHIBIT A-2



The footnotes to Exhibit A-2 are the same as the footnotes for Exhibit A-1, except:

3. Capacity factor as estimated by PA Consulting under its "Low Gas Price" scenario.
10.      As estimated by PA Consulting in its "Low Gas Price" scenario.
11.      As estimated by PA Consulting in its "Low Gas Price" scenario.

EXHIBIT A-3    SENSITIVITY B - HIGH GAS MARKET PRICE SCENARIO

                                   EXHIBIT A-3

                     SOUTHERN POWER COMPANY, INC. FACILITIES
                           PROJECTED OPERATING RESULTS

                 SENSITIVITY B - HIGH FUEL MARKET PRICE SCENARIO



Year Ending December 31,                       2003(1)        2004          2005          2006           2007         2008
                                             ----------    ----------     ----------    ----------    ----------    ----------

CONSOLIDATED

PERFORMANCE

     Annual Average Capacity (MW)(2)              4,612         4,612          5,802         5,802         5,802         5,802
     Average Capacity Factor (%)(3)                31.0%         27.7%          29.2%         35.8%         40.7%         41.9%
     Contract Energy Sales (GWh)(4)               5,894        10,729         15,261        18,639        21,180        21,761
     Other Energy Sales (GWh)(4)                  1,103           721              0             1            25            54
                                             ----------    ----------     ----------    ----------    ----------    ----------
     Total Energy Sales (GWh)                     6,997        11,450         15,261        18,640        21,205        21,815
     Fuel Consumption (BBtu)                     48,291        87,948        115,730       141,456       158,669       163,034
     Average Net Heat Rate (Btu/kWh)(5)           7,709         7,858          7,792         7,774         7,664         7,654
     SO2 Allowances Purchased (Tons)(6)              24            44             57            70            78            81
     NOX Allowances Purchased (Tons)(7)               0           (87)           114           168           253           272

COMMODITY PRICES

     General Inflation (%)(8)                      2.60          2.60           2.60          2.60          2.60          2.60
     Contract Electricity Price ($/MWh)(9)   $    35.23         37.11          32.25         29.42         25.85         25.45
     Other Capacity Price ($/MWh)(10)        $    16.91         18.77          16.99         19.28         16.95         18.85
     Other Energy Price ($/MWh)(10)          $    58.07         54.29           0.00         77.43         74.45         74.66
     Fuel Price ($/MMBtu)(11)                $     5.95          5.52           0.00          4.17          3.98          4.10
     SO2 Allowances ($/Ton)(12)              $      150           154            158           162           166           171
     NOX Allowances ($/Ton)(13)              $        0         2,000          1,700         1,744         1,790         1,836

OPERATING REVENUES ($000)

     Contract Electricity Revenues
        Dahlberg                             $   16,638        34,138              0             0             0             0
        Franklin (14)                        $   88,652       108,851        115,376       120,985       124,041       123,701
        Harris (14)                          $   36,148       116,316        145,693       149,122       147,086       148,231
        McIntosh                             $        0             0         90,332       135,335       132,400       135,677
        Stanton                              $   10,466        45,636         44,902        45,339        45,838        46,278
        Wansley                              $   55,734        93,179         95,904        97,532        98,104        99,920
     Other Electricity Revenues
        Dahlberg                             $    2,235         4,488         13,540        15,479        15,377        19,089
        Franklin (14)                        $    3,546        13,062              0             0             0             0
        Harris                               $   67,478        31,120              0             0             0             0
        McIntosh                             $        0             0              0             0             0             0
        Stanton                              $        0             0              0             0             0             0
        Wansley                              $        0             0              0             0             0             0
                                             ----------    ----------     ----------    ----------    ----------    ----------

     Total Operating Revenues                $  280,897       446,790        505,747       563,792       562,846       572,896

OPERATING EXPENSES ($000)

     Fuel
        Dahlberg                             $       42             0              0            75         1,295         2,910
        Franklin                             $    1,570         9,041              0             0             0             0
        Harris                               $   49,304        22,259              0             0             0             0
        McIntosh                             $        0             0              0             0             0             0
        Stanton                              $        0             0              0             0             0             0
        Wansley                              $        0             0              0             0             0             0
     Purchased Power (15)                    $   46,792        14,027         21,668        22,810        25,324        27,175
     Operations & Maintenance (16)           $   33,001        58,717         74,736        87,203        97,949       103,330
     Administration and General (17)         $   12,729        26,966         29,734        31,921        32,391        32,873
                                             ----------    ----------     ----------    ----------    ----------    ----------

     Total Operating Expenses                $  143,439       131,010        126,138       142,009       156,959       166,288

NET OPERATING REVENUES ($000)                $  137,458       315,780        379,609       421,784       405,887       406,609

ANNUAL INTEREST($000)(18)                    $   36,531        73,063         87,463       101,863       101,863       101,863

ANNUAL INTEREST COVERAGE (19)                      3.76          4.32           4.34          4.14          3.98          3.99
2003-15 AVG INTEREST COVERAGE (20)                 4.28




Year Ending December 31,                      2009          2010          2011         2012          2013
                                            ---------    ----------    ----------    ----------    ----------

CONSOLIDATED

PERFORMANCE

     Annual Average Capacity (MW)(2)            5,802         5,802         5,802         5,802         5,802
     Average Capacity Factor (%)(3)              41.0%         37.5%         38.4%         36.4%         33.5%
     Contract Energy Sales (GWh)(4)            21,255        11,821         9,189         8,141         7,330
     Other Energy Sales (GWh)(4)                   74         7,460        10,531        10,533         9,785
                                            ---------    ----------    ----------    ----------    ----------
     Total Energy Sales (GWh)                  21,329        19,281        19,719        18,674        17,115
     Fuel Consumption (BBtu)                  159,541       146,825       149,868       142,032       131,940
     Average Net Heat Rate (Btu/kWh)(5)         7,658         7,712         7,674         7,681         7,753
     SO2 Allowances Purchased (Tons)(6)            80            74            74            69            65
     NOX Allowances Purchased (Tons)(7)           252           198           219           201           167

COMMODITY PRICES

     General Inflation (%)(8)                    2.60          2.60          2.60          2.60          2.60
     Contract Electricity Price ($/MWh)(9)      25.94         30.01         31.36         31.32         35.39
     Other Capacity Price ($/MWh)(10)           29.83         45.82         54.61         60.52         64.84
     Other Energy Price ($/MWh)(10)             85.76         51.60         53.06         54.50         55.68
     Fuel Price ($/MMBtu)(11)                    4.23          5.04          5.18          5.37          5.59
     SO2 Allowances ($/Ton)(12)                   175           180           184           189           194
     NOX Allowances ($/Ton)(13)                 1,884         1,933         1,983         2,035         2,088

OPERATING REVENUES ($000)

     Contract Electricity Revenues
        Dahlberg                                    0             0             0             0             0
        Franklin (14)                         125,333        81,771        26,446             0             0
        Harris (14)                           148,570        91,202        76,143        75,343        75,602
        McIntosh                              131,497       135,112       139,245       132,778       144,149
        Stanton                                46,137        46,647        46,310        46,840        39,657
        Wansley                                99,767             0             0             0             0
     Other Electricity Revenues
        Dahlberg                               30,104        37,549        49,907        51,355        53,722
        Franklin (14)                               0        81,608       223,846       267,121       255,957
        Harris                                      0       107,545       166,117       166,614       165,580
        McIntosh                                    0             0             0             0             0
        Stanton                                     0             0             0             0        10,080
        Wansley                                     0       280,465       306,660       308,552       296,429
                                            ---------    ----------    ----------    ----------    ----------

     Total Operating Revenues                 581,408       861,899     1,034,674     1,048,603     1,041,176

OPERATING EXPENSES ($000)

     Fuel
        Dahlberg                                4,080           775         4,877         2,218         1,485
        Franklin                                    0        47,895       127,085       148,523       140,527
        Harris                                      0        65,428        99,828        98,965        98,558
        McIntosh                                    0             0             0             0             0
        Stanton                                     0             0             0             0         6,220
        Wansley                                     0       173,932       186,007       184,902       176,282
     Purchased Power (15)                      26,832        13,433        10,735        10,604         5,431
     Operations & Maintenance (16)            105,517       100,656       107,448       105,392       105,518
     Administration and General (17)           33,364        33,872        34,386        34,924        35,465
                                            ---------    ----------    ----------    ----------    ----------

     Total Operating Expenses                 169,793       435,991       570,366       585,529       569,487

NET OPERATING REVENUES ($000)                 411,615       425,908       464,308       463,073       471,689

ANNUAL INTEREST($000)(18)                     101,863       101,863       101,863       101,863       101,863

ANNUAL INTEREST COVERAGE (19)                    4.04          4.18          4.56          4.55          4.63
2003-15 AVG INTEREST COVERAGE (20)

                                   EXHIBIT A-3

                     SOUTHERN POWER COMPANY, INC. FACILITIES
                           PROJECTED OPERATING RESULTS

                 SENSITIVITY B - HIGH FUEL MARKET PRICE SCENARIO




Year Ending December 31,                       2014       2015           2016         2017          2018           2019
                                             -------    ----------    ----------    ----------    ----------    ----------
CONSOLIDATED

PERFORMANCE

     Annual Average Capacity (MW)(2)           5,802         5,802         5,802         5,802         5,802         5,802
     Average Capacity Factor (%)(3)             29.9%         27.6%         25.7%         23.9%         21.6%         20.5%
     Contract Energy Sales (GWh)(4)            5,805         5,399         5,051         4,658         4,059         3,260
     Other Energy Sales (GWh)(4)               9,503         8,687         8,093         7,580         6,978         7,191
                                             -------    ----------    ----------    ----------    ----------    ----------
     Total Energy Sales (GWh)                 15,308        14,086        13,144        12,238        11,037        10,451
     Fuel Consumption (BBtu)                 118,813       109,707       102,992        96,274        87,163        83,229
     Average Net Heat Rate (Btu/kWh)(5)        7,806         7,835         7,883         7,913         7,943         7,986
     SO2 Allowances Purchased (Tons)(6)           60            56            51            48            43            42
     NOX Allowances Purchased (Tons)(7)          135            96            74            53            43            34

COMMODITY PRICES

     General Inflation (%)(8)                   2.60          2.60          2.60          2.60          2.60          2.60
     Contract Electricity Price ($/MWh)(9)     37.70         40.75         43.70         46.76         51.17         49.85
     Other Capacity Price ($/MWh)(10)          67.86         68.95         71.80         74.57         77.90         78.67
     Other Energy Price ($/MWh)(10)            57.81         59.38         61.10         63.25         65.69         69.89
     Fuel Price ($/MMBtu)(11)                   5.97          6.20          6.47          6.73          6.94          7.20
     SO2 Allowances ($/Ton)(12)                  199           204           209           215           220           226
     NOX Allowances ($/Ton)(13)                2,142         2,197         2,255         2,313         2,373         2,435

OPERATING REVENUES ($000)

     Contract Electricity Revenues
        Dahlberg                                   0             0             0             0             0             0
        Franklin (14)                              0             0             0             0             0             0
        Harris (14)                           76,189        75,949        75,626        74,376        73,063        16,026
        McIntosh                             142,671       144,038       145,113       143,433       134,634       146,494
        Stanton                                    0             0             0             0             0             0
        Wansley                                    0             0             0             0             0             0
     Other Electricity Revenues
        Dahlberg                              54,445        54,216        56,270        58,466        61,268        61,924
        Franklin (14)                        246,117       230,727       227,466       217,254       214,230       212,743
        Harris                               152,410       151,244       148,916       146,806       145,134       238,972
        McIntosh                                   0             0             0             0             0             0
        Stanton                               86,925        84,675        88,791        90,137        88,963        87,973
        Wansley                              282,383       272,278       261,721       266,698       262,088       249,231
                                             -------    ----------    ----------    ----------    ----------    ----------

     Total Operating Revenues                041,140     1,013,127     1,003,903       997,170       979,380     1,013,363

OPERATING EXPENSES ($000)

     Fuel
        Dahlberg                                 746             0             0             0             0             0
        Franklin                             133,598       122,154       121,291       112,592       104,903        99,715
        Harris                                88,494        89,336        87,480        86,349        81,038       131,056
        McIntosh                                   0             0             0             0             0             0
        Stanton                               53,255        51,458        54,236        54,288        54,338        52,517
        Wansley                              167,421       160,026       150,449       151,467       145,107       131,777
     Purchased Power (15)                      5,023         4,871         4,659         4,450         4,102         1,976
     Operations & Maintenance (16)           100,460        98,045       102,019        97,914        96,443        95,782
     Administration and General (17)          36,022        36,601        37,186        37,792        38,416        39,052
                                             -------    ----------    ----------    ----------    ----------    ----------

     Total Operating Expenses                585,019       562,492       557,319       544,852       524,348       551,875

NET OPERATING REVENUES ($000)                456,121       450,635       446,584       452,318       455,032       461,488

ANNUAL INTEREST($000)(18)                    101,863       101,863       101,863       101,863       101,863       101,863

ANNUAL INTEREST COVERAGE (19)                   4.48          4.42          4.38          4.44          4.47          4.53
2003-15 AVG INTEREST COVERAGE (20)              4.28



Year Ending December 31,                      2020          2021          2022          2023
                                            ---------    ----------    ----------     ----------
CONSOLIDATED

PERFORMANCE

     Annual Average Capacity (MW)(2)            5,802         5,802         5,802          5,802
     Average Capacity Factor (%)(3)              18.6%         17.4%         16.0%          16.0%
     Contract Energy Sales (GWh)(4)               472             0             0              0
     Other Energy Sales (GWh)(4)                8,986         8,819         8,145          8,145
                                            ---------    ----------    ----------     ----------
     Total Energy Sales (GWh)                   9,458         8,819         8,145          8,145
     Fuel Consumption (BBtu)                   75,749        70,859        65,626         65,626
     Average Net Heat Rate (Btu/kWh)(5)         8,009         8,035         8,058          8,058
     SO2 Allowances Purchased (Tons)(6)            38            36            33             33
     NOX Allowances Purchased (Tons)(7)            11             2           (10)           (10)

COMMODITY PRICES

     General Inflation (%)(8)                    2.60          2.60          2.60           2.60
     Contract Electricity Price ($/MWh)(9)      56.53          0.00          0.00           0.00
     Other Capacity Price ($/MWh)(10)           80.18         86.61         89.36          91.68
     Other Energy Price ($/MWh)(10)             72.01         73.29         75.12          77.07
     Fuel Price ($/MMBtu)(11)                    7.49          7.72          7.96           8.13
     SO2 Allowances ($/Ton)(12)                   232           238           244            251
     NOX Allowances ($/Ton)(13)                 2,498         2,563         2,630          2,698

OPERATING REVENUES ($000)

     Contract Electricity Revenues
        Dahlberg                                    0             0             0              0
        Franklin (14)                               0             0             0              0
        Harris (14)                                 0             0             0              0
        McIntosh                               26,677             0             0              0
        Stanton                                     0             0             0              0
        Wansley                                     0             0             0              0
     Other Electricity Revenues
        Dahlberg                               63,288        68,689        70,940         72,784
        Franklin (14)                         196,652       204,281       186,701        191,555
        Harris                                288,563       276,406       282,400        289,741
        McIntosh                              207,099       271,060       257,909        264,615
        Stanton                                89,150        85,329        88,197         90,489
        Wansley                               248,571       243,037       244,102        250,448
                                            ---------    ----------    ----------     ----------

     Total Operating Revenues               1,120,000     1,148,802     1,130,249      1,159,632

OPERATING EXPENSES ($000)

     Fuel
        Dahlberg                                    0             0             0              0
        Franklin                               88,464        88,534        74,531         76,009
        Harris                                157,176       145,028       146,093        149,407
        McIntosh                              108,944       139,304       128,723        131,583
        Stanton                                53,241        50,540        52,658         53,626
        Wansley                               131,272       123,315       120,472        123,224
     Purchased Power (15)                           0             0             0              0
     Operations & Maintenance (16)             95,380        94,632        99,557         97,427
     Administration and General (17)           39,705        40,375        41,060         41,768
                                            ---------    ----------    ----------     ----------

     Total Operating Expenses                 674,182       681,728       663,093        673,044

NET OPERATING REVENUES ($000)                 445,818       467,074       467,156        486,588

ANNUAL INTEREST($000)(18)                     101,863       101,863       101,863        101,863

ANNUAL INTEREST COVERAGE (19)                    4.38          4.59          4.59           4.78
2003-15 AVG INTEREST COVERAGE (20)

                              FOOTNOTES TO EXHIBIT A-3


     The footnotes to Exhibit A-3 are the same as the footnotes for Exhibit A-1, except:

3. Capacity factor as estimated by PA Consulting under its "High Gas Price" scenario.

10.  As estimated by PA Consulting in its "High Gas Price" scenario.

11.  As estimated by PA Consulting in its "High Gas Price" scenario.

EXHIBIT A-4    SENSITIVITY C - CAPACITY OVERBUILD MARKET PRICE SCENARIO

                                   EXHIBIT A-4

                     SOUTHERN POWER COMPANY, INC. FACILITIES
                           PROJECTED OPERATING RESULTS

                    SENSITIVITY C - OVERBUILD PRICE SCENARIO



Year Ending December 31,                       2003(1)       2004            2005          2006          2007          2008
                                             ----------    ----------     ----------    ----------    ----------    ----------

CONSOLIDATED

PERFORMANCE

     Annual Average Capacity (MW)(2)              4,612         4,612          5,802         5,802         5,802         5,802
     Average Capacity Factor (%)(3)                31.3%         29.5%          31.1%         38.8%         43.9%         38.4%

     Contract Energy Sales (GWh)(4)               5,943        11,442         16,215        20,208        22,807        19,959
     Other Energy Sales (GWh)(4)                  1,116           765              0             0            37             7
                                             ----------    ----------     ----------    ----------    ----------    ----------
     Total Energy Sales (GWh)                     7,059        12,207         16,215        20,208        22,844        19,966

     Fuel Consumption (BBtu)                     48,697        92,948        122,228       151,604       168,896       148,972
     Average Net Heat Rate (Btu/kWh)(5)           7,710         7,788          7,741         7,683         7,572         7,642

     SO2 Allowances Purchased (Tons)(6)              24            47             61            76            83            74
     NOX Allowances Purchased (Tons)(7)               0           (70)           163           225           291           244

COMMODITY PRICES

     General Inflation (%)(8)                      2.60          2.60           2.60          2.60          2.60          2.60
     Contract Electricity Price ($/MWh)(9)   $    34.44         34.72          30.16         26.72         23.45         26.70
     Other Capacity Price ($/MWh)(10)        $    16.91         18.52          16.99         17.63         16.96         17.35
     Other Energy Price ($/MWh)(10)          $    52.82         48.71           0.00          0.00         66.66         65.93
     Fuel Price ($/MMBtu)(11)                $     5.40          4.96           0.00          0.00          3.58          3.68
     SO2 Allowances ($/Ton)(12)              $      150           154            158           162           166           171
     NOX Allowances ($/Ton)(13)              $        0         2,000          1,700         1,744         1,790         1,836

OPERATING REVENUES ($000)

     Contract Electricity Revenues
       Dahlberg                              $   16,645        34,138              0             0             0             0
       Franklin (14)                         $   85,818       109,905        116,864       121,833       123,023       120,315
       Harris (14)                           $   36,235       115,862        145,327       147,411       144,218       145,291
       McIntosh                              $        0             0         86,915       129,170       125,233       123,445
       Stanton                               $   10,374        45,040         43,968        44,901        45,538        45,653
       Wansley                               $   55,624        92,339         95,909        96,611        96,728        98,123
     Other Electricity Revenues
       Dahlberg                              $    2,223         4,429         13,540        14,054        15,955        14,280
       Franklin (14)                         $    3,222        12,310              0             0             0             0
       Harris                                $   62,689        29,934              0             0             0             0
       McIntosh                              $        0             0              0             0             0             0
       Stanton                               $        0             0              0             0             0             0
       Wansley                               $        0             0              0             0             0             0
                                             ----------    ----------     ----------    ----------    ----------    ----------

       Total Operating Revenues              $  272,830       443,957        502,523       553,980       550,695       547,107

OPERATING EXPENSES ($000)

     Fuel
       Dahlberg                              $       38             0              0             0         1,703           320
       Franklin                              $    1,318         8,423              0             0             0             0
       Harris                                $   45,315        21,309              0             0             0             0
       McIntosh                              $        0             0              0             0             0             0
       Stanton                               $        0             0              0             0             0             0
       Wansley                               $        0             0              0             0             0             0
     Purchased Power (15)                    $   43,081        13,258         19,993        21,630        24,257        21,294
     Operations & Maintenance (16)           $   33,111        60,848         76,502        91,134       102,869        96,902
     Administration and General (17)         $   12,729        26,966         29,734        31,921        32,391        32,873
                                             ----------    ----------     ----------    ----------    ----------    ----------

       Total Operating Expenses              $  135,592       130,804        126,229       144,685       161,220       151,389

NET OPERATING REVENUES ($000)                $  137,238       313,154        376,294       409,295       389,474       395,718

ANNUAL INTEREST($000)(18)                    $   36,531        73,063         87,463       101,863       101,863       101,863

ANNUAL INTEREST COVERAGE (19)                      3.76          4.29           4.30          4.02          3.82          3.88
2003-15 AVG INTEREST COVERAGE (20)                 4.18


Year Ending December 31,                         2009           2010          2011         2012          2013
                                              ----------    ----------    ----------    ----------    ----------

CONSOLIDATED

PERFORMANCE

     Annual Average Capacity (MW)(2)               5,802         5,802         5,802         5,802         5,802
     Average Capacity Factor (%)(3)                 40.5%         40.7%         42.0%         40.5%         36.6%

     Contract Energy Sales (GWh)(4)               21,060        12,696        10,076         8,979         7,888
     Other Energy Sales (GWh)(4)                      43         8,226        11,463        11,822        10,837
                                              ----------    ----------    ----------    ----------    ----------
     Total Energy Sales (GWh)                     21,102        20,921        21,538        20,801        18,725

     Fuel Consumption (BBtu)                     156,836       157,496       161,511       156,240       142,566
     Average Net Heat Rate (Btu/kWh)(5)            7,611         7,623         7,573         7,584         7,657

     SO2 Allowances Purchased (Tons)(6)               78            79            81            78            70
     NOX Allowances Purchased (Tons)(7)              253           249           265           254           210

COMMODITY PRICES

     General Inflation (%)(8)                       2.60          2.60          2.60          2.60          2.60
     Contract Electricity Price ($/MWh)(9)         25.41         27.18         27.25         27.68         31.60
     Other Capacity Price ($/MWh)(10)              17.85         38.56         52.83         59.99         64.27
     Other Energy Price ($/MWh)(10)                69.99         46.54         47.88         49.26         50.52
     Fuel Price ($/MMBtu)(11)                       3.80          4.51          4.64          4.80          5.00
     SO2 Allowances ($/Ton)(12)                      175           180           184           189           194
     NOX Allowances ($/Ton)(13)                    1,884         1,933         1,983         2,035         2,088

OPERATING REVENUES ($000)

     Contract Electricity Revenues
       Dahlberg                                        0             0             0             0             0
       Franklin (14)                             122,914        81,468        25,834             0             0
       Harris (14)                               141,730        89,903        74,058        74,605        74,384
       McIntosh                                  125,711       127,005       127,834       126,963       135,346
       Stanton                                    46,141        46,647        46,856        46,966        39,522
       Wansley                                    98,651             0             0             0             0
     Other Electricity Revenues
       Dahlberg                                   17,215        32,898        47,667        53,336        53,927
       Franklin (14)                                   0        79,572       219,335       270,606       259,187
       Harris                                          0       101,590       163,069       164,372       165,570
       McIntosh                                        0             0             0             0             0
       Stanton                                         0             0             0             0        10,071
       Wansley                                         0       271,683       300,457       311,604       294,117
                                              ----------    ----------    ----------    ----------    ----------

       Total Operating Revenues                  552,362       830,766     1,005,110     1,048,452     1,032,124

OPERATING EXPENSES ($000)

     Fuel
       Dahlberg                                    2,104         1,728         4,033         3,958         1,881
       Franklin                                        0        47,048       122,685       147,580       139,669
       Harris                                          0        62,157        96,060        95,109        96,152
       McIntosh                                        0             0             0             0             0
       Stanton                                         0             0             0             0         6,105
       Wansley                                         0       169,700       179,467       182,875       170,179
     Purchased Power (15)                         23,555        13,267        10,842        10,639         5,323
     Operations & Maintenance (16)               104,512       106,752       113,175       113,724       109,905
     Administration and General (17)              33,364        33,872        34,386        34,924        35,465
                                              ----------    ----------    ----------    ----------    ----------

       Total Operating Expenses                  163,535       434,525       560,648       588,810       564,680

NET OPERATING REVENUES ($000)                    388,827       396,241       444,462       459,642       467,444

ANNUAL INTEREST($000)(18)                        101,863       101,863       101,863       101,863       101,863

ANNUAL INTEREST COVERAGE (19)                       3.82          3.89          4.36          4.51          4.59
2003-15 AVG INTEREST COVERAGE (20)

                                   EXHIBIT A-4

                     SOUTHERN POWER COMPANY, INC. FACILITIES
                           PROJECTED OPERATING RESULTS

                    SENSITIVITY C - OVERBUILD PRICE SCENARIO



Year Ending December 31,                         2014          2015          2016         2017           2018          2019
                                              ----------    ----------    ----------    ----------    ----------    ----------

CONSOLIDATED

PERFORMANCE

     Annual Average Capacity (MW)(2)               5,802         5,802         5,802         5,802         5,802         5,802
     Average Capacity Factor (%)(3)                 33.9%         32.4%         29.4%         27.1%         25.3%         23.9%

     Contract Energy Sales (GWh)(4)                6,481         6,304         5,723         5,334         4,892         3,737
     Other Energy Sales (GWh)(4)                  10,835        10,245         9,282         8,539         8,056         8,425
                                              ----------    ----------    ----------    ----------    ----------    ----------
     Total Energy Sales (GWh)                     17,316        16,549        15,005        13,873        12,948        12,162

     Fuel Consumption (BBtu)                     132,821       127,318       116,328       108,217       101,615        96,084
     Average Net Heat Rate (Btu/kWh)(5)            7,714         7,739         7,799         7,846         7,894         7,922

     SO2 Allowances Purchased (Tons)(6)               66            64            57            54            51            48
     NOX Allowances Purchased (Tons)(7)              178           152           109            89            74            61

COMMODITY PRICES

     General Inflation (%)(8)                       2.60          2.60          2.60          2.60          2.60          2.60
     Contract Electricity Price ($/MWh)(9)    $    33.19         34.67         38.57         41.41         45.39         45.44
     Other Capacity Price ($/MWh)(10)         $    66.28         71.25         72.77         75.32         76.21         81.95
     Other Energy Price ($/MWh)(10)           $    52.46         53.76         55.75         58.06         60.97         63.15
     Fuel Price ($/MMBtu)(11)                 $     5.32          5.51          5.76          6.01          6.18          6.41
     SO2 Allowances ($/Ton)(12)               $      199           204           209           215           220           226
     NOX Allowances ($/Ton)(13)               $    2,142         2,197         2,255         2,313         2,373         2,435

OPERATING REVENUES ($000)

     Contract Electricity Revenues
       Dahlberg                               $        0             0             0             0             0             0
       Franklin (14)                          $        0             0             0             0             0             0
       Harris (14)                            $   75,450        77,027        75,351        75,843        76,119        16,480
       McIntosh                               $  139,658       141,559       145,378       145,058       145,936       153,321
       Stanton                                $        0             0             0             0             0             0
       Wansley                                $        0             0             0             0             0             0
     Other Electricity Revenues
       Dahlberg                               $   54,403        56,996        57,404        59,126        59,776        65,654
       Franklin (14)                          $  251,434       244,668       235,064       223,922       227,582       226,082
       Harris                                 $  155,698       159,658       150,527       151,764       154,296       249,581
       McIntosh                               $        0             0             0             0             0             0
       Stanton                                $   88,510        89,234        91,933        93,374        93,818        87,046
       Wansley                                $  284,959       286,766       275,169       270,485       262,170       266,344
                                              ----------    ----------    ----------    ----------    ----------    ----------

       Total Operating Revenues               $1,050,112     1,055,908     1,030,826     1,019,572     1,019,697     1,064,508

OPERATING EXPENSES ($000)

     Fuel
       Dahlberg                               $    1,388           494           127             0             0           420
       Franklin                               $  134,847       126,826       122,294       113,262       111,597       103,933
       Harris                                 $   89,279        92,367        85,688        87,180        86,524       133,091
       McIntosh                               $        0             0             0             0             0             0
       Stanton                                $   54,357        53,416        54,924        54,679        55,105        51,633
       Wansley                                $  165,653       164,332       155,064       148,392       140,356       139,340
     Purchased Power (15)                     $    5,117         5,114         4,783         4,629         4,482         2,044
     Operations & Maintenance (16)            $  107,871       110,658       105,305       103,746       103,888       103,122
     Administration and General (17)          $   36,022        36,601        37,186        37,792        38,416        39,052
                                              ----------    ----------    ----------    ----------    ----------    ----------

       Total Operating Expenses               $  594,534       589,809       565,370       549,680       540,369       572,636

NET OPERATING REVENUES ($000)                 $  455,578       466,099       465,456       469,892       479,328       491,872

ANNUAL INTEREST($000)(18)                     $  101,863       101,863       101,863       101,863       101,863       101,863

ANNUAL INTEREST COVERAGE (19)                       4.47          4.58          4.57          4.61          4.71          4.83
2003-15 AVG INTEREST COVERAGE (20)                  4.18



Year Ending December 31,                        2020          2021         2022            2023
                                              ----------    ----------    ----------    ----------

CONSOLIDATED

PERFORMANCE

     Annual Average Capacity (MW)(2)               5,802         5,802         5,802         5,802
     Average Capacity Factor (%)(3)                 21.9%         20.3%         18.9%         18.9%

     Contract Energy Sales (GWh)(4)                  578             0             0             0
     Other Energy Sales (GWh)(4)                  10,560        10,331         9,608         9,608
                                              ----------    ----------    ----------    ----------
     Total Energy Sales (GWh)                     11,139        10,331         9,608         9,608

     Fuel Consumption (BBtu)                      88,597        82,571        76,999        76,999
     Average Net Heat Rate (Btu/kWh)(5)            7,954         7,993         8,014         8,014

     SO2 Allowances Purchased (Tons)(6)               44            41            40            40
     NOX Allowances Purchased (Tons)(7)               36            29            14            14

COMMODITY PRICES

     General Inflation (%)(8)                       2.60          2.60          2.60          2.60
     Contract Electricity Price ($/MWh)(9)         49.73          0.00          0.00          0.00
     Other Capacity Price ($/MWh)(10)              83.70         87.74         89.36         91.68
     Other Energy Price ($/MWh)(10)                65.07         66.58         67.56         69.32
     Fuel Price ($/MMBtu)(11)                       6.65          6.85          7.08          7.23
     SO2 Allowances ($/Ton)(12)                      232           238           244           251
     NOX Allowances ($/Ton)(13)                    2,498         2,563         2,630         2,698

OPERATING REVENUES ($000)

     Contract Electricity Revenues
       Dahlberg                                        0             0             0             0
       Franklin (14)                                   0             0             0             0
       Harris (14)                                     0             0             0             0
       McIntosh                                   28,769             0             0             0
       Stanton                                         0             0             0             0
       Wansley                                         0             0             0             0
     Other Electricity Revenues
       Dahlberg                                   66,598        69,810        70,940        72,784
       Franklin (14)                             217,435       214,425       201,267       206,499
       Harris                                    294,043       287,085       282,661       290,009
       McIntosh                                  224,041       278,217       266,722       273,657
       Stanton                                    89,129        85,030        88,273        90,568
       Wansley                                   261,609       262,273       257,694       264,394
                                              ----------    ----------    ----------    ----------

       Total Operating Revenues                1,181,624     1,196,840     1,167,557     1,197,911

OPERATING EXPENSES ($000)

     Fuel
       Dahlberg                                        0           130             0             0
       Franklin                                   97,875        92,882        83,218        84,922
       Harris                                    154,417       148,753       144,910       148,193
       McIntosh                                  117,489       140,173       134,904       137,925
       Stanton                                    53,484        49,271        51,676        52,619
       Wansley                                   135,525       134,385       130,400       133,409
     Purchased Power (15)                              0             0             0             0
     Operations & Maintenance (16)               106,651       101,397       101,242       121,073
     Administration and General (17)              39,705        40,375        41,060        41,768
                                              ----------    ----------    ----------    ----------

       Total Operating Expenses                  705,145       707,366       687,409       719,908

NET OPERATING REVENUES ($000)                    476,478       489,474       480,148       478,003

ANNUAL INTEREST($000)(18)                        101,863       101,863       101,863       101,863

ANNUAL INTEREST COVERAGE (19)                       4.68          4.81          4.71          4.69
2003-15 AVG INTEREST COVERAGE (20)

                              FOOTNOTES TO EXHIBIT A-4


     The footnotes to Exhibit A-4 are the same as the footnotes for Exhibit A-1, except:

3. Capacity factor as estimated by PA Consulting under its "Capacity Overbuild" scenario.

10.  As estimated by PA Consulting in its "Capacity Overbuild" scenario.

11.  As estimated by PA Consulting in its "Capacity Overbuild" scenario.

EXHIBIT A-5    SENSITIVITY D - REDUCED OUTPUT

                                   Exhibit A-5

                     Southern Power Company, Inc. Facilities
                           Projected Operating Results

                         Sensitivity D - Reduced Output



Year Ending December 31,                      2003(1)         2004           2005          2006          2007          2008
                                             ----------    ----------     ----------    ----------    ----------    ----------

CONSOLIDATED

PERFORMANCE

     Annual Average Capacity (MW)(2)              4,381         4,381          5,512         5,512         5,512         5,512
     Average Capacity Factor (%)(3)                31.3%         29.5%          31.7%         39.1%         43.8%         44.9%

     Contract Energy Sales (GWh)(4)               5,646        10,870         15,717        19,316        21,625        22,149
     Other Energy Sales (GWh)(4)                  1,057           727              0             8            36            70
                                             ----------    ----------     ----------    ----------    ----------    ----------
     Total Energy Sales (GWh)                     6,703        11,597         15,717        19,325        21,660        22,219

     Fuel Consumption (BBtu)                     46,239        88,302        118,036       144,978       160,151       164,289
     Average Net Heat Rate (Btu/kWh)(5)           7,706         7,788          7,715         7,685         7,572         7,572

     SO2 Allowances Purchased (Tons)(6)              23            44             58            73            80            82
     NOX Allowances Purchased (Tons)(7)               0           (80)           144           203           264           285

COMMODITY PRICES

     General Inflation (%)(8)                      2.60          2.60           2.60          2.60          2.60          2.60
     Contract Electricity Price ($/MWh)(9)   $    34.75         35.09          29.62         26.77         23.58         23.37
     Other Capacity Price ($/MWh)(10)        $    16.91         18.52          16.99         17.18         16.83         19.29
     Other Energy Price ($/MWh)(10)          $    52.82         48.71           0.00         67.30         68.30         65.65
     Fuel Price ($/MMBtu)(11)                $     5.44          5.00           0.00          3.77          3.58          3.69
     SO2 Allowances ($/Ton)(12)              $      150           154            158           162           166           171
     NOX Allowances ($/Ton)(13)              $        0         2,000          1,700         1,744         1,790         1,836

OPERATING REVENUES ($000)

     Contract Electricity Revenues
       Dahlberg                              $   16,661        34,138              0             0             0             0
       Franklin (14)                         $   82,006       105,175        111,310       114,990       117,454       118,725
       Harris (14)                           $   34,533       110,822        136,468       140,516       137,881       138,291
       McIntosh                              $        0             0         83,379       125,292       118,280       122,148
       Stanton                               $    9,934        43,202         42,628        43,454        43,663        44,009
       Wansley                               $   53,066        88,102         91,761        92,911        92,704        94,380
     Other Electricity Revenues
       Dahlberg                              $    2,111         4,207         12,862        13,557        15,186        19,184
       Franklin (14)                         $    2,899        11,695              0             0             0             0
       Harris                                $   59,555        28,437              0             0             0             0
       McIntosh                              $        0             0              0             0             0             0
       Stanton                               $        0             0              0             0             0             0
       Wansley                               $        0             0              0             0             0             0
                                             ----------    ----------     ----------    ----------    ----------    ----------

       Total Operating Revenues              $  260,765       425,778        478,408       530,720       525,168       536,737

OPERATING EXPENSES ($000)

     Fuel
       Dahlberg                              $       38             0              0           407         1,663         3,346
       Franklin                              $    1,127         8,070              0             0             0             0
       Harris                                $   43,428        20,410              0             0             0             0
       McIntosh                              $        0             0              0             0             0             0
       Stanton                               $        0             0              0             0             0             0
       Wansley                               $        0             0              0             0             0             0
     Purchased Power (15)                    $   40,949        12,596         19,926        21,044        23,012        24,466
     Operations & Maintenance (16)           $   32,920        60,457         77,328        91,518       102,071       107,865
     Administration and General (17)         $   12,729        26,966         29,734        31,921        32,391        32,873
                                             ----------    ----------     ----------    ----------    ----------    ----------

       Total Operating Expenses              $  131,191       128,499        126,988       144,890       159,137       168,550

NET OPERATING REVENUES ($000)                $  129,574       297,280        351,419       385,830       366,031       368,187

ANNUAL INTEREST($000)(18)                    $   36,531        73,063         87,463       101,863       101,863       101,863

ANNUAL INTEREST COVERAGE (19)                      3.55          4.07           4.02          3.79          3.59          3.61
2003-15 AVG INTEREST COVERAGE (20)                 3.97




Year Ending December 31,                        2009           2010          2011          2012          2013
                                              ----------    ----------    ----------    ----------    ----------

CONSOLIDATED

PERFORMANCE

     Annual Average Capacity (MW)(2)               5,512         5,512         5,512         5,512         5,512
     Average Capacity Factor (%)(3)                 43.6%         41.2%         42.3%         40.0%         36.5%

     Contract Energy Sales (GWh)(4)               21,476        12,076         9,507         8,404         7,441
     Other Energy Sales (GWh)(4)                      81         8,067        11,135        11,091        10,264
                                              ----------    ----------    ----------    ----------    ----------
     Total Energy Sales (GWh)                     21,557        20,143        20,642        19,495        17,704

     Fuel Consumption (BBtu)                     159,513       151,511       154,520       146,678       134,857
     Average Net Heat Rate (Btu/kWh)(5)            7,575         7,615         7,557         7,596         7,661

     SO2 Allowances Purchased (Tons)(6)               81            76            78            73            67
     NOX Allowances Purchased (Tons)(7)              263           231           248           227           188

COMMODITY PRICES

     General Inflation (%)(8)                       2.60          2.60          2.60          2.60          2.60
     Contract Electricity Price ($/MWh)(9)         23.86         27.29         27.74         28.39         32.60
     Other Capacity Price ($/MWh)(10)              36.69         46.49         58.16         62.97         67.71
     Other Energy Price ($/MWh)(10)                67.93         45.84         47.51         49.19         50.06
     Fuel Price ($/MMBtu)(11)                       3.80          4.52          4.66          4.83          5.04
     SO2 Allowances ($/Ton)(12)                      175           180           184           189           194
     NOX Allowances ($/Ton)(13)                    1,884         1,933         1,983         2,035         2,088

OPERATING REVENUES ($000)

     Contract Electricity Revenues
       Dahlberg                                        0             0             0             0             0
       Franklin (14)                             118,989        78,662        25,138             0             0
       Harris (14)                               137,776        85,194        71,287        71,025        71,295
       McIntosh                                  116,572       120,978       122,596       122,774       133,166
       Stanton                                    44,261        44,744        44,673        44,808        38,131
       Wansley                                    94,871             0             0             0             0
     Other Electricity Revenues
       Dahlberg                                   33,298        38,305        50,809        52,639        53,471
       Franklin (14)                                   0        77,414       214,642       258,359       247,106
       Harris                                          0        99,160       159,405       155,972       158,699
       McIntosh                                        0             0             0             0             0
       Stanton                                         0             0             0             0         9,301
       Wansley                                         0       272,710       294,122       295,579       280,788
                                              ----------    ----------    ----------    ----------    ----------

       Total Operating Revenues                  545,767       817,167       982,672     1,001,156       991,957

OPERATING EXPENSES ($000)

     Fuel
       Dahlberg                                    4,029         2,440         4,997         3,525         1,634
       Franklin                                        0        44,964       118,472       140,566       132,862
       Harris                                          0        59,753        93,296        89,875        92,270
       McIntosh                                        0             0             0             0             0
       Stanton                                         0             0             0             0         5,658
       Wansley                                         0       168,425       173,971       172,927       162,266
     Purchased Power (15)                         23,942        12,401         9,986         9,767         5,007
     Operations & Maintenance (16)               109,208       107,491       113,908       113,879       108,623
     Administration and General (17)              33,364        33,872        34,386        34,924        35,465
                                              ----------    ----------    ----------    ----------    ----------

       Total Operating Expenses                  170,543       429,347       549,017       565,464       543,785

NET OPERATING REVENUES ($000)                    375,224       387,820       433,655       435,693       448,171

ANNUAL INTEREST($000)(18)                        101,863       101,863       101,863       101,863       101,863

ANNUAL INTEREST COVERAGE (19)                       3.68          3.81          4.26          4.28          4.40
2003-15 AVG INTEREST COVERAGE (20)

                                   Exhibit A-5

                     Southern Power Company, Inc. Facilities
                           Projected Operating Results

                         Sensitivity D - Reduced Output







Year Ending December 31,                        2014          2015         2016          2017          2018          2019
                                            ----------    ----------    ----------    ----------    ----------    ----------

CONSOLIDATED

PERFORMANCE

     Annual Average Capacity (MW)(2)             5,512         5,512         5,512         5,512         5,512         5,512
     Average Capacity Factor (%)(3)               33.1%         31.3%         28.5%         26.3%         24.5%         22.8%

     Contract Energy Sales (GWh)(4)              6,034         5,749         5,348         4,859         4,501         3,398
     Other Energy Sales (GWh)(4)                10,022         9,470         8,490         7,922         7,397         7,658
                                            ----------    ----------    ----------    ----------    ----------    ----------
     Total Energy Sales (GWh)                   16,056        15,219        13,838        12,781        11,898        11,056

     Fuel Consumption (BBtu)                   123,558       117,262       107,601        99,814        93,450        87,410
     Average Net Heat Rate (Btu/kWh)(5)          7,740         7,750         7,822         7,855         7,901         7,928

     SO2 Allowances Purchased (Tons)(6)             62            58            54            50            46            43
     NOX Allowances Purchased (Tons)(7)            152           121            83            64            51            38

COMMODITY PRICES

     General Inflation (%)(8)                     2.60          2.60          2.60          2.60          2.60          2.60
     Contract Electricity Price ($/MWh)(9)  $    34.56         36.47         39.87         43.90         46.87         46.82
     Other Capacity Price ($/MWh)(10)       $    67.83         71.68         74.42         76.04         79.21         83.11
     Other Energy Price ($/MWh)(10)         $    52.74         53.05         55.13         57.70         59.65         62.83
     Fuel Price ($/MMBtu)(11)               $     5.38          5.57          5.84          6.08          6.26          6.50
     SO2 Allowances ($/Ton)(12)             $      199           204           209           215           220           226
     NOX Allowances ($/Ton)(13)             $    2,142         2,197         2,255         2,313         2,373         2,435

OPERATING REVENUES ($000)

     Contract Electricity Revenues
       Dahlberg                             $        0             0             0             0             0             0
       Franklin (14)                        $        0             0             0             0             0             0
       Harris (14)                          $   72,508        73,365        72,444        71,808        72,853        15,567
       McIntosh                             $  136,033       136,292       140,800       141,513       138,096       143,517
       Stanton                              $        0             0             0             0             0             0
       Wansley                              $        0             0             0             0             0             0
     Other Electricity Revenues
       Dahlberg                             $   52,586        54,014        55,548        56,776        59,306        62,506
       Franklin (14)                        $  238,351       224,647       217,665       210,762       211,114       208,604
       Harris                               $  147,022       147,936       141,930       141,905       142,837       231,408
       McIntosh                             $        0             0             0             0             0             0
       Stanton                              $   81,307        82,352        83,608        83,651        83,090        80,830
       Wansley                              $  268,452       267,262       253,624       254,549       247,527       247,260
                                            ----------    ----------    ----------    ----------    ----------    ----------

       Total Operating Revenues             $  996,259       985,868       965,619       960,964       954,823       989,692

OPERATING EXPENSES ($000)

     Fuel
       Dahlberg                             $    1,167           282             0             0             0             0
       Franklin                             $  128,064       117,685       113,992       107,140       102,900        94,921
       Harris                               $   84,056        86,370        81,756        81,686        79,808       123,696
       McIntosh                             $        0             0             0             0             0             0
       Stanton                              $   49,576        49,822        50,321        49,625        49,948        47,721
       Wansley                              $  155,459       155,462       142,996       140,350       133,782       128,569
     Purchased Power (15)                   $    4,788         4,651         4,413         4,225         4,070         1,852
     Operations & Maintenance (16)          $  105,302       108,721       103,005       101,715       101,896       100,125
     Administration and General (17)        $   36,022        36,601        37,186        37,792        38,416        39,052
                                            ----------    ----------    ----------    ----------    ----------    ----------

       Total Operating Expenses             $  564,434       559,595       533,669       522,533       510,821       535,936

NET OPERATING REVENUES ($000)               $  431,825       426,273       431,950       438,431       444,002       453,756

ANNUAL INTEREST($000)(18)                   $  101,863       101,863       101,863       101,863       101,863       101,863

ANNUAL INTEREST COVERAGE (19)                     4.24          4.18          4.24          4.30          4.36          4.45
2003-15 AVG INTEREST COVERAGE (20)                3.97





Year Ending December 31,                         2020           2021            2022             2023
                                              ----------    ----------    ----------     ----------

CONSOLIDATED

PERFORMANCE

     Annual Average Capacity (MW)(2)               5,512         5,512         5,512          5,512
     Average Capacity Factor (%)(3)                 21.0%         20.2%         18.4%          18.4%

     Contract Energy Sales (GWh)(4)                  523             0             0              0
     Other Energy Sales (GWh)(4)                   9,601         9,760         8,906          8,906
                                              ----------    ----------    ----------     ----------
     Total Energy Sales (GWh)                     10,124         9,760         8,906          8,906

     Fuel Consumption (BBtu)                      80,558        78,109        71,405         71,405
     Average Net Heat Rate (Btu/kWh)(5)            7,957         8,003         8,018          8,018

     SO2 Allowances Purchased (Tons)(6)               40            39            36             36
     NOX Allowances Purchased (Tons)(7)               16            12            (2)            (2)

COMMODITY PRICES

     General Inflation (%)(8)                       2.60          2.60          2.60           2.60
     Contract Electricity Price ($/MWh)(9)         51.14          0.00          0.00           0.00
     Other Capacity Price ($/MWh)(10)              84.87         87.74         89.36          91.68
     Other Energy Price ($/MWh)(10)                64.45         66.02         67.65          69.40
     Fuel Price ($/MMBtu)(11)                       6.75          6.90          7.16           7.32
     SO2 Allowances ($/Ton)(12)                      232           238           244            251
     NOX Allowances ($/Ton)(13)                    2,498         2,563         2,630          2,698

OPERATING REVENUES ($000)

     Contract Electricity Revenues
       Dahlberg                                        0             0             0              0
       Franklin (14)                                   0             0             0              0
       Harris (14)                                     0             0             0              0
       McIntosh                                   26,758             0             0              0
       Stanton                                         0             0             0              0
       Wansley                                         0             0             0              0
     Other Electricity Revenues
       Dahlberg                                   63,934        66,178        67,392         69,144
       Franklin (14)                             198,453       202,869       188,074        192,962
       Harris                                    271,374       268,626       269,169        276,168
       McIntosh                                  206,287       265,826       246,963        253,384
       Stanton                                    82,352        80,216        81,518         83,637
       Wansley                                   245,028       244,276       241,839        248,126
                                              ----------    ----------    ----------     ----------

       Total Operating Revenues                1,094,186     1,127,991     1,094,955      1,123,421

OPERATING EXPENSES ($000)

     Fuel
       Dahlberg                                        0             0             0              0
       Franklin                                   88,306        89,218        77,718         79,279
       Harris                                    142,849       140,234       139,116        142,248
       McIntosh                                  107,577       136,710       123,346        126,066
       Stanton                                    49,330        47,612        48,406         49,264
       Wansley                                   127,626       125,551       122,948        125,764
     Purchased Power (15)                              0             0             0              0
     Operations & Maintenance (16)                99,569       105,169        99,893        120,492
     Administration and General (17)              39,705        40,375        41,060         41,768
                                              ----------    ----------    ----------     ----------

       Total Operating Expenses                  654,962       684,868       652,486        684,881

NET OPERATING REVENUES ($000)                    439,224       443,123       442,469        438,540

ANNUAL INTEREST($000)(18)                        101,863       101,863       101,863        101,863

ANNUAL INTEREST COVERAGE (19)                       4.31          4.35          4.34           4.31
2003-15 AVG INTEREST COVERAGE (20)

                              FOOTNOTES TO EXHIBIT A-5


        The footnotes to Exhibit A-5 are the same as the footnotes for Exhibit A-1, except:

2. The output of the Generating Facilities is assumed to be 5 percent less than that assumed in the Base Case.

EXHIBIT A-6    Sensitivity E - Reduced Availability

                                   EXHIBIT A-6

                     SOUTHERN POWER COMPANY, INC. FACILITIES
                           PROJECTED OPERATING RESULTS

                      SENSITIVITY E - REDUCED AVAILABILITY

YEAR ENDING DECEMBER 31,                           2003(1)          2004          2005         2006         2007         2008
------------------------                          ---------       --------       -------      -------      -------      -------
CONSOLIDATED

PERFORMANCE

     Annual Average Capacity (MW)(2)                  4,612          4,612         5,802        5,802        5,802        5,802
     Average Capacity Factor (%)(3)                    29.7%          28.0%         30.1%        37.1%        41.5%        42.6%

     Contract Energy Sales (GWh)(4)                   5,943         11,442        16,544       20,333       22,763       23,315
     Other Energy Sales (GWh)(4)                      1,011            587             0            8           36           70
                                                  ---------       --------       -------      -------      -------      -------
     Total Energy Sales (GWh)                         6,954         12,029        16,544       20,341       22,799       23,384

     Fuel Consumption (BBtu)                         46,163         88,156       117,843      144,742      159,891      164,023
     Average Net Heat Rate (Btu/kWh)(5)               7,706          7,788         7,715        7,685        7,572        7,572

     SO(2) Allowances Purchased (Tons)(6)                23             44            58           73           80           82
     NO(X) Allowances Purchased (Tons)(7)                 0            (81)          142          203          263          284

COMMODITY PRICES

     General Inflation (%)(8)                          2.60           2.60          2.60         2.60         2.60         2.60
     Contract Electricity Price ($/MWh)(9)        $   35.75          35.98         30.99        28.04        24.81        24.63
     Other Capacity Price ($/MWh)(10)             $   16.91          18.52         16.99        17.18        16.83        19.29
     Other Energy Price ($/MWh)(10)               $   52.76          48.61          0.00        67.24        68.33        65.65
     Fuel Price ($/MMBtu)(11)                     $    5.42           5.00          0.00         3.77         3.58         3.69
     SO(2) Allowances ($/Ton)(12)                 $     150            154           158          162          166          171
     NO(X) Allowances ($/Ton)(13)                 $       0          2,000         1,700        1,744        1,790        1,836

OPERATING REVENUES ($000)

     Contract Electricity Revenues
        Dahlberg                                  $  16,661         34,138             0            0            0            0
        Franklin (14)                             $  87,294        112,236       121,654      126,059      129,387      131,009
        Harris (14)                               $  38,188        119,384       149,633      154,398      152,007      152,927
        McIntosh                                  $       0              0        92,105      137,730      130,987      135,325
        Stanton                                   $  10,995         47,607        46,499       47,484       47,687       48,107
        Wansley                                   $  59,305         98,298       102,845      104,437      104,629      106,880
     Other Electricity Revenues
        Dahlberg                                  $   2,220          4,429        13,540       14,241       15,857       19,948
        Franklin (14)                             $     578          8,148             0            0            0            0
        Harris                                    $  59,734         25,371             0            0            0            0
        McIntosh                                  $       0              0             0            0            0            0
        Stanton                                   $       0              0             0            0            0            0
        Wansley                                   $       0              0             0            0            0            0
                                                  ---------       --------       -------      -------      -------      -------

      Total Operating Revenues                    $ 274,975        449,611       526,276      584,349      580,554      594,196

OPERATING EXPENSES ($000)

     Fuel
        Dahlberg                                  $      38              0             0          407        1,663        3,346
        Franklin                                  $    (941)         5,218             0            0            0            0
        Harris                                    $  43,370         17,782             0            0            0            0
        McIntosh                                  $       0              0             0            0            0            0
        Stanton                                   $       0              0             0            0            0            0
        Wansley                                   $       0              0             0            0            0            0
     Purchased Power (15)                         $  54,681         34,276        60,040       68,226       74,847       79,728
     Operations & Maintenance (16)                $  32,510         59,608        76,203       90,190      100,473      106,130
     Administration and General (17)              $  12,729         26,966        29,734       31,921       32,391       32,873
                                                  ---------       --------       -------      -------      -------      -------

      Total Operating Expenses                    $ 142,388        143,850       165,977      190,744      209,374      222,077

NET OPERATING REVENUES ($000)                     $ 132,588        305,760       360,298      393,605      371,180      372,119

ANNUAL INTEREST($000)(18)                         $  36,531         73,063        87,463      101,863      101,863      101,863

ANNUAL INTEREST COVERAGE (19)                          3.63           4.18          4.12         3.86         3.64         3.65
2003-15 AVG INTEREST COVERAGE (20)                     4.08


YEAR ENDING DECEMBER 31,                           2009         2010          2011           2012           2013
------------------------                          -------      -------      ---------      ---------      ---------
CONSOLIDATED

PERFORMANCE

     Annual Average Capacity (MW)(2)                5,802        5,802          5,802          5,802          5,802
     Average Capacity Factor (%)(3)                  41.4%        39.1%          40.2%          37.9%          34.6%

     Contract Energy Sales (GWh)(4)                22,607       12,712         10,007          8,847          7,832
     Other Energy Sales (GWh)(4)                       81        7,976         11,080         11,073         10,199
                                                  -------      -------      ---------      ---------      ---------
     Total Energy Sales (GWh)                      22,688       20,688         21,087         19,919         18,031

     Fuel Consumption (BBtu)                      159,253      151,266        154,268        146,438        134,639
     Average Net Heat Rate (Btu/kWh)(5)             7,575        7,615          7,557          7,596          7,661

     SO(2) Allowances Purchased (Tons)(6)              81           76             78             72             67
     NO(X) Allowances Purchased (Tons)(7)             262          229            247            226            187

COMMODITY PRICES

     General Inflation (%)(8)                        2.60         2.60           2.60           2.60           2.60
     Contract Electricity Price ($/MWh)(9)          25.17        28.42          28.92          29.75          33.71
     Other Capacity Price ($/MWh)(10)               36.69        46.49          58.16          62.97          67.71
     Other Energy Price ($/MWh)(10)                 67.92        45.82          47.50          49.19          50.01
     Fuel Price ($/MMBtu)(11)                        3.80         4.52           4.66           4.83           5.03
     SO(2) Allowances ($/Ton)(12)                     175          180            184            189            194
     NO(X) Allowances ($/Ton)(13)                   1,884        1,933          1,983          2,035          2,088

OPERATING REVENUES ($000)

     Contract Electricity Revenues
        Dahlberg                                        0            0              0              0              0
        Franklin (14)                             131,115       85,679         25,853              0              0
        Harris (14)                               152,418       92,958         78,739         78,414         78,276
        McIntosh                                  129,972      133,886        136,160        136,194        146,116
        Stanton                                    48,203       48,774         48,643         48,616         39,633
        Wansley                                   107,349            0              0              0              0
     Other Electricity Revenues
        Dahlberg                                   34,756       40,155         53,123         55,143         56,160
        Franklin (14)                                   0       76,580        215,281        261,637        250,668
        Harris                                          0       97,886        160,951        157,673        160,536
        McIntosh                                        0            0              0              0              0
        Stanton                                         0            0              0              0          6,586
        Wansley                                         0      274,876        296,908        298,633        284,121
                                                  -------      -------      ---------      ---------      ---------

      Total Operating Revenues                    603,813      850,794      1,015,658      1,036,310      1,022,096

OPERATING EXPENSES ($000)

     Fuel
        Dahlberg                                    4,025        2,440          4,997          3,521          1,634
        Franklin                                        0       43,728        116,955        140,367        132,679
        Harris                                          0       58,119         93,161         89,748         92,139
        McIntosh                                        0            0              0              0              0
        Stanton                                         0            0              0              0          3,111
        Wansley                                         0      168,183        173,721        172,677        162,036
     Purchased Power (15)                          78,500       40,280         33,325         32,638         22,842
     Operations & Maintenance (16)                107,464      105,802        112,082        111,551        107,005
     Administration and General (17)               33,364       33,872         34,386         34,924         35,465
                                                  -------      -------      ---------      ---------      ---------

      Total Operating Expenses                    223,353      452,424        568,628        585,427        556,911

NET OPERATING REVENUES ($000)                     380,460      398,370        447,030        450,883        465,184

ANNUAL INTEREST($000)(18)                         101,863      101,863        101,863        101,863        101,863

ANNUAL INTEREST COVERAGE (19)                        3.74         3.91           4.39           4.43           4.57
2003-15 AVG INTEREST COVERAGE (20)

                                   EXHIBIT A-6

                     SOUTHERN POWER COMPANY, INC. FACILITIES
                           PROJECTED OPERATING RESULTS

                      SENSITIVITY E - REDUCED AVAILABILITY

YEAR ENDING DECEMBER 31,                             2014           2015          2016         2017          2018         2019
------------------------                          ----------      ---------      -------      -------      -------      ---------
CONSOLIDATED

PERFORMANCE

     Annual Average Capacity (MW)(2)                   5,802          5,802        5,802        5,802        5,802          5,802
     Average Capacity Factor (%)(3)                     31.4%          29.7%        27.0%        25.0%        23.2%          21.7%
     Contract Energy Sales (GWh)(4)                    6,352          6,051        5,629        5,115        4,738          3,576
     Other Energy Sales (GWh)(4)                      10,006          9,455        8,477        7,909        7,385          7,620
                                                  ----------      ---------      -------      -------      -------      ---------
     Total Energy Sales (GWh)                         16,358         15,506       14,106       13,024       12,123         11,197

     Fuel Consumption (BBtu)                         123,357        117,070      107,425       99,651       93,298         87,267
     Average Net Heat Rate (Btu/kWh)(5)                7,740          7,750        7,822        7,855        7,901          7,928

     SO(2) Allowances Purchased (Tons)(6)                 62             58           54           49           46             43
     NO(X) Allowances Purchased (Tons)(7)                152            121           83           64           50             37

COMMODITY PRICES

     General Inflation (%)(8)                           2.60           2.60         2.60         2.60         2.60           2.60
     Contract Electricity Price ($/MWh)(9)        $    35.88          37.81        41.22        45.27        48.29          47.96
     Other Capacity Price ($/MWh)(10)             $    67.83          71.68        74.42        76.04        79.21          83.11
     Other Energy Price ($/MWh)(10)               $    52.74          53.05        55.13        57.70        59.65          62.84
     Fuel Price ($/MMBtu)(11)                     $     5.38           5.58         5.84         6.08         6.26           6.50
     SO(2) Allowances ($/Ton)(12)                 $      199            204          209          215          220            226
     NO(X) Allowances ($/Ton)(13)                 $    2,142          2,197        2,255        2,313        2,373          2,435

OPERATING REVENUES ($000)

     Contract Electricity Revenues
        Dahlberg                                  $        0              0            0            0            0              0
        Franklin (14)                             $        0              0            0            0            0              0
        Harris (14)                               $   79,351         80,281       79,159       78,259       79,323         16,327
        McIntosh                                  $  148,534        148,515      152,902      153,285      149,478        155,196
        Stanton                                   $        0              0            0            0            0              0
        Wansley                                   $        0              0            0            0            0              0
     Other Electricity Revenues
        Dahlberg                                  $   55,259         56,835       58,471       59,764       62,426         65,796
        Franklin (14)                             $  241,903        228,440      221,620      214,821      215,370        213,110
        Harris                                    $  148,867        149,893      143,976      144,002      145,036        233,752
        McIntosh                                  $        0              0            0            0            0              0
        Stanton                                   $   82,687         83,838       85,181       85,258       84,730         82,506
        Wansley                                   $  271,783        270,803      257,330      258,344      251,521        251,493
                                                  ----------      ---------      -------      -------      -------      ---------

      Total Operating Revenues                    $1,028,384      1,018,605      998,639      993,733      987,884      1,018,180

OPERATING EXPENSES ($000)

     Fuel
        Dahlberg                                  $    1,167            277            0            0            0              0
        Franklin                                  $  127,891        117,528      113,842      107,000      102,764         94,791
        Harris                                    $   83,939         86,245       81,640       81,570       79,698        122,251
        McIntosh                                  $        0              0            0            0            0              0
        Stanton                                   $   49,518         49,768       50,265       49,571       49,893         47,669
        Wansley                                   $  155,239        155,240      142,789      140,144      133,588        128,385
     Purchased Power (15)                         $   21,810         20,992       20,005       19,207       18,323         11,597
     Operations & Maintenance (16)                $  103,820        107,274      101,347      100,409      100,247         98,758
     Administration and General (17)              $   36,022         36,601       37,186       37,792       38,416         39,052
                                                  ----------      ---------      -------      -------      -------      ---------

      Total Operating Expenses                    $  579,406        573,926      547,073      535,693      522,930        542,504

NET OPERATING REVENUES ($000)                     $  448,978        444,679      451,566      458,040      464,954        475,676

ANNUAL INTEREST($000)(18)                         $  101,863        101,863      101,863      101,863      101,863        101,863

ANNUAL INTEREST COVERAGE (19)                           4.41           4.37         4.43         4.50         4.56           4.67
2003-15 AVG INTEREST COVERAGE (20)                      4.08


YEAR ENDING DECEMBER 31,                            2020           2021            2022             2023
------------------------                          ---------      ---------      ----------       ----------
CONSOLIDATED

PERFORMANCE

     Annual Average Capacity (MW)(2)                  5,802          5,802           5,802            5,802
     Average Capacity Factor (%)(3)                    19.9%          19.2%           17.5%            17.5%
     Contract Energy Sales (GWh)(4)                     551              0               0                0
     Other Energy Sales (GWh)(4)                      9,557          9,744           8,892            8,892
                                                  ---------      ---------      ----------       ----------
     Total Energy Sales (GWh)                        10,108          9,744           8,892            8,892

     Fuel Consumption (BBtu)                         80,427         77,982          71,290           71,290
     Average Net Heat Rate (Btu/kWh)(5)               7,957          8,003           8,018            8,018

     SO(2) Allowances Purchased (Tons)(6)                40             39              36               36
     NO(X) Allowances Purchased (Tons)(7)                16             12              (2)              (2)

COMMODITY PRICES

     General Inflation (%)(8)                          2.60           2.60            2.60             2.60
     Contract Electricity Price ($/MWh)(9)            50.29           0.00            0.00             0.00
     Other Capacity Price ($/MWh)(10)                 84.87          87.74           89.36            91.68
     Other Energy Price ($/MWh)(10)                   64.45          66.02           67.65            69.40
     Fuel Price ($/MMBtu)(11)                          6.75           6.91            7.17             7.32
     SO(2) Allowances ($/Ton)(12)                       232            238             244              251
     NO(X) Allowances ($/Ton)(13)                     2,498          2,563           2,630            2,698

OPERATING REVENUES ($000)

     Contract Electricity Revenues
        Dahlberg                                          0              0               0                0
        Franklin (14)                                     0              0               0                0
        Harris (14)                                       0              0               0                0
        McIntosh                                     27,698              0               0                0
        Stanton                                           0              0               0                0
        Wansley                                           0              0               0                0
     Other Electricity Revenues
        Dahlberg                                     67,299         69,661          70,940           72,784
        Franklin (14)                               203,088        207,672         192,994          198,011
        Harris                                      276,122        273,562         274,201          281,330
        McIntosh                                    208,308        270,755         252,021          258,573
        Stanton                                      84,061         81,962          83,297           85,463
        Wansley                                     249,369        248,785         246,442          252,849
                                                  ---------      ---------      ----------       ----------

      Total Operating Revenues                    1,115,945      1,152,397       1,119,895        1,149,010

OPERATING EXPENSES ($000)

     Fuel
        Dahlberg                                          0              0               0                0
        Franklin                                     88,189         89,109          77,629           79,188
        Harris                                      142,645        140,032         138,920          142,047
        McIntosh                                    105,948        136,518         123,179          125,895
        Stanton                                      49,276         47,556          48,349           49,206
        Wansley                                     127,445        125,371         122,770          125,581
     Purchased Power (15)                                 0              0               0                0
     Operations & Maintenance (16)                   98,440         99,478         103,380          119,355
     Administration and General (17)                 39,705         40,375          41,060           41,768
                                                  ---------      ---------      ----------       ----------

      Total Operating Expenses                      651,648        678,438         655,286          683,039

NET OPERATING REVENUES ($000)                       464,296        473,959         464,609          465,971

ANNUAL INTEREST($000)(18)                           101,863        101,863         101,863          101,863

ANNUAL INTEREST COVERAGE (19)                          4.56           4.65            4.56             4.57
2003-15 AVG INTEREST COVERAGE (20)

                            FOOTNOTES TO EXHIBIT A-6

         The footnotes to Exhibit A-6 are the same as the footnotes for Exhibit A-1, except:

3. Availability of the Generating Facilities is assumed to be 5 percentage points less than that assumed in the Base Case based on a 5 percentage point increase in the forced outage rate for each of the Generating Facilities, resulting in a reduction in the capacity factors for each of the Generating Facilities such that annual generation is reduced by 5 percent from that assumed in the Base Case.

EXHIBIT A-7    Sensitivity F - Increased Heat Rate

                                   EXHIBIT A-7

                     SOUTHERN POWER COMPANY, INC. FACILITIES
                           PROJECTED OPERATING RESULTS

                       SENSITIVITY F - INCREASED HEAT RATE

YEAR ENDING DECEMBER 31,                           2003(1)        2004          2005         2006         2007         2008
------------------------                          --------      --------       -------      -------      -------      -------
CONSOLIDATED

PERFORMANCE

     Annual Average Capacity (MW)(2)                 4,612         4,612         5,802        5,802        5,802        5,802
     Average Capacity Factor (%)(3)                   31.3%         29.5%         31.7%        39.1%        43.8%        44.9%

     Contract Energy Sales (GWh)(4)                  5,943        11,442        16,544       20,333       22,763       23,315
     Other Energy Sales (GWh)(4)                     1,116           765             0            9           38           73
                                                  --------      --------       -------      -------      -------      -------

     Total Energy Sales (GWh)                        7,059        12,207        16,544       20,342       22,800       23,388

     Fuel Consumption (BBtu)                        51,132        97,596       130,461      160,238      177,009      181,583
     Average Net Heat Rate (Btu/kWh)(5)              8,096         8,177         8,101        8,069        7,951        7,951

     SO(2) Allowances Purchased (Tons)(6)               25            49            65           82           88           92
     NO(X) Allowances Purchased (Tons)(7)                0           (60)          187          254          319          344

COMMODITY PRICES

     General Inflation (%)(8)                         2.60          2.60          2.60         2.60         2.60         2.60
     Contract Electricity Price ($/MWh)(9)        $  34.44         34.72         29.42        26.55        23.42        23.20
     Other Capacity Price ($/MWh)(10)             $  16.91         18.52         16.99        17.18        16.83        19.29
     Other Energy Price ($/MWh)(10)               $  52.82         48.71          0.00        67.31        68.32        65.64
     Fuel Price ($/MMBtu)(11)                     $   6.35          7.84          0.00       251.15        63.23        35.96
     SO(2) Allowances ($/Ton)(12)                 $    150           154           158          162          166          171
     NO(X) Allowances ($/Ton)(13)                 $      0         2,000         1,700        1,744        1,790        1,836

OPERATING REVENUES ($000)

     Contract Electricity Revenues
          Dahlberg                                $ 16,645        34,138             0            0            0            0
          Franklin (14)                           $ 85,818       109,905       116,396      120,196      122,832      124,145
          Harris (14)                             $ 36,235       115,862       142,441      146,622      144,089      144,558
          McIntosh                                $      0             0        87,301      130,323      123,410      127,323
          Stanton                                 $ 10,374        45,040        44,420       45,276       45,484       45,836
          Wansley                                 $ 55,624        92,339        96,116       97,366       97,269       99,010
     Other Electricity Revenues
          Dahlberg                                $  2,223         4,429        13,540       14,271       15,987       20,192
          Franklin (14)                           $  3,222        12,310             0            0            0            0
          Harris                                  $ 62,689        29,934             0            0            0            0
          McIntosh                                $      0             0             0            0            0            0
          Stanton                                 $      0             0             0            0            0            0
          Wansley                                 $      0             0             0            0            0            0
                                                  --------      --------       -------      -------      -------      -------

      Total Operating Revenues                    $272,830       443,957       500,214      554,054      549,071      561,064

OPERATING EXPENSES ($000)

     Fuel
         Dahlberg                                 $     58             0             0          448        1,839        3,697
         Franklin                                 $  4,293        13,343         5,099        5,686        6,359        6,659
         Harris                                   $ 49,098        27,734         6,977        7,540        7,680        8,118
         McIntosh                                 $      0             0         4,663        7,185        7,352        7,762
         Stanton                                  $    613         2,464         1,964        2,168        2,135        2,203
         Wansley                                  $  3,570         5,783         6,527        6,860        7,138        7,632
     Purchased Power (15)                         $ 43,081        13,258        20,974       22,153       24,224       25,754
     Operations & Maintenance (16)                $ 33,111        60,868        77,862       92,184      102,830      108,674
     Administration and General (17)              $ 12,729        26,966        29,734       31,921       32,391       32,873
                                                  --------      --------       -------      -------      -------      -------

      Total Operating Expenses                    $146,554       150,417       153,800      176,145      191,947      203,372

NET OPERATING REVENUES ($000)                     $126,276       293,540       346,414      377,909      357,125      357,692

ANNUAL INTEREST($000)(18)                         $ 36,531        73,063        87,463      101,863      101,863      101,863

ANNUAL INTEREST COVERAGE (19)                         3.46          4.02          3.96         3.71         3.51         3.51
2003-15 AVG INTEREST COVERAGE (20)                    3.92


YEAR ENDING DECEMBER 31,                            2009         2010          2011           2012            2013
------------------------                           -------      -------      ---------      ---------      ---------
CONSOLIDATED

PERFORMANCE

     Annual Average Capacity (MW)(2)                 5,802        5,802          5,802          5,802          5,802
     Average Capacity Factor (%)(3)                   43.6%        41.2%          42.3%          40.0%          36.5%

     Contract Energy Sales (GWh)(4)                 22,607       12,712         10,007          8,847          7,832
     Other Energy Sales (GWh)(4)                        86        8,491         11,721         11,674         10,804
                                                   -------      -------      ---------      ---------      ---------

     Total Energy Sales (GWh)                       22,692       21,203         21,728         20,521         18,636

     Fuel Consumption (BBtu)                       176,303      167,459        170,785        162,118        149,052
     Average Net Heat Rate (Btu/kWh)(5)              7,954        7,996          7,935          7,976          8,044

     SO(2) Allowances Purchased (Tons)(6)               89           84             87             81             73
     NO(X) Allowances Purchased (Tons)(7)              320          283            301            280            237

COMMODITY PRICES

     General Inflation (%)(8)                         2.60         2.60           2.60           2.60           2.60
     Contract Electricity Price ($/MWh)(9)           23.70        27.06          27.44          28.12          32.21
     Other Capacity Price ($/MWh)(10)                36.69        46.49          58.16          62.97          67.71
     Other Energy Price ($/MWh)(10)                  67.93        45.84          47.51          49.19          50.06
     Fuel Price ($/MMBtu)(11)                        31.39         4.75           4.77           4.92           5.12
     SO(2) Allowances ($/Ton)(12)                      175          180            184            189            194
     NO(X) Allowances ($/Ton)(13)                    1,884        1,933          1,983          2,035          2,088

OPERATING REVENUES ($000)

     Contract Electricity Revenues
          Dahlberg                                       0            0              0              0              0
          Franklin (14)                            124,376       82,134         25,853              0              0
          Harris (14)                              144,040       89,115         74,485         74,217         74,430
          McIntosh                                 121,774      126,117        127,802        127,964        138,295
          Stanton                                   46,076       46,560         46,476         46,609         39,515
          Wansley                                   99,498            0              0              0              0
     Other Electricity Revenues
          Dahlberg                                  35,052       40,321         53,484         55,407         56,286
          Franklin (14)                                  0       81,488        225,938        271,958        260,111
          Harris                                         0      104,379        167,795        164,181        167,052
          McIntosh                                       0            0              0              0              0
          Stanton                                        0            0              0              0          9,790
          Wansley                                        0      287,063        309,602        311,136        295,566
                                                   -------      -------      ---------      ---------      ---------

      Total Operating Revenues                     570,816      857,177      1,031,435      1,051,472      1,041,045

OPERATING EXPENSES ($000)

     Fuel
          Dahlberg                                   4,450        2,695          5,524          3,897          1,804
          Franklin                                   6,534       53,433        130,297        153,180        144,623
          Harris                                     8,129       70,355        106,128        102,276        104,557
          McIntosh                                   7,956        7,539          8,107          7,985          7,586
          Stanton                                    2,107        2,119          2,038          1,958          7,814
          Wansley                                    7,614      184,096        190,228        189,073        177,290
     Purchased Power (15)                           25,204       13,054         10,511         10,282          5,270
     Operations & Maintenance (16)                 110,030      108,315        114,804        114,734        109,409
     Administration and General (17)                33,364       33,872         34,386         34,924         35,465
                                                   -------      -------      ---------      ---------      ---------

      Total Operating Expenses                     205,389      475,477        602,023        618,309        593,818

NET OPERATING REVENUES ($000)                      365,427      381,699        429,412        433,163        447,227

ANNUAL INTEREST($000)(18)                          101,863      101,863        101,863        101,863        101,863

ANNUAL INTEREST COVERAGE (19)                         3.59         3.75           4.22           4.25           4.39
2003-15 AVG INTEREST COVERAGE (20)

                                   EXHIBIT A-7

                     SOUTHERN POWER COMPANY, INC. FACILITIES
                           PROJECTED OPERATING RESULTS

                       SENSITIVITY F - INCREASED HEAT RATE

YEAR ENDING DECEMBER 31,                             2014            2015          2016           2017           2018
------------------------                          ----------      ---------      ---------      ---------      ---------
CONSOLIDATED

PERFORMANCE

     Annual Average Capacity (MW)(2)                   5,802          5,802          5,802          5,802          5,802
     Average Capacity Factor (%)(3)                     33.1%          31.3%          28.5%          26.3%          24.5%

     Contract Energy Sales (GWh)(4)                    6,352          6,051          5,629          5,115          4,738
     Other Energy Sales (GWh)(4)                      10,550          9,968          8,937          8,339          7,786
                                                  ----------      ---------      ---------      ---------      ---------
     Total Energy Sales (GWh)                         16,901         16,020         14,567         13,453         12,524

     Fuel Consumption (BBtu)                         136,563        129,603        118,928        110,320        103,286
     Average Net Heat Rate (Btu/kWh)(5)                8,127          8,138          8,213          8,248          8,296

     SO(2) Allowances Purchased (Tons)(6)                 68             64             60             56             52
     NO(X) Allowances Purchased (Tons)(7)                196            162            121             99             86

COMMODITY PRICES

     General Inflation (%)(8)                           2.60           2.60           2.60           2.60           2.60
     Contract Electricity Price ($/MWh)(9)        $    34.12          35.99          39.32          43.28          46.20
     Other Capacity Price ($/MWh)(10)             $    67.83          71.68          74.42          76.04          79.21
     Other Energy Price ($/MWh)(10)               $    52.74          53.05          55.13          57.70          59.65
     Fuel Price ($/MMBtu)(11)                     $     5.42           5.62           5.89           6.13           6.31
     SO(2) Allowances ($/Ton)(12)                 $      199            204            209            215            220
     NO(X) Allowances ($/Ton)(13)                 $    2,142          2,197          2,255          2,313          2,373

OPERATING REVENUES ($000)

     Contract Electricity Revenues
         Dahlberg                                 $        0              0              0              0              0
         Franklin (14)                            $        0              0              0              0              0
         Harris (14)                              $   75,619         76,488         75,534         74,859         75,898
         McIntosh                                 $  141,097        141,329        145,813        146,477        143,008
         Stanton                                  $        0              0              0              0              0
         Wansley                                  $        0              0              0              0              0
     Other Electricity Revenues
         Dahlberg                                 $   55,353         56,856         58,471         59,764         62,426
         Franklin (14)                            $  250,895        236,471        229,122        221,854        222,225
         Harris                                   $  154,761        155,722        149,400        149,374        150,355
         McIntosh                                 $        0              0              0              0              0
         Stanton                                  $   85,586         86,686         88,008         88,055         87,464
         Wansley                                  $  282,582        281,329        266,973        267,947        260,555
                                                  ----------      ---------      ---------      ---------      ---------
      Total Operating Revenues                    $1,045,893      1,034,881      1,013,321      1,008,330      1,001,931

OPERATING EXPENSES ($000)

     Fuel
         Dahlberg                                 $    1,290            308              0              0              0
         Franklin                                 $  139,283        127,763        123,639        116,179        111,756
         Harris                                   $   95,341         97,935         92,648         92,331         90,442
         McIntosh                                 $    7,213          6,970          6,880          6,602          6,275
         Stanton                                  $   53,172         53,444         53,999         53,230         53,583
         Wansley                                  $  169,764        169,812        156,247        153,449        146,321
     Purchased Power (15)                         $    5,040          4,895          4,646          4,447          4,285
     Operations & Maintenance (16)                $  106,027        109,415        103,650        102,325        102,485
     Administration and General (17)              $   36,022         36,601         37,186         37,792         38,416
                                                  ----------      ---------      ---------      ---------      ---------

      Total Operating Expenses                    $  613,153        607,143        578,894        566,355        553,563

NET OPERATING REVENUES ($000)                     $  432,740        427,738        434,427        441,975        448,368

ANNUAL INTEREST($000)(18)                         $  101,863        101,863        101,863        101,863        101,863

ANNUAL INTEREST COVERAGE (19)                           4.25           4.20           4.26           4.34           4.40
2003-15 AVG INTEREST COVERAGE (20)                      3.92


YEAR ENDING DECEMBER 31,                              2019          2020           2021            2022            2023
------------------------                           ---------      ---------      ---------      ----------      ----------
CONSOLIDATED

PERFORMANCE

     Annual Average Capacity (MW)(2)                   5,802          5,802          5,802           5,802           5,802
     Average Capacity Factor (%)(3)                     22.8%          21.0%          20.2%           18.4%           18.4%

     Contract Energy Sales (GWh)(4)                    3,576            551              0               0               0
     Other Energy Sales (GWh)(4)                       8,061         10,107         10,274           9,375           9,375
                                                   ---------      ---------      ---------      ----------      ----------
     Total Energy Sales (GWh)                         11,638         10,657         10,274           9,375           9,375

     Fuel Consumption (BBtu)                          96,611         89,039         86,331          78,922          78,922
     Average Net Heat Rate (Btu/kWh)(5)                8,324          8,355          8,403           8,419           8,419

     SO(2) Allowances Purchased (Tons)(6)                 49             44             44              40              40
     NO(X) Allowances Purchased (Tons)(7)                 70             45             43              25              25

COMMODITY PRICES

     General Inflation (%)(8)                           2.60           2.60           2.60            2.60            2.60
     Contract Electricity Price ($/MWh)(9)             46.07          50.29           0.00            0.00            0.00
     Other Capacity Price ($/MWh)(10)                  83.11          84.87          87.74           89.36           91.68
     Other Energy Price ($/MWh)(10)                    62.83          64.45          66.02           67.65           69.40
     Fuel Price ($/MMBtu)(11)                           6.51           6.66           6.80            7.05            7.21
     SO(2) Allowances ($/Ton)(12)                        226            232            238             244             251
     NO(X) Allowances ($/Ton)(13)                      2,435          2,498          2,563           2,630           2,698

OPERATING REVENUES ($000)

     Contract Electricity Revenues
         Dahlberg                                          0              0              0               0               0
         Franklin (14)                                     0              0              0               0               0
         Harris (14)                                  16,327              0              0               0               0
         McIntosh                                    148,445         27,698              0               0               0
         Stanton                                           0              0              0               0               0
         Wansley                                           0              0              0               0               0
     Other Electricity Revenues
         Dahlberg                                     65,796         67,299         69,661          70,940          72,784
         Franklin (14)                               219,581        208,898        213,547         197,972         203,119
         Harris                                      243,589        285,657        282,765         283,337         290,702
         McIntosh                                          0        217,143        279,817         259,961         266,720
         Stanton                                      85,084         86,687         84,437          85,808          88,039
         Wansley                                     260,275        257,924        257,133         254,567         261,186
                                                   ---------      ---------      ---------      ----------      ----------
      Total Operating Revenues                     1,039,097      1,151,306      1,187,360       1,152,585       1,182,550

OPERATING EXPENSES ($000)

     Fuel
         Dahlberg                                          0              0              0               0               0
         Franklin                                    103,055         95,739         96,750          84,041          85,766
         Harris                                      136,152        155,922        153,038         151,803         155,265
         McIntosh                                      6,542        118,570        149,130         134,357         137,364
         Stanton                                      51,120         52,905         51,000          51,880          52,829
         Wansley                                     140,559        139,518        137,224         134,347         137,459
     Purchased Power (15)                              1,949              0              0               0               0
     Operations & Maintenance (16)                   100,685        100,114        105,714         100,405         121,018
     Administration and General (17)                  39,052         39,705         40,375          41,060          41,768
                                                   ---------      ---------      ---------      ----------      ----------

      Total Operating Expenses                       579,115        702,472        733,230         697,893         731,468

NET OPERATING REVENUES ($000)                        459,982        448,833        454,130         454,692         451,082

ANNUAL INTEREST($000)(18)                            101,863        101,863        101,863         101,863         101,863

ANNUAL INTEREST COVERAGE (19)                           4.52           4.41           4.46            4.46            4.43
2003-15 AVG INTEREST COVERAGE (20)

                            FOOTNOTES TO EXHIBIT A-7

         The footnotes to Exhibit A-7 are the same as the footnotes for Exhibit A-1, except:

5. Heat rate for each of the Generating Facilities is assumed to be 5 percent higher than that assumed in the Base Case.

EXHIBIT A-8    SENSITIVITY G - INCREASED OPERATING EXPENSES

                                   EXHIBIT A-8

                     SOUTHERN POWER COMPANY, INC. FACILITIES
                           PROJECTED OPERATING RESULTS

                  SENSITIVITY G - INCREASED OPERATING EXPENSES

YEAR ENDING DECEMBER 31,                           2003(1)       2004           2005         2006         2007         2008
------------------------                          --------      --------       -------      -------      -------      -------
CONSOLIDATED

PERFORMANCE

     Annual Average Capacity (MW)(2)                 4,612         4,612         5,802        5,802        5,802        5,802
     Average Capacity Factor (%)(3)                   31.3%         29.5%         31.7%        39.1%        43.8%        44.9%

     Contract Energy Sales (GWh)(4)                  5,943        11,442        16,544       20,333       22,763       23,315
     Other Energy Sales (GWh)(4)                     1,116           765             0            9           38           73
                                                  --------      --------       -------      -------      -------      -------
     Total Energy Sales (GWh)                        7,059        12,207        16,544       20,342       22,800       23,388

     Fuel Consumption (BBtu)                        48,697        92,948       124,247      152,609      168,579      172,934
     Average Net Heat Rate (Btu/kWh)(5)              7,710         7,788         7,715        7,685        7,572        7,572

     SO(2) Allowances Purchased (Tons)(6)               24            47            62           77           83           86
     NO(X) Allowances Purchased (Tons)(7)                0           (70)          165          229          292          314

COMMODITY PRICES

     General Inflation (%)(8)                         2.60          2.60          2.60         2.60         2.60         2.60
     Contract Electricity Price ($/MWh)(9)        $  34.44         34.72         29.42        26.55        23.42        23.20
     Other Capacity Price ($/MWh)(10)             $  16.91         18.52         16.99        17.18        16.83        19.29
     Other Energy Price ($/MWh)(10)               $  52.82         48.71          0.00        67.31        68.32        65.64
     Fuel Price ($/MMBtu)(11)                     $   5.40          4.96          0.00         3.76         3.58         3.69
     SO(2) Allowances ($/Ton)(12)                 $    150           154           158          162          166          171
     NO(X) Allowances ($/Ton)(13)                 $      0         2,000         1,700        1,744        1,790        1,836

OPERATING REVENUES ($000)

     Contract Electricity Revenues
           Dahlberg                               $ 16,645        34,138             0            0            0            0
           Franklin (14)                          $ 85,818       109,905       116,396      120,196      122,832      124,145
           Harris (14)                            $ 36,235       115,862       142,441      146,622      144,089      144,558
           McIntosh                               $      0             0        87,301      130,323      123,410      127,323
           Stanton                                $ 10,374        45,040        44,420       45,276       45,484       45,836
           Wansley                                $ 55,624        92,339        96,116       97,366       97,269       99,010
     Other Electricity Revenues
           Dahlberg                               $  2,223         4,429        13,540       14,271       15,987       20,192
           Franklin (14)                          $  3,222        12,310             0            0            0            0
           Harris                                 $ 62,689        29,934             0            0            0            0
           McIntosh                               $      0             0             0            0            0            0
           Stanton                                $      0             0             0            0            0            0
           Wansley                                $      0             0             0            0            0            0
                                                  --------      --------       -------      -------      -------      -------

      Total Operating Revenues                    $272,830       443,957       500,214      554,054      549,071      561,064

OPERATING EXPENSES ($000)

     Fuel
           Dahlberg                               $     38             0             0          429        1,753        3,520
           Franklin                               $  1,318         8,423             0            0            0            0
           Harris                                 $ 45,315        21,309             0            0            0            0
           McIntosh                               $      0             0             0            0            0            0
           Stanton                                $      0             0             0            0            0            0
           Wansley                                $      0             0             0            0            0            0
     Purchased Power (15)                         $ 43,081        13,258        20,974       22,153       24,224       25,754
     Operations & Maintenance (16)                $ 36,422        66,948        85,634      101,391      113,108      119,535
     Administration and General (17)              $ 14,001        29,661        32,704       35,113       35,629       36,156
                                                  --------      --------       -------      -------      -------      -------

      Total Operating Expenses                    $140,175       139,599       139,312      159,086      174,714      184,965

NET OPERATING REVENUES ($000)                     $132,655       304,359       360,902      394,968      374,358      376,099

ANNUAL INTEREST($000)(18)                         $ 36,531        73,063        87,463      101,863      101,863      101,863

ANNUAL INTEREST COVERAGE (19)                         3.63          4.17          4.13         3.88         3.68         3.69
2003-15 AVG INTEREST COVERAGE (20)                    4.09


YEAR ENDING DECEMBER 31,                          2009         2010          2011           2012           2013
------------------------                         -------      -------      ---------      ---------      ---------
CONSOLIDATED

PERFORMANCE

     Annual Average Capacity (MW)(2)               5,802        5,802          5,802          5,802          5,802
     Average Capacity Factor (%)(3)                 43.6%        41.2%          42.3%          40.0%          36.5%

     Contract Energy Sales (GWh)(4)               22,607       12,712         10,007          8,847          7,832
     Other Energy Sales (GWh)(4)                      86        8,491         11,721         11,674         10,804
                                                 -------      -------      ---------      ---------      ---------
     Total Energy Sales (GWh)                     22,692       21,203         21,728         20,521         18,636

     Fuel Consumption (BBtu)                     167,909      159,487        162,653        154,397        141,954
     Average Net Heat Rate (Btu/kWh)(5)            7,575        7,615          7,557          7,596          7,660

     SO(2) Allowances Purchased (Tons)(6)             85           80             83             76             70
     NO(X) Allowances Purchased (Tons)(7)            290          257            274            253            213

COMMODITY PRICES

     General Inflation (%)(8)                       2.60         2.60           2.60           2.60           2.60
     Contract Electricity Price ($/MWh)(9)         23.70        27.06          27.44          28.12          32.21
     Other Capacity Price ($/MWh)(10)              36.69        46.49          58.16          62.97          67.71
     Other Energy Price ($/MWh)(10)                67.93        45.84          47.51          49.19          50.06
     Fuel Price ($/MMBtu)(11)                       3.80         4.49           4.63           4.80           5.00
     SO(2) Allowances ($/Ton)(12)                    175          180            184            189            194
     NO(X) Allowances ($/Ton)(13)                  1,884        1,933          1,983          2,035          2,088

OPERATING REVENUES ($000)

     Contract Electricity Revenues
           Dahlberg                                    0            0              0              0              0
           Franklin (14)                         124,376       82,134         25,853              0              0
           Harris (14)                           144,040       89,115         74,485         74,217         74,430
           McIntosh                              121,774      126,117        127,802        127,964        138,295
           Stanton                                46,076       46,560         46,476         46,609         39,515
           Wansley                                99,498            0              0              0              0
     Other Electricity Revenues
           Dahlberg                               35,052       40,321         53,484         55,407         56,286
           Franklin (14)                               0       81,488        225,938        271,958        260,111
           Harris                                      0      104,379        167,795        164,181        167,052
           McIntosh                                    0            0              0              0              0
           Stanton                                     0            0              0              0          9,790
           Wansley                                     0      287,063        309,602        311,136        295,566
                                                 -------      -------      ---------      ---------      ---------

      Total Operating Revenues                   570,816      857,177      1,031,435      1,051,472      1,041,045

OPERATING EXPENSES ($000)

     Fuel
           Dahlberg                                4,242        2,569          5,267          3,711          1,718
           Franklin                                    0       46,993        123,819        146,873        138,743
           Harris                                      0       62,530         97,649         94,037         96,545
           McIntosh                                    0            0              0              0              0
           Stanton                                     0            0              0              0          5,867
           Wansley                                     0      176,261        182,099        180,998        169,780
     Purchased Power (15)                         25,204       13,054         10,511         10,282          5,270
     Operations & Maintenance (16)               121,025      119,087        126,214        126,137        120,289
     Administration and General (17)              36,697       37,253         37,828         38,409         39,009
                                                 -------      -------      ---------      ---------      ---------

      Total Operating Expenses                   187,168      457,748        583,387        600,448        577,221

NET OPERATING REVENUES ($000)                    383,648      399,429        448,048        451,025        463,824

ANNUAL INTEREST($000)(18)                        101,863      101,863        101,863        101,863        101,863

ANNUAL INTEREST COVERAGE (19)                       3.77         3.92           4.40           4.43           4.55
2003-15 AVG INTEREST COVERAGE (20)

                                   EXHIBIT A-8

                     SOUTHERN POWER COMPANY, INC. FACILITIES
                           PROJECTED OPERATING RESULTS

                  SENSITIVITY G - INCREASED OPERATING EXPENSES

YEAR ENDING DECEMBER 31,                            2014             2015          2016           2017           2018
------------------------                          ----------      ---------      ---------      ---------      ---------
CONSOLIDATED

PERFORMANCE

     Annual Average Capacity (MW)(2)                   5,802          5,802          5,802          5,802          5,802
     Average Capacity Factor (%)(3)                     33.1%          31.3%          28.5%          26.3%          24.5%

     Contract Energy Sales (GWh)(4)                    6,352          6,051          5,629          5,115          4,738
     Other Energy Sales (GWh)(4)                      10,550          9,968          8,937          8,339          7,786
                                                  ----------      ---------      ---------      ---------      ---------
     Total Energy Sales (GWh)                         16,901         16,020         14,567         13,453         12,524

     Fuel Consumption (BBtu)                         130,059        123,431        113,265        105,067         98,368
     Average Net Heat Rate (Btu/kWh)(5)                7,740          7,750          7,822          7,855          7,901

     SO(2) Allowances Purchased (Tons)(6)                 66             62             57             52             49
     NO(X) Allowances Purchased (Tons)(7)                174            143            102             81             68

COMMODITY PRICES

     General Inflation (%)(8)                           2.60           2.60           2.60           2.60           2.60
     Contract Electricity Price ($/MWh)(9)        $    34.12          35.99          39.32          43.28          46.20
     Other Capacity Price ($/MWh)(10)             $    67.83          71.68          74.42          76.04          79.21
     Other Energy Price ($/MWh)(10)               $    52.74          53.05          55.13          57.70          59.65
     Fuel Price ($/MMBtu)(11)                     $     5.34           5.53           5.79           6.03           6.21
     SO(2) Allowances ($/Ton)(12)                 $      199            204            209            215            220
     NO(X) Allowances ($/Ton)(13)                 $    2,142          2,197          2,255          2,313          2,373

OPERATING REVENUES ($000)

     Contract Electricity Revenues
          Dahlberg                                $        0              0              0              0              0
          Franklin (14)                           $        0              0              0              0              0
          Harris (14)                             $   75,619         76,488         75,534         74,859         75,898
          McIntosh                                $  141,097        141,329        145,813        146,477        143,008
          Stanton                                 $        0              0              0              0              0
          Wansley                                 $        0              0              0              0              0
     Other Electricity Revenues
          Dahlberg                                $   55,353         56,856         58,471         59,764         62,426
          Franklin (14)                           $  250,895        236,471        229,122        221,854        222,225
          Harris                                  $  154,761        155,722        149,400        149,374        150,355
          McIntosh                                $        0              0              0              0              0
          Stanton                                 $   85,586         86,686         88,008         88,055         87,464
          Wansley                                 $  282,582        281,329        266,973        267,947        260,555
                                                  ----------      ---------      ---------      ---------      ---------

      Total Operating Revenues                    $1,045,893      1,034,881      1,013,321      1,008,330      1,001,931

OPERATING EXPENSES ($000)

     Fuel
          Dahlberg                                $    1,229            291              0              0              0
          Franklin                                $  133,670        122,726        118,812        111,665        107,328
          Harris                                  $   87,889         90,309         85,446         85,355         83,464
          McIntosh                                $        0              0              0              0              0
          Stanton                                 $   51,374         51,636         52,163         51,430         51,765
          Wansley                                 $  162,611        162,635        149,621        146,902        140,054
     Purchased Power (15)                         $    5,040          4,895          4,646          4,447          4,285
     Operations & Maintenance (16)                $  116,579        120,305        113,973        112,527        112,707
     Administration and General (17)              $   39,622         40,258         40,909         41,570         42,255
                                                  ----------      ---------      ---------      ---------      ---------

      Total Operating Expenses                    $  598,014        593,056        565,570        553,896        541,859

NET OPERATING REVENUES ($000)                     $  447,879        441,825        447,751        454,434        460,072

ANNUAL INTEREST($000)(18)                         $  101,863        101,863        101,863        101,863        101,863

ANNUAL INTEREST COVERAGE (19)                           4.40           4.34           4.40           4.46           4.52
2003-15 AVG INTEREST COVERAGE (20)                      4.09


YEAR ENDING DECEMBER 31,                          2019           2020           2021           2022             2023
------------------------                        ---------      ---------      ---------      ----------      ----------
CONSOLIDATED

PERFORMANCE

     Annual Average Capacity (MW)(2)                5,802          5,802          5,802           5,802           5,802
     Average Capacity Factor (%)(3)                  22.8%          21.0%          20.2%           18.4%           18.4%

     Contract Energy Sales (GWh)(4)                 3,576            551              0               0               0
     Other Energy Sales (GWh)(4)                    8,061         10,107         10,274           9,375           9,375
                                                ---------      ---------      ---------      ----------      ----------
     Total Energy Sales (GWh)                      11,638         10,657         10,274           9,375           9,375

     Fuel Consumption (BBtu)                       92,010         84,797         82,221          75,165          75,165
     Average Net Heat Rate (Btu/kWh)(5)             7,928          7,957          8,003           8,018           8,018

     SO(2) Allowances Purchased (Tons)(6)              46             43             42              38              38
     NO(X) Allowances Purchased (Tons)(7)              54             31             28              11              11

COMMODITY PRICES

     General Inflation (%)(8)                        2.60           2.60           2.60            2.60            2.60
     Contract Electricity Price ($/MWh)(9)          46.07          50.29           0.00            0.00            0.00
     Other Capacity Price ($/MWh)(10)               83.11          84.87          87.74           89.36           91.68
     Other Energy Price ($/MWh)(10)                 62.83          64.45          66.02           67.65           69.40
     Fuel Price ($/MMBtu)(11)                        6.44           6.69           6.85            7.10            7.26
     SO(2) Allowances ($/Ton)(12)                     226            232            238             244             251
     NO(X) Allowances ($/Ton)(13)                   2,435          2,498          2,563           2,630           2,698

OPERATING REVENUES ($000)

     Contract Electricity Revenues
          Dahlberg                                      0              0              0               0               0
          Franklin (14)                                 0              0              0               0               0
          Harris (14)                              16,327              0              0               0               0
          McIntosh                                148,445         27,698              0               0               0
          Stanton                                       0              0              0               0               0
          Wansley                                       0              0              0               0               0
     Other Electricity Revenues
          Dahlberg                                 65,796         67,299         69,661          70,940          72,784
          Franklin (14)                           219,581        208,898        213,547         197,972         203,119
          Harris                                  243,589        285,657        282,765         283,337         290,702
          McIntosh                                      0        217,143        279,817         259,961         266,720
          Stanton                                  85,084         86,687         84,437          85,808          88,039
          Wansley                                 260,275        257,924        257,133         254,567         261,186
                                                ---------      ---------      ---------      ----------      ----------

      Total Operating Revenues                  1,039,097      1,151,306      1,187,360       1,152,585       1,182,550

OPERATING EXPENSES ($000)

     Fuel
          Dahlberg                                      0              0              0               0               0
          Franklin                                 98,985         92,020         92,989          80,882          82,525
          Harris                                  129,387        149,382        146,630         145,457         148,754
          McIntosh                                      0        112,453        142,923         128,857         131,721
          Stanton                                  49,421         51,114         49,309          50,143          51,047
          Wansley                                 134,564        133,575        131,388         128,651         131,615
     Purchased Power (15)                           1,949              0              0               0               0
     Operations & Maintenance (16)                110,731        110,080        116,235         110,399         133,070
     Administration and General (17)               42,954         43,670         44,408          45,168          45,941
                                                ---------      ---------      ---------      ----------      ----------

      Total Operating Expenses                    567,992        692,293        723,881         689,556         724,673

NET OPERATING REVENUES ($000)                     471,105        459,012        463,479         463,029         457,877

ANNUAL INTEREST($000)(18)                         101,863        101,863        101,863         101,863         101,863

ANNUAL INTEREST COVERAGE (19)                        4.62           4.51           4.55            4.55            4.50
2003-15 AVG INTEREST COVERAGE (20)

                            FOOTNOTES TO EXHIBIT A-8

         The footnotes to Exhibit A-8 are the same as the footnotes for Exhibit A-1, except:

16. Assumed to be 10 percent higher than that assumed in the Base Case, with the exception of the cost of emissions allowances.

17.      Assumed to be 10 percent higher than that assumed in the Base Case.


                                      A-87